AMENDED AND RESTATED
                             CREDIT AGREEMENT


                               by and among



                           CONSOLTEX GROUP INC.,
                              CONSOLTEX INC.,
                      CONSOLTEX MEXICO, S.A. de C.V.,
                           CONSOLTEX (USA) INC.,
                      THE BALSON-HERCULES GROUP LTD.,
                      LINQ INDUSTRIAL FABRICS, INC.,
                               as Borrowers,


                          NATIONAL BANK OF CANADA
                                    and
                           BANK OF AMERICA, N.A.
                         as Agents and as Lenders,

                                    and

                      BANC OF AMERICA SECURITIES LLC
                  as Lead Arranger and Lead Book Manager

                                    and

                THE LENDERS PARTY HERETO FROM TIME TO TIME

                             October 25, 1999






Name: BA CONSOLTEX 1999 A&R CREDIT AGREEMENT
Doc No: 304785.17

                   AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 25, 1999 (as amended, restated or supplemented and in effect from time to time, the "Agreement"), is made by and among each of CONSOLTEX GROUP INC., a corporation incorporated under the laws of Canada having its principal place of business on the date hereof in Ville Saint-Laurent, Qu<e'>bec, Canada ("Consoltex Group"), CONSOLTEX INC., a corporation incorporated under the laws of Qu<e'>bec having its principal place of business on the date hereof in Ville Saint-Laurent, Qu<e'>bec, Canada ("Consoltex"), CONSOLTEX (USA) INC., a New York corporation having its principal place of business on the date hereof in New York, New York, U.S.A. ("Consoltex USA"), THE BALSON-HERCULES GROUP LTD., a Rhode Island corporation having its principal place of business on the date hereof in New York, New York, U.S.A. ("Balson-Hercules"), LINQ INDUSTRIAL FABRICS, INC., a Delaware corporation having its principal place of business on the date hereof in Summerville, South Carolina, U.S.A. ("LINQ"), and CONSOLTEX MEXICO, S.A. DE C.V., a Mexican corporation having its principal place of business on the date hereof in Col. Polanco C.P., 11560, Mexico, D.F. ("Consoltex Mexico") (Consoltex Group, Consoltex, Consoltex USA, Balson-Hercules, LINQ and Consoltex Mexico are collectively referred to herein as the "Borrowers" and individually referred to as a "Borrower");

CONSOLTEX INTERNATIONAL, INC., a New York corporation having its principal place of business in New York, New York ("Consoltex International"), RAFYTEK, S.A. DE C.V., a Mexican corporation ("Rafytek"), RAFYTICA, S.A., a Costa Rican corporation ("Rafytica"), VERA PAK, S.A. DE C.V., a Mexican corporation ("Vera Pak"), MARINO TECHNOLOGIES INCORPORATED, a Delaware corporation having its principal place of business on the date hereof in Miami, Florida ("Marino"), WALPOLE INC., a New Jersey corporation having its principal place of business on the date hereof in Westhampton, New Jersey ("Walpole"), ROYALTON MEXICANA S.A. DE C.V., a Mexican corporation having its principal place of business on the date hereof in Mexico City, Mexico ("Royalton"), VEST COMPANY VESTCO S.A. DE C.V., a Mexican corporation having its principal place of business on the date hereof in Mexico City, Mexico ("Vestco") and MARINO TECHNOLOGIES DE MEXICO, S.A. DE C.V. , a Mexican corporation having its principal place of business on the date hereof in San Luis Potosi, Mexico ("Marino Mexico") (the Borrowers, Consoltex International, Rafytek, Rafytica, Vera Pak, Marino, Walpole, Royalton, Vestco and Marino Mexico are collectively referred to herein as the "Guarantors" and individually referred to as a "Guarantor");

NATIONAL BANK OF CANADA, a bank governed by the Bank Act (Canada), having its head office in Montr<e'>al, Qu<e'>bec, Canada, in its capacity as a Lender ("NBC"), BANK OF AMERICA, N.A., successor in interest to NationsBank, National Association, a national banking association organized and existing under the laws of the United States, having its principal office in Charlotte, North Carolina, U.S.A., in its capacity as a Lender ("Bank of America"), and EACH OTHER FINANCIAL INSTITUTION EXECUTING AND DELIVERING A SIGNATURE PAGE HERETO and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to this Agreement pursuant to SECTION 3.9 OR 14.1 (hereinafter NBC, Bank of America and such other financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), NATIONAL BANK OF CANADA, in its capacity as agent for the Canadian Facilities Lenders (as defined herein) (in such capacity, or any successor agent appointed in accordance with the terms of SECTION 13.9, the "Canadian Agent"), and BANK OF AMERICA, N.A., successor in interest to NationsBank, National Association, in its capacity as agent for the U.S. Facilities Lenders (as defined herein) and the Term B Loan Facility Lenders (as defined herein) (in such capacity, or any successor agent appointed in accordance with the terms of SECTION 13.9, the "US Agent" and together with the Canadian Agent, the "Agents").


                           W I T N E S S E T H:

     WHEREAS, the Borrowers, the Agents and the Lenders are party to that certain Credit Agreement dated as of March 19, 1996, as amended by Amendment No. 1 to Credit Agreement dated as of February 14, 1997, by Amendment No. 2 to Credit Agreement dated as of December 12, 1997, by that certain letter agreement dated as of March 16, 1998, by Amendment No. 4 to Credit Agreement dated as of June 8, 1998, by Amendment No. 5 to Credit Agreement dated as of September 29, 1998, by Amendment No. 6 to Credit Agreement dated as of December 31, 1998, by Amendment No. 7 to Credit Agreement dated as of May 17, 1999 and by Amendment No. 8 to Credit Agreement dated as of August 2, 1999 (as heretofore and from time to time hereafter amended, supplemented or restated, the "Existing Credit Agreement"), pursuant to which the Lenders have agreed to make available to the Borrowers (a) two term loan facilities in the aggregate principal amount outstanding as of October 1, 1999 of US $13,750,000, the proceeds of which were used when advanced to refinance and cancel existing term indebtedness and working capital facilities of the Borrowers, (b) a third term loan facility in the principal amount of US $25,000,000, the proceeds of were used when advanced principally to acquire Marino Technologies, Inc. and (c) two revolving credit facilities of up to US $57,500,000 in aggregate maximum principal amount at any time outstanding, the proceeds of which were used when advanced and are to be used (i) in part to refinance and cancel existing term indebtedness and working capital facilities of the Borrowers, (ii) to pay certain fees and expenses in connection with such facilities and such refinancing and (iii) for other general corporate purposes including but not limited to permitted investments in subsidiaries, Capital Expenditures, working capital investment and debt repayment and which included letter of credit availability of up to US $15,000,000 in aggregate stated amount outstanding at any time for the issuance of commercial and standby letters of credit; and

     WHEREAS, the Borrowers have requested that the Lenders amend and restate the Existing Credit Agreement and increase the commitment amount applicable to the Term B Loan Facility by US $18,000,000 to US $43,000,000, which increase shall be used by Consoltex USA to make an advance or contribution to Marino, which shall use such proceeds to finance the Atlas Acquisition, for working capital and for other lawful purposes; and

     WHEREAS, the Lenders and the Agents are willing to amend and restate the Existing Credit Agreement and to continue to make certain credit facilities available to the Borrowers upon the terms and conditions set forth herein;

     NOW, THEREFORE, the Borrowers, the Lenders and the Agents hereby agree that the Existing Credit Agreement is amended and restated in its entirety as follows:

                                 ARTICLE

                           DEFINITIONS AND TERMS

     ..   DEFINITIONS.  For the purposes  of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

          "Acceleration Event" means that (i) an Event of Default has occurred and is continuing and (ii) all of the Obligations have become due and payable in accordance with the terms of SECTION 12.1(A).

          "Accounts   Receivable"  means  all  Accounts  of  the  Borrowers
     (excluding Consoltex Mexico) as defined in the Security Agreement.

          "Acquisition" means the acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person which constitute all or substantially all of the assets of such Person or substantially all of the lines of business conducted by such Person.

          "Adjusted Consolidated Total Debt" means, as of any date on which the amount thereof is to be determined, the sum (without duplication) of (i) Consolidated Funded Indebtedness as of such date, plus (ii) all Outstandings under the Term Loan Facilities and the Term Loan B Facility as of such date, plus (iii) the aggregate outstanding principal amount of Subordinated Debt as of such date, plus (iv) the aggregate amount as of such date of all amounts advanced to a Borrower as a loan against, or comprising the purchase price on a non-recourse basis for, accounts receivable then outstanding and all amounts issued by a Borrower or special purpose subsidiary thereof and then outstanding under asset-based securitizations, which loans, sales and securitizations are transacted in the ordinary course of business of the Borrowers, and (v) minus the aggregate amount of cash on hand of Consoltex Group and its Subsidiaries most recently reported to each Agent and each Lender in form and substance, and pursuant to internal reporting systems, reasonably acceptable to the Required Lenders.

          "Advance" means the borrowing under a Facility.

     "Affiliate" means any Person (i) which directly or indirectly controls, or is controlled by, or is under common control with, any Borrower; or (ii) which beneficially owns or holds 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of any Borrower; or 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by any Borrower. The term "controls" (including with correlative meanings the terms "controlled by" and under "common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

          "Agents" has the meaning given such term in the preamble hereto.

          "AIP"   means   AIP/CGI   NB   Acquisition  Corp,  a  corporation
     incorporated under the laws of New Brunswick and a wholly owned subsidiary of American Industrial Partners Capital Fund II, L.P.

          "AIP Equity Contribution" means that equity contribution (whether accomplished by the purchase of newly issued shares of capital stock or otherwise) of up to US$10,000,000 made by AIP into Consoltex Group.

          "AIP Option to Purchase" means the provision in the Stockholders Agreement providing AIP with an option to purchase all, or not less than a majority of, the issued and outstanding multiple voting shares in the capital of Consoltex Group.

          "AIP Tender" means that offer to purchase all of the subordinate voting shares of Consoltex Group by AIP for CAN$5.60 cash per share as set forth in more detail in that certain Offer to Purchase dated as of September 24, 1999, as amended from time to time thereafter.

          "Alternate  Code"  has the meaning given  such  term  in  SECTION
     1.2(B).

          "Applicable Outstanding Percentage" means, with respect to any Lender at any date of determination, a fraction, the numerator of which shall be the sum of all Outstandings owing to such Lender under all the Facilities at such date and the denominator of which shall be the total of all the Outstandings at such date.

     "Applicable Commitment Percentage" means, with respect to any Lender under any certain Facility (other than the Canadian Swing Line Facility) on any date, a fraction, the numerator of which shall be such Lender's Commitment, if any, under such Facility on such date and the denominator of which shall be the sum of all the Lenders'
     Commitments under such Facility on such date; which Applicable Commitment Percentages for each Lender (other than the Canadian Swing Line Facility Lender) as of the Closing Date are as set forth in EXHIBIT A; PROVIDED that the Applicable Commitment Percentages of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with SECTION 3.9 OR 14.1 and any calculation thereof shall reflect any reduction of the Commitments under such Facility pursuant to SECTION 2.4, 2.5 OR 3.5, as applicable. For purposes of determining any Canadian Revolving Credit Facility Lender's obligation to purchase Participations in any Canadian Swing Line Loan, such Lender's "Applicable Commitment Percentage" on any date with respect to any Canadian Swing Line Loan or the Canadian Swing Line Facility shall be equal to its Applicable Commitment Percentage as determined with respect to the Canadian
     Revolving Credit Facility. For all other purposes of, and with respect to, any other provision of this Agreement or any other Loan Document, a Canadian Revolving Credit Facility Lender's "Applicable Commitment Percentage" on any date with respect to any Canadian Swing Line Loan or the Canadian Swing Line Facility shall be (a) except with respect to the Canadian Swing Line Facility Lender, equal to a fraction, the numerator of which shall be the outstanding principal amount of such Lender's Participation in such Loan or such Facility it has purchased from the Canadian Swing Line Facility Lender in accordance with the terms of SECTION 3.2(C) hereof and the denominator of which shall be the outstanding principal amount of such Loan or the Outstandings under such Facility, respectively, and (b) with respect to the Canadian Swing Line Facility Lender, equal to a fraction, the numerator of which is the outstanding principal amount of such Loan or Outstandings under such Facility, respectively, in which Participations have not been purchased in accordance with the terms of
     SECTION 3.2(C) hereof and the denominator of which shall be the outstanding principal amount of such Loan or the Outstandings under such Facility, respectively.

          "Applicable Margin" means, at any time and from time to time, a percent per annum equal to the percentage set forth below:

                                                            Applicable
                                                                     MARGIN

                                                     Eurodollar Rate
                                                          Loans and
                                                           Bankers'
                          TYPE   OF   LOAN              BASE   RATE   LOANS
ACCEPTANCES

           Term Loans and Revolving          1.50%           2.75%
           Loans (excluding Term B
           Loans)

           Term B Loans                      1.75%           3.00%.

          "Applicable Total Commitment Percentage" means, with respect to any Lender on any date, a fraction, the numerator of which shall be such Lender's aggregate Commitments under all the Facilities on such date and the denominator of which shall be the sum of all the Lenders' Commitments under all the Facilities on such date; PROVIDED that the Applicable Total Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with SECTION 3.9 OR 14.1 and any calculation thereof shall reflect any reduction of the Commitments under any Facility pursuant to SECTION 2.4, 2.5 OR 3.5, as applicable.

          "Applications for Letters of Credit" means, collectively, the Applications for Letters of Credit, or similar documentation, executed by any Borrower under a Revolving Credit Facility from time to time and delivered to the applicable Issuing Bank to support the issuance of Letters of Credit.

     "Assignment and Acceptance" shall mean an Assignment and Acceptance in substantially the form of EXHIBIT B (with blanks appropriately filled in) delivered to the Agents in connection with an assignment of all or a portion of a Lender's interest under this Agreement pursuant to
     SECTION 14.1.

          "Assuming  Lender"  has  the  meaning  given such term in SECTION
     3.9(C).

          "Atlas" means, collectively, Atlas Bag, Inc. and Atlas Bag Texas, Inc., the assets of which are to be acquired by the Borrower or a Subsidiary pursuant to the Atlas Acquisition.

          "Atlas Acquisition" has the meaning given to such term in SECTION
     11.2.

          "Authorized Representative" means any of the President or any Vice President of Consoltex Group or, with respect to financial matters, the chief financial officer of Consoltex Group, or any other Person expressly designated by the Board of Directors of Consoltex Group (or the appropriate committee thereof) as an Authorized Representative, as set forth from time to time in a certificate delivered to the Agents in substantially the form of EXHIBIT C.

          "Balson-Hercules" has the meaning given such term in the preamble hereto.

          "Bank of America" has the meaning given such term in the preamble hereto.

          "Bankers' Acceptances" means (i) with respect to any Canadian Facilities Lender (other than a Non-BA Lender), a non-interest bearing bill of exchange drawn by Consoltex or Consoltex Group, on the standard form used by the Canadian Facility Lender accepting it, at its Lending Office, or (ii) with respect to a Non-BA Lender, a Discount Note payable to the order of such Non-BA Lender, both the bill of exchange and the Discount Note to be denominated in Canadian Dollars and issued under a Canadian Facility.

          "Bankers' Acceptances Segment" means a Segment under a Canadian Facility utilized by way of Bankers' Acceptances.

          "Base Rate" means, as applicable:

               (i) with regard to Advances made in Canadian Dollars under either of the Canadian Facilities, the Applicable Margin in effect from time to time plus the greater, for each day, of:

                    (a) the Reference Rate then in force; or

               (b) the annual rate of interest which is the rate determined as being the arithmetic average (rounded upwards, if necessary, to the nearest 0.01%) of the discount rates for Canadian Dollar bankers' acceptances having a maturity date of thirty (30) days appearing on the CDOR Page of the "Reuters Screen" (as defined in the 1991 International Swap and Derivatives Association Inc. definitions, as amended or modified from time to time) at 10:00 a.m. (Montr<e'>al time) on such day or, if such day is not a Business Day, on the preceding Business Day or if such rates do not appear on the CDOR Page of the Reuters Screen as contemplated on any such day, then the rate shall be calculated as the arithmetic average of the discount rate for Canadian Dollar bankers' acceptances having a maturity date of 30 days quoted for such day by three brokers of good standing selected by the Canadian Agent, plus 1.25%;

               (ii) with regard to Advances made in US Dollars under either of the Canadian Facilities, the Applicable Margin in effect from time to time plus the greater, for each day, of (a) the Reference Rate then in effect or (b) the Federal Funds Effective Rate on such day plus 1.25%;

               (iii) with regard to Advances made under either of the US Facilities, the per annum rate of interest equal to the Applicable Margin in effect from time to time plus the greater, for each day, of (a) the Prime Rate then in effect or (b) the Federal Funds Effective Rate on such day plus 0.50%: and

               (iv) with regard to Advances made under the Term B Loan Facility, the per annum rate of interest equal to 1.75% plus the greater, for each day, of (a) the Prime Rate then in effect or
          (b) the Federal Funds Effective Rate on such day plus 0.50%

          Any change in the Base Rate resulting from a change in the Prime Rate, the Reference Rate or the Federal Funds Effective Rate shall become effective as of 12:01 A.M. on the Business Day on which each such change occurs.

          The Base Rate is a reference rate used by the Agents in determining interest rates on certain loans and is not intended to be the best or lowest rate of interest charged on any extension of credit to any debtor.

          "Base Rate Loan" means any Advance or portion of an Advance for which the rate of interest is determined by reference to the applicable Base Rate.

          "Base Rate Refunding Loan" means a Base Rate Loan made under a Revolving Credit Facility to satisfy Reimbursement Obligations arising from a drawing under a Letter of Credit, which Base Rate Refunding Loan shall be treated as a Revolving Credit Loan under such Facility for all purposes of this Agreement.

          "Base Rate Segment" means a portion of the principal amount outstanding under a Facility for which the rate of interest is determined by reference to the applicable Base Rate.

          "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

          "Borrower" and "Borrowers" have the meanings given such terms in the preamble hereto.
          "Borrowers' Canadian Account" means , as the context may require,
     (i) demand deposit account number 01-497-24 with the Canadian Agent with respect to Consoltex Group for Canadian Dollars, (ii) demand deposit account number 01-009-62 with the Canadian Agent with respect to Consoltex Group for US Dollars, (iii) demand deposit account number 01-488-25 with the Canadian Agent with respect to Consoltex for Canadian Dollars, or (iv) demand deposit account number 01-003-69 with the Canadian Agent with respect to Consoltex for US Dollars, as applicable, and in each instance includes any successor account with the Canadian Agent, which may be maintained at one or more offices of the Canadian Agent or an agent of the Canadian Agent, for the Borrowers under the Canadian Facilities, as is agreed in writing from time to time between the Canadian Agent and such Borrowers.

          "Borrowers' US Account" means, as the context may require, (i) demand deposit account number 0102333805 with respect to LINQ, (ii) demand deposit account number 3750636802 with respect to Balson-Hercules, (iii) demand deposit account number 3750636792 with respect to Consoltex USA or (iv) demand deposit account number 759198548 with respect to Consoltex Mexico, as applicable, and in each instance including any successor account with the US Agent, which may be maintained at one or more offices of the US Agent or an agent of the US Agent, for such Borrowers under the US Facilities, as is agreed in writing from time to time between the US Agent and such Borrowers.

          "Borrowing Base" means, as of any date of determination thereof, the sum of (i) all Eligible Receivables, as set forth in the most recent Borrowing Base Certificate delivered pursuant to SECTION 10.1(G), multiplied by 80%, (ii) the aggregate amount of all payment rights to amounts due from factors of Accounts Receivable in transactions and pursuant to agreements not in violation of SECTION 11.5(P) hereof in which the US Collateral Agent shall have a first priority perfected security interest pursuant to the Security Instruments free of any Lien other than such security interest and Statutory Remittal Liens, multiplied by 80%, (iii) the product of the aggregate stated amount as of such date of all commercial letters of credit issued for the account of the Borrowers in connection with the purchase of raw materials, which raw materials have not been received as Inventory as of such date, multiplied by 50% and (iv) the lesser of
     (A) US $30,000,000 or (B) all Eligible Inventory, as set forth in the most recent Borrowing Base Certificate delivered pursuant to SECTION 10.1(G), multiplied by 50%.

          "Borrowing Base Availability" means, on any date of determination, (a) the Borrowing Base on such date LESS (b) the sum of
     (i) the aggregate principal amount of all Loans outstanding, and the aggregate face amount of all Bankers' Acceptances outstanding, under both Revolving Credit Facilities and the Canadian Swing Line Facility on such date, (ii) the aggregate undrawn amount of all Letters of Credit outstanding under both Letter of Credit Facilities on such date and (iii) the aggregate Reimbursement Obligations owing under both Letter of Credit Facilities on such date.

          "Borrowing Base Certificate" means a certificate substantially in the form of EXHIBIT D prepared and delivered by an Authorized
     Representative to the Agents  from  time  to  time  in accordance with
     SECTION 10.1(G).

     "Business Day" means, (i) with respect to any Base Rate Loan, Banker's Acceptance or Canadian Swing Line Loans, any day which is not a Saturday, Sunday or a day on which banks in the Province of Qu<e'>bec and in the States of New York and North Carolina are authorized or obligated by law, executive order or governmental decree to be closed and (ii) with respect to any Eurodollar Rate Loan, any day which is a Business Day under clause (i) above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, Toronto, Canada, Montr<e'>al, Canada, New York, New York and Charlotte, North Carolina.

          "Canadian Agent" has the meaning given such term in the preamble hereto.

          "Canadian Benefit Law" means any applicable Canadian federal or provincial statute, law, regulation, order or decree having the force of law regulating, relating to or imposing liability or standards of conduct concerning any Canadian Employee Pension Plan.

          "Canadian Collateral Trustee" means Desjardins Trust Inc., a trust company, or any successor thereto, as collateral trustee pursuant to certain Security Instruments with respect to Collateral located in Canada or the Canadian Agent acting in such capacity.

          "Canadian  Dollars"   and   the  symbol  "CAN  $"  means  dollars
     constituting legal tender for the payment of public and private debts in Canada.

          "Canadian Employee Pension Plan" means any employee benefit plan registered as a pension plan in Canada under Canadian Benefit Law and that is maintained by Consoltex or Consoltex Group or with respect to which Consoltex or Consoltex Group could incur a liability.

          "Canadian Facilities Lenders" means, collectively, the Canadian Term Loan Facility Lenders, the Canadian Revolving Credit Facility Lenders and the Canadian Swing Line Facility Lender.

          "Canadian Facility" means any of the Canadian Term Loan Facility, the Canadian Revolving Credit Facility or the Canadian Swing Line Facility.

          "Canadian Issuing Bank" means initially NBC and thereafter any Canadian Revolving Credit Facility Lender which is a successor to NBC as issuer of Canadian Letters of Credit pursuant to SECTION 14.1.

          "Canadian Letter of Credit" means a standby or commercial letter of credit issued under the Canadian Revolving Credit Facility by the Canadian Issuing Bank for the account of an applicable Facility Borrower in favor of a Person advancing credit to or securing an obligation on behalf of such Facility Borrower.

     "Canadian Letter of Credit  Facility"  means the facility described in
     ARTICLE IV hereof providing for the issuance by the Canadian Issuing Bank for the account of the applicable Facility Borrowers of Canadian Letters of Credit in an aggregate stated amount at any time outstanding not exceeding US $10,000,000.

          "Canadian Revolving Credit Facility" means the facility described in ARTICLE III hereof providing for Advances in Canadian Dollars or US Dollars and for Bankers' Acceptances, in favor or at the request of an applicable Facility Borrower by the Canadian Revolving Credit Facility Lenders in the aggregate principal amount at any time outstanding not exceeding the Total Commitment applicable to such Facility at such time.

          "Canadian Revolving Credit Facility Lenders" means, collectively, each Lender identified on EXHIBIT A hereto as being a Lender having a Commitment under the Canadian Revolving Credit Facility and each other financial institution that executes and delivers an Assignment and Acceptance pursuant to SECTION 3.9 OR 14.1 in which such institution acquires a Commitment under such Facility.

          "Canadian Revolving Credit Loan" means any Loan, including without limitation any Base Rate Refunding Loan, under the Canadian Revolving Credit Facility made in accordance with ARTICLE III to any Facility Borrower thereunder.

          "Canadian Swing Line Facility" means the revolving line of credit
established                              by                             the
Canadian  Swing Line Facility Lender in favor  of  the  Facility  Borrowers
pursuant                             to                             SECTION
                                                                      3.2.

          "Canadian Swing Line Facility Lender" means NBC.

          "Canadian Swing Line Loans" means Loans made by the Canadian Swing Line Facility Lender to the Facility Borrowers pursuant to
     SECTION 3.1.1.

          "Canadian Swing Line Loan Outstandings" means, as of any date of determination, the aggregate principal amount of all Canadian Swing Line Loans then outstanding.

          "Canadian Termination Event" means (i) a notice given with respect to a Canadian Employee Pension Plan that registration under Canadian Benefit Law may be revoked; or (ii) the termination of a Canadian Employee Pension Plan or the filing of a notice of intent under Canadian Benefit Law to terminate any such plan or the treatment of any amendment to any such plan as a termination; or (iii) the appointment of a provisional administrator, including any Governmental Authority, to administer any Canadian Employee Pension Plan.

          "Canadian Term Loan" means the  Loan  made  by  the Canadian Term
     Loan Facility Lenders under the Canadian Term Loan Facility in accordance with ARTICLE II.

          "Canadian  Term  Loan Facility" means the facility  described  in
     ARTICLE II providing for Advances in Canadian Dollars or US Dollars and for Bankers' Acceptances in favor of the Facility Borrowers by the Canadian Term Loan Facility Lenders in the aggregate principal amount of the Total Commitment applicable to such Facility on the Closing Date.

     "Canadian Term Loan Facility Lenders" means, collectively, each Lender identified on EXHIBIT A hereto as being a Lender having a Commitment under the Canadian Term Loan Facility and each other financial institution that executes and delivers an Assignment and Acceptance pursuant to SECTION 3.9 OR 14.1 in which such Lender acquires a Commitment under such Facility.

          "Capital Expenditures" means, with respect to the Borrowers and their Subsidiaries on a consolidated basis, for any period the SUM (without duplication) of all expenditures (whether paid in cash or accrued as liabilities and including without limitation Capital Leases) by any Borrower or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items in accordance with GAAP and, to the extent not included therein, all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for or to be paid for with proceeds of (i) casualty insurance, condemnation awards (or payments in place thereof) or indemnity payments received from third parties; (ii) any sale or trade in of worn-out, obsolete, surplus or damaged fixed assets; or (iii) any government grants received by any Borrower or any Subsidiary which are for the restricted purpose of funding Capital Expenditures and which, if to be repaid, are repayable in not less than five (5) years and on which no interest accrues or is payable, in each case as evidenced in writing and submitted to the Agents together with the compliance certificate delivered pursuant to
     SECTION 10.1(A)(II) OR 10.1(B)(II) for such period.

          "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP.

          "Cash Collateral Account" means any account established and maintained from time to time under either Cash Collateral Agreement for the purposes set forth therein.

          "Cash Collateral Agreement" means, collectively, the Cash Collateral Agreements, each dated as of the Original Closing Date, between the Facility Borrowers under the Canadian Revolving Credit Facility and the Canadian Agent and between the Facility Borrowers under the US Revolving Credit Facility and the US Agent, respectively, as amended, modified or supplemented from time to time.

          "Change in Consolidated Working Capital" means, with respect to any determination thereof, the result obtained, expressed as a positive or negative number as appropriate, by subtracting from (a) Consolidated Working Capital as at the last day of the most recently completed fiscal period of the Borrowers prior to such determination (the "Prior Period") (b) the amount of Consolidated Working Capital as at the last day of the fiscal period of the Borrowers immediately preceding the Prior Period.

     "Change of Control" means the occurrence of any of the following: (i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of Consoltex Group to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than the Principals or their Related Parties), (ii) the adoption of a plan relating to the liquidation or dissolution of Consoltex Group, or (iii) the acquisition by any person or group (as such term is used in Section 13(d)(3) of the Exchange
     Act) (other than the Principals and their Related Parties) of direct or indirect majority in interest (more than 50%) of the voting power of the voting stock of Consoltex Group by way of amalgamation, merger or consolidation or otherwise; PROVIDED, HOWEVER, that the acquisition by a person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than the Principals and their Related Parties) of all or substantially all of the assets of LGHBV or a direct or indirect majority in interest (more than 50%) of the voting power of the voting stock of LGHBV by way of amalgamation, merger or consolidation or otherwise, shall be deemed to be a Change of Control.

          "Closing Date" means the first date on which all the conditions set forth in SECTION 8.1 have been satisfied.

          "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

          "Collateral" means, collectively, all property of any Borrower, any Subsidiary or any other Person in which the US Collateral Agent, the Canadian Collateral Trustee or any Lender is granted a Lien under any Security Instrument as security for all or any portion of the Obligations.

          "Commitment" means, for each Lender under any certain Facility, the obligation of such Lender to make Advances (or Bankers' Acceptances under any Canadian Facility) available under such Facility to the Facility Borrowers in an aggregate principal amount from time to time up to such Lender's Applicable Commitment Percentage of the Total Commitment for such Facility at such time.

          "Commitment Fee" means, at any time and from time to time, .425% per annum.

          "Confidential Information" means information that is furnished to either Agent or any Lender by or on behalf of any Borrower or any of its Subsidiaries or Affiliates on a confidential basis in connection with any Facility, the Loan Documents or any of the transactions contemplated thereby, but does not include any such information that
     (a) is or becomes generally available to the public (other than as a result of a breach by any such Agent or Lender of its confidentiality obligations hereunder or otherwise), (b) was available to any Agent or any Lender on a nonconfidential basis prior to its disclosure to such Agent or Lender by any Borrower or any of its Subsidiaries, or (c) is or becomes available to any Agent or Lender on a nonconfidential basis from a source that is not, to the best of such Agent's or Lender's knowledge, as the case may be, bound by a confidentiality arrangement with any Borrower or any of its Subsidiaries or Affiliates in respect of such information or otherwise prohibited from disclosing such information.

          "Consenting Lender"  has  the  meaning given such term in SECTION
     3.9(B).

     "Consolidated Current Assets" means cash and all other assets of the Borrowers and their Subsidiaries which would be classified as a current asset in accordance with GAAP, less all applicable reserves established in accordance with GAAP, all determined on a consolidated basis.

          "Consolidated Current Liabilities" means all liabilities of the Borrowers and their Subsidiaries which by their terms are payable within one year after the date of determination (including all Indebtedness payable on demand or maturing not more than one year from the date of determination and the current portion of long-term liabilities having a maturity date in excess of one year), but excluding in all cases the Outstandings less the undrawn portion of any Letter of Credit then outstanding, all determined on a consolidated basis and in accordance with GAAP.

          "Consolidated EBITDA" means with respect to the Borrowers and their Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the sum of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) income tax expense, (iv) amortization expense, (v) depreciation expense and (vi) with respect to any foreign currency exchange gains and losses that are set forth as a specific gain or loss in the financial statements most recently delivered pursuant to SECTION 10.1(A)(I), (a) to the extent of any such foreign currency exchange gain included in Net Income, less such gain and (b) to the extent of any such foreign currency exchange loss included in Net Income, plus such loss, all determined on a consolidated basis and in accordance with GAAP; PROVIDED, HOWEVER, that notwithstanding the foregoing, there shall be excluded from such computation any expense related to post-retirement employee benefits; PROVIDED FURTHER, HOWEVER, that notwithstanding the foregoing, there shall be excluded from such computation (x) during any Four-Quarter Period containing the fiscal quarters ending September 30, 1999 and December 31, 1999 all non-recurring shareholder enhancement charges and expenses incurred in connection with the AIP Equity Contribution and related transactions in an aggregate amount not to exceed CAN $4,000,000 and (y) during any Four-Quarter Period including the second and third fiscal quarters of 1999 in the calculation thereof, up to CAN$1,600,000 of restructuring charges incurred during such second or third fiscal quarters.

          "Consolidated Fixed Charge Coverage Ratio" means, with respect to the Borrowers and their Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Fixed Charges for such period.

          "Consolidated Fixed Charges" means, with respect to the Borrowers and their Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the SUM, without duplication, of (i) Consolidated Interest Expense for such period, (ii) all Required Principal Payments to be made (other than any mandatory prepayment required to be made in compliance with SECTION 2.5(A)), and all optional payments of the Term Loan and the Term B Loan made, during such period, (iii) income tax expense for such period, and (iv) all dividends and other distributions paid in cash during such period (regardless of when declared) on any shares of capital stock of Consoltex Group then outstanding, all determined on a consolidated basis and in accordance with GAAP.

     "Consolidated Funded Indebtedness" means (i) all Outstandings (other than the undrawn portion of outstanding Letters of Credit) under the Revolving Credit Facilities and (ii) all other Indebtedness for Money Borrowed of the Borrowers and their Subsidiaries, including without limitation the Subordinated Debt, determined on a consolidated basis, which by its terms matures more than one year from the date of its determination or matures within one year from the date of its determination but is renewable or extendable, at the option of any Borrower or any of their Subsidiaries, to a date more than one year from the date of its determination, including all payments of principal in respect thereof that are to be made within one year from the date of determination thereof; PROVIDED, HOWEVER, any Advances made to finance payment of the scheduled interest payments with respect to the Subordinated Notes payable on April 1 shall in each instance be deemed to be made in the corresponding fiscal quarter ending June 30, and any Advances made to finance payment of the scheduled interest payments with respect to the Subordinated Notes payable on October 1 shall in each instance be deemed to be made in the corresponding fiscal quarter ending December 31.

          "Consolidated Interest Expense" means, with respect to any period of computation thereof, the interest expense of the Borrowers and their Subsidiaries during such period, including without limitation
     (i) the current amortized portion of debt discounts to the extent included in interest expense for such period, (ii) all expense incurred during such period with respect to the sale of Accounts Receivable to one or more factors, and (iii) the portion of any payments made during such period in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis and in accordance with GAAP.

          "Consolidated Net Income" means, for any period of computation thereof, without duplication in the determination of revenues, expenses and net gains, the gross revenues from operations of the Borrowers and their Subsidiaries (including payments received by the Borrowers and their Subsidiaries of (i) interest income, and (ii) dividends and distributions made by Persons in which investment is permitted pursuant to this Agreement), less all operating and non-operating expenses of the Borrowers and their Subsidiaries (including all income tax expense), all determined on a consolidated basis and in accordance with GAAP but excluding (for all purposes other than the computation of Consolidated EBITDA utilized to determine Excess Cash
     Flow) as income: (A) net gains on the sale, conversion or other disposition of capital assets or returned assets of any Pension Plan,
     (B) net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of any Borrower or its Subsidiaries, (C) net gains on the collection of proceeds of life insurance policies, (D) any write up of any asset, (E) net gains attributable to any Person that is not a wholly owned Subsidiary of such Person, except to the extent of the amount of dividends or other distributions referred to in clause (ii) above, (F) net gains attributable to any Person that accrued prior to the date such Person became a Subsidiary of any Borrower or was merged into or consolidated with any Borrower or any of its Subsidiaries, and (G) any other net gain or credit of an extraordinary or unusual nature, all determined in accordance with GAAP.

     "Consolidated Net Worth" means, as of any day on which the amount thereof is to be determined, the sum of the following in respect of the Borrowers and their Subsidiaries (determined on a consolidated basis and excluding any upward adjustment after the Closing Date due to revaluation of assets): (i) the amount of issued and outstanding share capital as of such day, plus (ii) the amount of additional paid-in capital and retained earnings (or, in the case of a deficit, minus the amount of such deficit) as of such day, all as determined in accordance with GAAP.

          "Consolidated Tangible Assets" means, as of the last day of any Fiscal Year on which the amount thereof is to be determined, the net book value of all tangible assets of the Borrowers and their Subsidiaries as of such day, as determined on a consolidated basis and in accordance with GAAP.

          "Consolidated Total Capitalization" means, as of any day on which the amount thereof is to be determined, the sum of Adjusted Consolidated Total Debt as of such day plus Consolidated Net Worth as of such day.

          "Consolidated Total Debt" means, as of any date on which the amount thereof is to be determined, the sum (without duplication) of Consolidated Funded Indebtedness as of such date, plus all Outstandings under the Term Loan Facilities and the Term B Loan Facility as of such date, plus the aggregate outstanding principal amount of Subordinated Debt as of such date, and minus the aggregate amount of cash on hand of Consoltex Group and its Subsidiaries most recently reported to each Agent and each Lender in form and substance, and pursuant to internal reporting systems, reasonably acceptable to the Required Lenders.

          "Consolidated Working Capital" means, as of any date on which the amount thereof is to be determined, the excess of Consolidated Current Assets as of such day, over Consolidated Current Liabilities as of such day.

          "Consoltex" has the meaning given such term in the preamble hereto.

          "Consoltex Group" has the meaning given such term in the preamble hereto.

          "Consoltex International" means Consoltex International, Inc., a New York corporation.

          "Consoltex Mexico" has the meaning given such term in the preamble hereto.

          "Consoltex Mexico Borrowing Limit" means, with respect to Consoltex Mexico, the maximum principal amount set forth below for each of the US Term Loan Facility and the US Revolving Credit
     Facility:

               1. US Term Loan Facility US $7,500,000
               2.   US Revolving Credit Facility US $9,000,000

          "Consoltex USA" has the meaning given such term in the preamble hereto.

     "Contingent Obligation" of any Person means (without duplication) all contingent liabilities required to be included in the financial statements (including footnotes) of such Person in accordance with GAAP, all Rate Hedging Obligations of such Person and all obligations of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

               (1) to purchase such Indebtedness or other obligation or any property or assets constituting security therefor;

               (2) (i) to advance or supply funds in any manner for the purchase or payment of such Indebtedness or other obligation, or
          (ii) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

               (3) to grant or convey any Lien on any property or assets of such Person to secure payment of such Indebtedness or other obligation;

               (4) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

               (5) otherwise to assure the owner of the Indebtedness or such obligation of the primary obligor against loss in respect thereof.

     PROVIDED, HOWEVER, that the term Contingent Obligations shall not include endorsements of instruments for deposit or collection or similar obligations incurred in the ordinary course of business. For purposes of the Loan Documents, the amount of any Contingent Obligation shall be deemed to be the lesser of (a) the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith and (b) in the case of (i) any Contingent Obligations of the type referred to under clause (3) above, the fair value of such property or assets in respect of which such Contingent Obligations arise, as determined in good faith by such Person and (ii) any Contingent Obligations of the type referred to under clause (4) above, the aggregate amount of such lease payments or purchase price of such securities, property or services.

     "Cost of Acquisition" means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the SUM of the following (without duplication): (i) the value of the capital stock, warrants or options to acquire capital stock of any Borrower or any Subsidiary to be transferred in connection therewith, (ii) the amount of any cash and fair market value of other property (excluding property described in clause (i) and the unpaid principal amount of any debt instrument) given as consideration, (iii) the amount
     (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Indebtedness incurred, assumed or acquired by any Borrower or any Subsidiary in connection with such Acquisition, (iv) all additional purchase price amounts in the form of earnouts (which shall not include reasonable salary and bonus) and other contingent obligations that should be recorded on the financial statements of the Borrowers and their Subsidiaries in accordance with GAAP, (v) all amounts paid in respect of covenants not to compete, consulting agreements that should be recorded on financial statements of the Borrowers and their Subsidiaries in accordance with GAAP, and other affiliated contracts in connection with such Acquisition, (vi) the aggregate fair market value of all other consideration given by any Borrower or any Subsidiary in connection with such Acquisition, and (vii) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such transaction, and other similar transaction costs so incurred. For purposes of determining the Cost of Acquisition for any transaction, (A) the capital stock of Consoltex Group shall be valued
     (I) with respect to shares that are listed and posted for trading on a Canadian stock exchange, at the last closing price of a board lot of shares on The Montreal Exchange (or, if the shares are not listed and posted for trading on The Montreal Exchange, the last closing price on The Toronto Stock Exchange), or (II) with respect to shares that are not freely tradeable, as determined by a committee composed of the disinterested members of the Board of Directors of Consoltex Group and, if requested by the Agents, determined to be a reasonable valuation by the independent public accountants referred to in SECTION 10.1(A), (B) the capital stock of any other Borrower or any Subsidiary shall be valued as determined by a committee composed of the disinterested members of the Board of Directors of such Subsidiary and, if requested by the Agents, determined to be a reasonable valuation by the independent public accountants referred to in SECTION 10.1(A), and (C) with respect to any Acquisition accomplished pursuant to the exercise of options or warrants or the conversion of securities, the Cost of Acquisition shall include both the cost of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion.

          "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder.

          "Default Rate" means, at any date of determination, (i) with respect to each Eurodollar Rate Loan, a rate per annum of two percent (2%) above the Eurodollar Rate applicable to such Segment during the Interest Period in effect therefor, and thereafter a rate per annum of two percent (2%) above the applicable Base Rate, (ii) with respect to Base Rate Loans and all other overdue amounts (other than with respect to Bankers' Acceptances), a rate per annum of two percent (2%) above the applicable Base Rate and (iii) in any such case, the maximum rate permitted by applicable law, if lower.

     "Defaulted Advance" means, with respect to any Lender at any time, the amount of any Advance or Bankers' Acceptances required to be made by such Lender to any Borrower pursuant to SECTION 3.1 at or prior to such time that has not been so made as of such time; PROVIDED, HOWEVER, that any deficiency advance made by the Relevant Agent for the account of such Lender pursuant to SECTION 3.7 shall not be considered a Defaulted Advance even if, at such time, such Lender shall not have reimbursed such Agent therefor. If a portion of a Defaulted Advance shall be deemed made pursuant to SECTION 3.7(B), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to SECTION 3.1, as the case may be, on the same date as the Defaulted Advance so deemed made in part.

          "Discount" means (i) with respect to a Bankers' Acceptance accepted by a Canadian Facility Lender which is a bank governed by the BANK ACT (Canada), the amount which is the difference between the face amount of such Bankers' Acceptance and the Discounted Proceeds and
     (ii) with respect to a Bankers' Acceptance which is a Discount Note, the amount determined by the Canadian Agent as being the arithmetic average (rounded upward to the nearest 1/100th of 1%), of the discounts applicable to the Bankers' Acceptances accepted by (or that would be accepted by) the Canadian Facility Lenders which are banks governed by the BANK ACT (Canada) and issued under the same Facility on the day the Discount Note is issued and having the same maturity as such Discount Note.

          "Discount Note" means a non-interest bearing note substantially in the form of EXHIBIT J, issued by Consoltex or Consoltex Group under a Canadian Facility in favor of a Non-BA Lender and discounted by such Non-BA Lender, the Loan evidenced by such note being made in lieu of accepting Bankers' Acceptances.

          "Discounted Proceeds" means in respect of any Bankers' Acceptance to be accepted by a Canadian Facility Lender which is a bank governed by the BANK ACT (Canada) on any day, an amount (rounded to the nearest whole cent, and with one-half of one cent being rounded up) calculated on such day by multiplying:

          (a)  the face amount of such Bankers' Acceptance, by

          (b) the price, where the price is determined by dividing one by the sum of one plus the product of:

               (i)  the Discount Rate (expressed as a decimal); and

               (ii) a fraction, the numerator of  which  is  the  number of days in the term of such Bankers' Acceptance and the denominator of which is 365;

               with the price as so determined being rounded up or down to the fifth decimal place and .000005 being rounded up.

          "Discount Rate" with respect to an issue of Bankers' Acceptances with the same maturity date, means the rate determined by the Canadian Agent as being the discount rate, calculated on the basis of a year of 365 days, of each of the Canadian Facility Lenders which are banks governed by the BANK ACT (Canada), established in accordance with their normal practices at or about 9:30 a.m. (Montr<e'>al time) on the date of issue and acceptance of such Bankers' Acceptances, for bankers' acceptances having a face value comparable, and a maturity date identical, to the face value and maturity date of the Bankers' Acceptances forming part of such issue to be accepted by each such Canadian Facility Lender.

     "Drawdown Notice" means the notice delivered by an Authorized Representative in connection with an Advance under a Revolving Credit Facility, or an issuance of Bankers' Acceptances under the Canadian Revolving Credit Facility, in substantially the form of EXHIBIT E.

          "Eligible Fixed Assets" means, on any date of determination, the assets of the Borrowers as of such date consisting of land, buildings, structures, improvements and fixtures located anywhere other than in Mexico or Costa Rica and in which the US Collateral Agent or the Canadian Collateral Trustee shall have a first priority perfected security interest pursuant to the Security Instruments, free of any Lien other than such security interest, Statutory Permitted Liens, the hypothecs in favor of the landlords listed in SCHEDULE 11.4(J), and landlord liens arising by operation of law with respect to locations of the Borrowers in Canada unless a waiver of any such landlord lien is requested by the Agents and is not received within sixty (60) days after such request; PROVIDED, HOWEVER, in the event the Agents do not receive written notice from Consoltex that it has renewed the lease of real property on which a portion of its manufacturing and warehouse facility in Cowansville, Quebec is located at least three (3) months prior to the scheduled maturity date of such lease as of the Closing Date, all land, buildings, structures, improvements and fixtures located at such manufacturing and warehouse facility shall be excluded from the determination of Eligible Fixed Assets after such maturity date.

          "Eligible Inventory" means all of the Inventory of the Borrowers, without duplication (valued at the lower of cost, determined using the first-in-first-out method, replacement cost and net realizable value, but in no event valued at greater than fair market value), which consists of raw materials (which shall include all greige goods and all polypropylene products), and finished goods inventory (but in no event work in process of Consoltex and Balson-Hercules), and in which the US Collateral Agent, the Canadian Agent, the Canadian Facilities Lenders or the Canadian Collateral Trustee shall have a first priority perfected security interest pursuant to the Security Instruments, free of any Lien other than such security interest, Statutory Permitted Liens and the hypothecs in favor of the landlords listed in SCHEDULE 11.4(J), and landlord liens arising by operation of law with respect to locations of the Borrowers in Canada unless a waiver of any such landlord lien is requested by the Agents and is not received within sixty (60) days after such request, and which conforms in all material respects to the warranties contained in the Security Agreement, less (to the extent otherwise included in Eligible Inventory) (i) any supplies, spare parts, goods returned or rejected by customers of any Borrower which are not saleable or are subject to a Lien of any
     factor         of  Accounts  Receivable  of  any Borrower, goods to be
     returned to suppliers of any Borrower, goods in transit to third parties (other than the agents, leaseholds or warehouses of any Borrower), (ii) any reserves required under GAAP for bill and hold (deferred shipment) sales as and to the extent such reserves relate to such Eligible Inventory, and (iii) any Inventory of Balson-Hercules other than Inventory located on property owned or leased by Balson-Hercules or held at a bonded warehouse for the benefit of Balson-Hercules.

     "Eligible Receivables" means all of (i) the Accounts Receivable in which the US Collateral Agent or the Canadian Collateral Trustee shall have a first priority perfected security interest pursuant to the Security Instruments, free of any Lien other than such security interest and Statutory Permitted Liens, for which the account debtor is not an Affiliate of any Borrower or Subsidiary and is located in Canada or in the United States of America or, if in another jurisdiction, for which the applicable Account Receivable is supported by a letter of credit that has been remitted, and is reasonably acceptable, to the US Collateral Agent or the Canadian Agent, as the case may be, and in no event shall include any Account Receivable subject to a Lien of, or which has been sold, assigned or otherwise disposed of to, any factor of Accounts Receivable of any Borrower, and
     (ii) the accounts receivable of Rafytek which are supported by a letter of credit that has been delivered, and is reasonably acceptable, to the US Collateral Agent, and which in the case of both clauses (i) and (ii) above are less than 90 days (120 days in the case of agrotextile and cotton bale wrap customers of LINQ) past the applicable invoice date (unless they are supported by a letter of credit that has been assigned or pledged, and is reasonably acceptable, to the Relevant Agent) and conform to the warranties contained in the Security Agreement in all material respects, less any returns, discounts, claims, setoffs, credits and allowances of any nature with respect to such Accounts Receivable or the related goods (whether issued, owing, granted or outstanding).

          "Eligible Securities" means the following obligations and any other obligations approved in writing by the Relevant Agent (which approval shall not be unreasonably withheld or delayed):

               (a) Government Securities;

               (b) obligations of any corporation organized under the laws of Canada or any province thereof or any state of the United States of America or under the laws of any other nation, payable in Canada or in the United States of America, expressed to mature not later than 360 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

               (c) interest bearing demand or time deposits, or certificates of deposit or bankers' acceptances maturing within one year days from the date of issuance thereof, and issued by a Lender or a bank or trust company organized under the laws of the United States of America or Canada or of any state or province thereof having capital combined surplus and undivided profits aggregating at least US $400,000,000 and being rated "A-3" or better by S&P or "A" or better by Moody's;

               (d) Repurchase Agreements;

               (e) Municipal Obligations;

               (f) insured certificates of deposit, deposit notes or term deposit receipts of any commercial bank listed on Schedule I of the BANK ACT (Canada);

          (g) commercial paper issued by any corporation organized under the laws of Canada or any province thereof and rated at least A-1 (or the then equivalent grade) by the Canada Bond Rating Service or R-1 (middle)/low (or the then equivalent grade) by the Dominion Bond Rating Service;

               (h) commercial paper issued by any corporation organized under the laws of any state of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P; and

               (i) shares of mutual funds which invest in obligations described in paragraphs (a) through (h) above, the shares of which mutual funds are at all times rated "AAA" by S&P.

          "Employee Benefit Plan" means any employee benefit plan, other than a Pension Plan, subject to Section 401(a) of the Code (including any trust agreement subject to Section 501 of the Code under any such plan) that is maintained for employees of a Borrower or with respect to which any Borrower could incur a liability.

          "Environmental Laws" means, collectively, as applicable to and governing any certain Borrower or its properties, (i) each binding Canadian, Mexican and Costa Rican applicable federal, provincial or local Act, Statute, Regulation, By-Law, policy, code, instruction, guideline, indicator, order, infraction notice, correction notice, decision, declaration, injunction, decree, order-in-council, judgment and summons, and, as applicable in Quebec, the "Politique de rehabilitation des terrains contamines" and the "Lignes directrices en matiere d'enl<e`>vement de reservoirs souterrains ayant contenu des produits p<e'>troliers" and pertains in whole or in part to the environment or to its protection, adopted, published, sent or rendered by any Governmental Authority; and (ii) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, or imposing liability or standards of conduct concerning, any Hazardous Material.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

          "ERISA Affiliate" means any Person or trade or business which is a member of a group which is under common control with any Borrower, or who, together with such Borrower, is treated as a single employer within the meaning of Section 414(b) and (c) of the Code.

          "Eurocurrency Liabilities" has the meaning given such term in Regulation D.

          "Eurodollar Rate" means (i) with respect to Term B Loans, the interest rate per annum calculated according to the following formula:
          Eurodollar  =  Interbank Offered Rate   +   3.00%
             Rate

     and (ii) with respect to all other Loans, the interest rate per annum calculated according to the following formula:

          Eurodollar  =  Interbank Offered Rate   +    Applicable Margin
             Rate

          "Eurodollar Rate Loan" means any Advance or portion of an Advance for which the rate of interest is determined by reference to the Eurodollar Rate.

          "Eurodollar Rate Segment" means a portion of the principal amount outstanding under a Facility for which the rate of interest is determined by reference to the Eurodollar Rate.

          "Eurodollar Reserve Percentage" means, with respect to any US Facility Lender for any Interest Period for any Eurodollar Rate Loan, the reserve percentage applicable two (2) Business Days before the first day of such Interest Period under regulations issued from time to time by the Board for determining the actual reserve requirement (including, without limitation, any emergency, special, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined) having a term equal to such Interest Period.

          "Event  of Default" has the meaning given such  term  in  SECTION
     12.1.

          "Excess Cash Flow" means, with respect to the Borrowers and their Subsidiaries for any period, the difference of (a) Consolidated EBITDA for such period (including within Consolidated Net Income for purposes of computing Consolidated EBITDA as used in this definition, any net gain or loss, as applicable, otherwise excluded from the calculation thereof in the definition of "Consolidated Net Income" that is realized in cash or cash equivalents) MINUS (b) the sum of (i) any Change in Consolidated Working Capital as at the end of such period,
     (ii) Capital Expenditures accrued during such period, (iii) Consolidated Interest Expense for such period, (iv) all Required
     Principal Payments to be made during such period, all optional payments of the Term Loans made in accordance with SECTION 2.4 and all optional payments of the Term B Loan made in accordance with SECTION 2A.4, and (v) consolidated income tax expense during such period.

          "Excess Cash Flow Prepayment" has the meaning given to such term in SECTION 2.5(B).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

     "Existing Stated Termination  Date" has the meaning given such term in
     SECTION 3.9(A).

          "Extension  Date" has the meaning  given  such  term  in  SECTION
     3.9(B).

          "Facility" means any of the Revolving Credit Facilities, the Letter of Credit Facilities, the Term Loan Credit Facilities, the Canadian Swing Line Facility and the Term B Loan Facility.

          "Facility Borrower" means, when in relation to (i) the Canadian Revolving Credit Facility, the Canadian Swing Line Facility and Canadian Letter of Credit Facility: each of Consoltex and Consoltex Group; (ii) the Canadian Term Loan Facility: Consoltex; (iii) the US Revolving Credit Facility and the US Letter of Credit Facility: each of Consoltex USA, Balson-Hercules, LINQ and Consoltex Mexico; (iv) the US Term Loan Facility: each of LINQ and Consoltex Mexico; and (v) the Term B Loan Facility: Consoltex USA.

          "Facility Guaranty" means each guaranty agreement between one or more Guarantors and the Agents for the benefit of the Lenders, delivered as of the Original Closing Date or otherwise pursuant to
     SECTION 10.17, as the same may be amended, modified or supplemented from time to time.

          "Facility Termination Date" means the first date on which both the Revolving Credit Termination Date, the Term Loan Termination Date and the Term B Loan Termination Date shall have occurred, no Letters of Credit shall remain outstanding and the Borrowers shall have fully paid all Obligations.

          "Federal Funds Effective Rate" means, for any day, the rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Relevant Agent on such day on such transaction from three Federal funds brokers of recognized standing selected by the Relevant Agent.

          "Fiscal Year" means the twelve month fiscal period of the Borrowers and their Subsidiaries commencing on January 1 of each calendar year and ending on the next succeeding December 31.

          "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrowers and their Subsidiaries, taken together as one accounting period.

     "Fully Satisfied" means with respect to the Obligations as of any date, that on or before such date, (i) the principal of and interest accrued to such date on all outstanding Loans and Reimbursement Obligations shall have been paid in full in cash or, in the case of Bankers' Acceptances, have been cash collateralized, (ii) the aggregate undrawn amount of all then outstanding Letters of Credit shall have been cash collateralized, (iii) all Hedge Agreements under which Rate Hedging Obligations have been incurred shall have been terminated or all obligations thereunder of the Borrowers (other than for fees and expenses not yet due and payable and indemnities) shall have been cash collateralized, (iv) all fees, expenses and other amounts then due and payable (specifically excluding continuing indemnities, obligations under SECTION 7.7 and expense reimbursement obligations not yet due and payable) which constitute Obligations shall have been paid in full in cash, and (v) each of the Total Commitments shall have expired or been terminated.

          "GAAP" or "Generally Accepted Accounting Principles" means the accounting principles generally accepted in Canada as recommended in the Canadian Institute of Chartered Accountants Handbook and applied on a consistent basis with those applied in the preparation of the audited consolidated financial statements of Consoltex Group referred to in SECTION 9.5(A); PROVIDED, HOWEVER, with respect to the financial statements of any Borrower or Guarantor organized under the laws of any jurisdiction other than Canada or a province thereof, GAAP shall mean the accounting principles generally accepted in such jurisdiction from time to time and applied on a consistent basis; PROVIDED FURTHER, however, the new recommendations of the Canadian Institute of Chartered Accountants requiring the use of the liability method of accounting for income tax purposes may be adopted and applied in preparing all financial statements required to be delivered under the Agreement and calculating all financial covenants in SECTION 11.1.

          "Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, Canada or any province thereof or the United States of America or any agency or instrumentality thereof.

          "Governmental Authority" shall mean as applicable to and governing any certain Borrower, any United States of America, any Canadian, any Mexican and any Costa Rican, federal, state, provincial, municipal, national or other governmental department, ministry, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with the United States of America or any of its states, Canada or any of its provinces, Mexico or any of its states, Costa Rica or a foreign entity or government.

          "Grantor" has the meaning given such term in SECTION 6.3.

     "Guarantors" means, at any date, each of Consoltex Group, Consoltex, Consoltex USA, Consoltex International, Balson-Hercules, LINQ, Consoltex Mexico, Rafytek, Rafytica, Royalton, Marino Mexico, Vestco, Vera Pak, and any other Subsidiaries or other Persons who are required to be parties to a Facility Guaranty at such date, PROVIDED that each of Rafytek, Consoltex Mexico, Rafytica, Royalton, Marino Mexico, Vestco, Vera Pak shall only guarantee the Obligations of Rafytek, Consoltex Mexico, Rafytica, Royalton, Marino Mexico, Vestco, Vera Pak, Consoltex and Consoltex Group.

          "Hazardous Material" means any waste, substance or material, including without limitation petroleum products, the generation, handling, storage, disposal, treatment, deposit, release, discharge or emission of which is subject to any Environmental Law.

          "Hedge Agreement" means one or more agreements between any Borrower and any Person with respect to Indebtedness incurred hereunder owing to a Lender or evidenced by any or all of the Notes, on terms mutually acceptable to such Borrower and such Person and approved by each of the Agents, which approval shall not be unreasonably withheld or delayed, which agreements create Rate Hedging Obligations.

          "Income Tax Act" means the INCOME TAX ACT, R.S.C. 1985, 5th Supplement, as amended, and any regulations promulgated thereunder.

          "Indebtedness" means, with respect to any Person, without duplication, all Indebtedness for Money Borrowed of such Person, all liability of such Person by way of endorsements (other than for collection or deposit or similar obligations incurred in the ordinary course of business) and all Contingent Obligations of such Person; PROVIDED that in no event shall the term Indebtedness include surplus and retained earnings, lease obligations (other than pursuant to Capital Leases), deferred income taxes and investment credits, other deferred credits or reserves, deferred compensation obligations, or trade or other accounts payable in the ordinary course of business (PROVIDED that such accounts payable are not outstanding for more than one (1) year).

          "Indebtedness for Money Borrowed" means, with respect to any Person, without duplication, all indebtedness of such Person in respect of money borrowed, including without limitation outstanding Bankers' Acceptances (to the full extent of their face amount), Capital Leases, the deferred purchase price of any property or asset, and indebtedness evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money (including conditional sales or similar title retention agreements).

          "Indemnified Party"  has  the  meaning given such term in SECTION
     14.9.

          "Initial Mortgaged Properties" has the meaning given such term in
     SECTION 8.1(XV).

     "Interbank Offered Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate of interest equal to the rate per annum at which deposits in U.S. Dollars for a period equal to such Interest Period appear on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two (2) Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate Service (or otherwise on such service), the Interbank Offered Rate shall be determined by reference to such other publicly available service for displaying Eurodollar rates as may be agreed upon by the Agents and the Borrowers or, in the absence of such agreement, the Interbank Offered Rate shall instead be the average (rounded upward to the nearest one-hundredth (1/100) of one percent) per annum rate of interest determined by the US Agent or the Canadian Agent (each such determination to be conclusive and binding) as of two (2) Business Days prior to the first day of such Interest Period, as the effective rate at which deposits in immediately available funds in US Dollars are being offered or quoted by the US Agent or the Canadian Agent to major banks in the applicable interbank market for Eurodollar deposits at any time during the Business Day which is the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period and in the amount of the Eurodollar Rate Loan.

          "Interest Period" means, for each Eurodollar Rate Loan and each Eurodollar Rate Segment, a period commencing on the date such Eurodollar Rate Loan or such Eurodollar Rate Segment is made or converted and ending, at the Borrower's option, on the date one, two, three or six months thereafter as notified to the Relevant Agent by an Authorized Representative three (3) Business Days prior to the beginning of such Interest Period; PROVIDED, that,

               (i) if an Authorized Representative fails to notify the Relevant Agent of the length of an Interest Period at least three
          (3) Business Days prior to the first day of such Interest Period, the Loan for which such Interest Period was to be determined shall be deemed to be a Base Rate Loan as of the first day thereof;

               (ii) if an Interest Period for a Eurodollar Rate Loan would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day);

               (iii) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and

               (iv) no Interest Period shall extend past the Stated Termination Date then in effect for Revolving Credit Loans or past the Term Loan Maturity Date for any Term Loans or past the Term B Loan Maturity Date for any Term B Loan.

          "Inventory" means all Inventory of the Borrowers (exclusive of Consoltex Mexico) as defined in the Security Agreement.

          "Issuing Bank" means one or the other of the Canadian Issuing Bank and the US Issuing Bank.

          "Lender" and "Lenders" have the meanings given such terms in the preamble hereto and in each event, where applicable, "Lenders" shall include without limitation the Canadian Swing Line Facility Lender.
          "Lending Office" means, as to each Lender, the Lending Office of such Lender designated on the signature pages hereof or in an Assignment and Acceptance signed by such Lender as assignee or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Authorized Representatives and the Agents as the office by which its Loans are to be made and maintained; PROVIDED, that as a result of such change of office no Borrower shall, without the written consent of an Authorized Representative, (i) be obligated to provide any additional compensation (other than a de minimis amount of such additional compensation) to any Lender under or in respect of this Agreement, any Note or any other Loan Document or (ii) otherwise incur or suffer any material disadvantage.

          "Letter of Credit" means any of a Canadian Letter of Credit or a US Letter of Credit.

          "Letter of Credit Facilities" means, collectively, the Canadian Letter of Credit Facility and the US Letter of Credit Facility.

          "Lien" means any interest in or right with respect to property of any certain Borrower or its Subsidiaries, securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the Civil Code of Qu<e'>bec, the applicable Uniform Commercial Code, the common law, statute or contract, and including but not limited to the right of an unpaid vendor or supplier to dissolve the sale or to repossess goods, any lien, security interest or priority arising by operation of law or from a mortgage, hypothec, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, trust, deemed trust, consignment for security purposes or bailment for security purposes and including also a margin payment made in connection with a Rate Hedging Obligation. For the purposes of this Agreement, any Borrower and any Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person until full payment of its purchase price or for security purposes.

          "LINQ" has the meaning given such term in the preamble hereto.

          "LGHBV" means Les Gantiers Holding B.V.

          "LGHBV Letter of Credit" means that certain Letter of Credit issued by the US Issuing Bank or the Canadian Issuing Bank under the US Letter of Credit Facility or the Canadian Letter of Credit Facility to LGHBV in the original stated amount of approximately CAN$4,650,000 at any time after the Closing Date.

          "Loan" or "Loans" means any of the Advances made under the Revolving Credit Facilities, the Term Loan Facilities or the Term B Loan Facility, respectively and any Bankers' Acceptances issued thereunder to the full extent of its face amount.

     "Loan Documents" means this Agreement, the Notes, the Security Instruments, the Facility Guaranties, the Applications for Letter of Credit, and each other agreement or instrument hereafter executed and delivered evidencing, governing or securing any Obligation or entered into or issued with respect to the Collateral, other than financing statements, termination statements, certificates of officers and items to be delivered on the Closing Date of a similar nature, as the same may be amended, supplemented or replaced from time to time.

          "Marino" has the meaning given thereto in the preamble hereof.

          "Marino Acquisition" means the Acquisition of Marino in August, 1999 in accordance with the terms of SECTION 11.2 as then in effect.

          "Marino Mexico" has the meaning given thereto in the preamble hereof.

          "Material Adverse Effect" means a material adverse effect on (i) the business, properties, operations or condition, financial or otherwise, of the Borrowers and their Subsidiaries on a consolidated basis or (ii) the ability of the Borrowers and Guarantors, considered as a whole, to observe the covenants and agreements contained herein or in any other Loan Document.

          "Maximum Permitted Principal Amount" has the meaning given such term in SECTION 3.1(A).

          "Moody's" means Moody's Investors Service, Inc.

          "Mortgage" means, collectively, all hypothecs, mortgages, deeds of trust and deeds granting a Lien to the Canadian Collateral Trustee, the US Collateral Agent or a trustee for the benefit of either Agent for the benefit of the Lenders in Collateral constituting real property and fixtures to secure Obligations existing as of the Closing Date or at any time thereafter, as such documents may be amended, modified or supplemented from time to time.

          "Mortgaged Property" means, collectively, the real property and fixtures of the Borrowers as described in the Mortgages.

          "Multiemployer Plan" means  a  "multiemployer plan" as defined in
     Section 4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding five (5) years other than the District 65 Pension Plan from which Balson-Hercules withdrew effective January 31, 1995.

          "Municipal Obligations" means general obligations issued by, and supported by the full taxing authority of, any state of the United States of America or any province of Canada or of any municipal corporation or other public body organized under the laws of any such state or any such province which are rated in the highest investment rating category by both S&P and Moody's.

          "NBC" has the meaning given such term in the preamble hereto. "Net Proceeds" means cash payments received from the issuance of equity as and when received, net of all legal, accounting, banking, underwriting, title, recording and other similar fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued (or estimated in good faith to be required to be paid or accrued) as a consequence of such issuance.

          "Non-BA Lender" means a Canadian Facility Lender which is not a bank governed by the BANK ACT (Canada) and in favor of which are issued Discount Notes.

          "Non-Consenting  Lender"  has  the  meaning  given  such  term in
     SECTION 3.9(B).

          "Non-Funding  Lender"  has the meaning given such term in SECTION
     3.7.

          "Notes" means, collectively, the promissory notes of the applicable Facility Borrowers evidencing US Revolving Credit Loans or US Term Loans or Term B Loans, as the case may be, executed and delivered to the applicable Lenders substantially in the forms of EXHIBITS G-1, G-2 AND G-3, respectively, with appropriate insertions as to amounts, dates and names of such Lenders.

          "Notice Officers"  has  the meaning given to such term in SECTION
     10.10.

          "Obligations" means the obligation to pay (i) the principal and interest on the Loans, (ii) the Reimbursement Obligations, (iii) all Rate Hedging Obligations of any Borrower to any Lender which arise under a Hedge Agreement, and (iv) all other obligations, liabilities and Indebtedness of the Borrowers to the Lenders or the Agents or the US Collateral Agent or the Canadian Collateral Trustee hereunder or under any one or more of the other Loan Documents.

          "Original Closing Date" means March 19, 1996, the date on which the Borrowers, the Agents and certain of the Lenders first entered into the Credit Agreement.

          "Outstandings" means, as the context may  require,  at  any date,
     (i) with respect to any certain Facility, the aggregate principal amount of the Loans then outstanding under such Facility, including the aggregate face amount of Bankers' Acceptances then outstanding thereunder, and the then aggregate amount remaining undrawn under the Letters of Credit issued thereunder plus Reimbursement Obligations relating thereto then outstanding (in each case net against amounts deposited in accordance with SECTION 5.10 in a Cash Collateral Account) and (ii) with respect to all the Facilities, the aggregate principal amount of the Loans then outstanding under all the Facilities, including the aggregate face amount of Bankers' Acceptances then outstanding thereunder, and the then aggregate amount remaining undrawn under the Letters of Credit issued thereunder plus Reimbursement Obligations relating thereto then outstanding on such date.

          "Participating  Lenders"  has  the  meaning  given  such  term in
     SECTION 5.12.

     "Participation" means, as the context may require, (i) with respect to any Lender (other than the applicable Issuing Bank), the extension of credit represented by the participation of such Lender in the liability of such Issuing Bank in respect of a Letter of Credit issued by the Issuing Bank in accordance with the terms hereof, (ii) with respect to any Lender, the extension of credit represented by the participation of such Lender in the liability of another Lender under a Facility to which the participating Lender is not a party in accordance with SECTION 5.12 hereof and (iii) with respect to any Canadian Revolving Credit Facility Lender (other than the Canadian Swing Line Facility Lender), the extension of credit represented by the participation of such Lender in the liability of the Canadian Swing Line Facility Lender in respect of a Canadian Swing Line Loan made in accordance with the terms hereof.

          "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

          "Pension Plan" means any employee benefit plan, other than a Multiemployer Plan, that is subject to the provisions of Title IV of ERISA or Section 412 of the Code and (i) that is maintained by any Borrower or any ERISA Affiliate or (ii) in respect of which any such entity would reasonably be expected to have liability under Sections 4042, 4062, 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Permitted Liens" means those liens permitted under SECTION 11.4.

          "Person"  means  an individual, partnership, corporation,  trust,
     unincorporated  organization,   association,   joint   venture   or  a
     government or agency or political subdivision thereof.

          "Pledge Agreement" means, collectively (or individually as the context may indicate), (i) that certain Stock Pledge Agreement dated as of the Original Closing Date between each of Consoltex, Consoltex USA and Consoltex Mexico and the US Collateral Agent for the benefit of the Lenders, (ii) that certain Stock Pledge Agreement dated as of the Original Closing Date between each of Consoltex (USA), Consoltex Mexico and Consoltex and the US Collateral Agent for the benefit of the Lenders, (iii) that deed of hypothec by Consoltex Group in favor of the Canadian Collateral Trustee, (iv) that certain Stock Pledge Agreement dated as of October 22, 1999 between Marino and the US Collateral Agent for the benefit of the Lenders, and (v) any additional Stock Pledge Agreement delivered pursuant to SECTION 10.17, as hereafter amended, modified or supplemented from time to time.

          "Pledged Stock" has the meaning given to such term in the Pledge Agreement and also means the shares of Consoltex listed in Schedule A, paragraph A.1, of the deed of hypotec referred to in clause (iii) of the definition of "Pledge Agreement."

     "Principal Office" means,  when  used  in relation to (i) the Canadian
     Agent: the office of the Canadian Agent at National Bank of Canada, 600, rue de La Gaucheti<e`>re Ouest, Syndication Canada, 9th Floor, Montr<e'>al, Qu<e'>bec, H3B 4L2, Attention: Senior Manager, or such other office and address as the Canadian Agent may from time to time designate to the applicable Facility Borrowers and the Canadian Facility Lenders for such purpose and to (ii) the US Agent: the office of the US Agent at Bank of America, N.A., Independence Center, 15th Floor, NC1-001-15-04, Charlotte, North Carolina 28255, Attention:
     Agency Services, or such other office and address as the US Agent may from time to time designate to the applicable Facility Borrowers and the US Facility Lenders for such purpose.

          "Principals" means LGHBV and Richard H. Willett.

          "Prime Rate" means the rate of interest per annum announced publicly by the US Agent as its prime rate from time to time. The Prime Rate is not necessarily the best or the lowest rate of interest offered by the US Agent.

          "Rafytek" means Rafytek, S.A. de C.V., a Mexican corporation.

          "Rafytica" means Rafytica, S.A., a Costa Rican corporation.

          "Rate Hedging Obligations" means any and all obligations of or investments by any Borrower or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Canadian Dollar-denominated or US Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

          "Reference Rate" means the interest rate per annum announced publicly from time to time by NBC as being its reference rate then in effect for determining the interest rate on commercial loans made by NBC in Canada in Canadian Dollars or, when used in relation to US Dollar Advances, in US Dollars.

          "Regulation D" means Regulation D of the Board, as the same may be amended or supplemented from time to time.

     "Regulatory Change" means any change effective after the Closing Date in Canadian federal or provincial laws or regulations or in United States of America federal or state laws or regulations (including Regulation D and capital adequacy regulations and Guideline "A" for banks issued by the office of the Superintendent of Financial Institutions (Canada)) or the adoption or making after the Closing Date of any interpretations, directives or requests applying to a class of banks, which includes any of the Lenders, under any Canadian federal or provincial or United States of America federal or state (whether or not having the force of law) by any governmental or monetary authority charged with the interpretation or administration thereof or compliance after the Closing Date by any Lender with any request or directive regarding capital adequacy, whether or not having the force of law, in each of the foregoing cases if failure to comply therewith would be unlawful or result in an adverse action being taken by such governmental or monetary authority against the applicable Lender and if published or effective after the date hereof.

          "Reimbursement Obligations" shall mean at any time, the obligations of a Borrower to reimburse the applicable Issuing Bank and the Canadian Revolving Credit Facility Lenders or the US Revolving Credit Facility Lenders, as the case may be, to the extent of their respective Participations for amounts theretofore paid by the Issuing Bank pursuant to a drawing under any Letter of Credit to the extent such obligations have not been satisfied by or on behalf of such Borrower prior to such time, whether from the proceeds of a Base Rate Refunding Loan or otherwise.

          "Related Indemnified Party" has the  meaning specified in SECTION
     14.9.

          "Related LC Documents" has the meaning  given  to  such  term  in
     SECTION 4.2(G)(I).

          "Related Party" with respect to any Principal means (i) any controlling stockholder, 80% (or more) owned Subsidiary, or spouse or immediate family member (in the case of an individual) of such Principal or (ii) trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of such Principal or such other Persons referred to in the immediately preceding clause (i).

          "Relevant Agent" means the Canadian Agent or the US Agent, as applicable.

          "Repurchase Agreement" means a repurchase agreement entered into with any financial institution whose debt obligations or commercial paper are rated "A" by either of S&P or Moody's or "A-1" by S&P or "P-1" by Moody's.

     "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating at least 66-2/3% of the aggregate Credit Exposures of all the Lenders on such date, PROVIDED THAT so long as the Lenders acting as the US Agent and the Canadian Agent on the Closing Date have Credit Exposures aggregating at least 66-2/3% of the aggregate Credit Exposures of all Lenders, "Required Lenders" shall mean, as of any date, the US Agent, the Canadian Agent and at least one other Lender. For purposes of the preceding sentence, the amount of the "CREDIT EXPOSURE" of each Lender
     (i) at any time prior to the occurrence of an Acceleration Event, shall be equal to the sum of the aggregate principal amount of such Lender's Commitment under the Revolving Credit Facilities (unless such Lender is a Non-Funding Lender, in which event such amount shall be the aggregate principal amount of Loans owing to such Lender under the Revolving Credit Facilities (including the face amount of Bankers' Acceptances accepted by such Lender)), plus the amount of such Lender's Applicable Commitment Percentage, if any, of Outstandings under the Letter of Credit Facilities (unless such Lender has not funded its Participation in a Reimbursement Obligation, in which event such amount shall be such Lender's Applicable Commitment Percentage of undrawn and outstanding Letters of Credit plus the amount of Participations in outstanding Reimbursement Obligations it has funded) plus, if the Term Loan Facilities or the Term B Loan Facility have not been repaid or prepaid in full prior to such time, the amount of such Lender's Commitment under the Term Loan Facilities and the Term B Loan Facility, as applicable; and (ii) at any time after the occurrence of an Acceleration Event, shall be equal to the aggregate principal amount of all Outstandings owing to such Lender after taking into account all payments actually received or made by such Lender pursuant to SECTION 5.12 hereof; PROVIDED THAT, if any Lender shall have failed to pay to the Canadian Issuing Bank or the US Issuing Bank, as the case may be, its Applicable Commitment Percentage of any Reimbursement Obligation, the Credit Exposure of such Lender attributable to such Letters of Credit and Reimbursement Obligations shall be deemed to be held by the Lender that is also the applicable Issuing Bank for purposes of this definition. For purposes of SECTION 13.9, Credit Exposures shall be determined only with respect to the Canadian Facilities or the US Facilities or the Term B Facility, as applicable.

          "Required Principal Payments" means, with respect to any Person for any period, any regularly scheduled principal payment or any required prepayment or redemption of Indebtedness for Money Borrowed of such Person to be made during such period, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under SECTION 11.5.

          "Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of any Borrower or any Subsidiary (other than those payable or distributable solely to a Borrower or any Guarantor) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of the principal of any Subordinated Debt or any shares of any class of stock of any Borrower or any Subsidiary (other than those payable or distributable solely to a Borrower or any Guarantor) now or hereafter outstanding; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of any Borrower now or hereafter outstanding.

          "Revolving Credit Facilities Lender" means one or the other of the Canadian Revolving Credit Facility Lenders and the US Revolving Credit Facility Lenders.

          "Revolving Credit Facility" means, one or the other of the Canadian Revolving Credit Facility and the US Revolving Credit Facility.

          "Revolving Credit Loan" means, individually or collectively as the context may require, the Canadian Revolving Credit Loans and the US Revolving Credit Loans.

     "Revolving Credit Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the termination of the Revolving Credit Facilities Lenders' Obligations pursuant to SECTION 12.1, or
     (iii) the voluntary and permanent termination of all (but not less than all) of the Revolving Credit Facilities and the Canadian Swing Line Facility by payment in full of all Outstandings under the Revolving Credit Facilities, the Canadian Swing Line Facility and the Letter of Credit Facilities or cancellation or cash collateralization pursuant to the Cash Collateral Agreement of all Letters of Credit and Bankers' Acceptances and by termination of the Total Commitments thereunder in accordance with SECTION 3.5.

          "Royalton" has the meaning given thereto in the preamble hereof.

          "Royalton Acquisition" means the Acquisition of Royalton and Vestco in February, 1999 in accordance with the terms of SECTION 11.2 as then in effect.

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies.

          "Security Agreement" means, collectively (or individually as the context may indicate), (i) that certain Security Agreement dated as of the Original Closing Date by the Borrowers and the Guarantors (other than Consoltex Mexico, Rafytek and Rafytica) to the US Collateral Agent and the Canadian Collateral Trustee, (ii) that certain Security Agreement dated as of October 22, 1999 by Marino and Walpole to the US Collateral Agent and the Canadian Collateral Trustee, and (iii) any additional Security Agreement delivered to the Agents pursuant to
     SECTION 10.17, as hereafter modified, amended or supplemented from time to time.

          "Security Instruments" means, collectively, the Pledge Agreement, the Security Agreement, the Mortgages, the Cash Collateral Agreement, and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrowers and the Guarantors (other than Rafytek and Rafytica) shall grant or convey to the US Agent, the Lenders, the Canadian Agent, the US Collateral Agent or the Canadian Collateral Trustee a Lien in property as security for all or any portion of the Obligations, including without limitation each of the deed of hypothec and issue of bonds granted by each of Consoltex and Consoltex Group in favor of the Canadian Collateral Trustee, each of the bonds issued or to be issued from time to time by each of Consoltex and Consoltex Group in favor of each of the Lenders, each of the pledge of bond agreement granted or to be granted from time to time by each of Consoltex and Consoltex Group in favor of each of the Lenders, each security under Section 427 of the BANK ACT (Canada) granted by Consoltex in favor of the Lenders under the Canadian Facilities which are banks governed by the BANK ACT (Canada), the conditional trademark license agreements by Consoltex in favor of the Canadian Collateral Trustee and the special power of attorney with respect to intellectual property by Consoltex in favor of the Canadian Collateral Trustee, as any of them may be amended, modified or supplemented from time to time.

          "Segment" means, as the context may require, (i) a portion of the principal amount outstanding under any Facility (or all thereof) in the same currency with respect to which a particular interest rate is (or is proposed to be) applicable or (ii) a portion of the principal amount outstanding under any Canadian Facility which is utilized by way of Bankers' Acceptances.

     "Selection Notice" means a written notice in substantially the form of EXHIBIT F delivered to the Relevant Agent by an Authorized Representative in connection with (i) the election of a subsequent Interest Period for any Eurodollar Rate Loan or the conversion of any Eurodollar Rate Loan under a particular Facility into a Base Rate Loan under such Facility or the conversion of any Base Rate Loan under a particular Canadian Facility into a Eurodollar Rate Loan under such Facility, (ii) the conversion of any Canadian Dollar Segment under a particular Canadian Facility into a US Dollar Segment under such Facility or of any US Dollar Segment under a particular Canadian Facility into a Canadian Dollar Segment under such Facility, (iii) the election of a subsequent period for any Bankers' Acceptances or the conversion of any Bankers' Acceptances under a Canadian Facility into Base Rate Loans or Eurodollar Rate Loans under such Canadian Facility and (iv) the conversion of a Base Rate Loan or a Eurodollar Rate Loan under a Canadian Facility into Bankers' Acceptances under such Canadian Facility.

          "Selling Lender" has the meaning given such term in SECTION 5.12.

          "Solvent" means, when used with respect to any Person that at the time of determination such Person, together with its subsidiaries on a consolidated basis,

               (i) has assets the fair value of which (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including contingent liabilities; and

               (ii) is then able and expects to be able to pay its debts as they mature; and

               (iii) has capital sufficient to carry on its business as conducted and as proposed to be conducted.

          "Stated Termination Date" means October 31, 2000.

          "Statutory Permitted Liens" means those Permitted Liens set forth in SECTIONS 11.4(B), (C), (D), (E), (H), (I), (J), (R), (S) AND (U).

          "Stockholders Agreement" means the stockholders agreement dated September 9, 1999 among AIP, LGHBV, Les Gantiers Limited, The Big Sky Trust and Consoltex Group.

          "Subordinated Debt" means all Obligations (as defined as of this date in the Subordinated Indenture) with respect to the Subordinated Notes.

          "Subordinated Indenture" means that certain Indenture dated as of September 30, 1993 among Consoltex Group, Consoltex USA, Consoltex, Balson-Hercules, LINQ and First Trust National Association, as Trustee, as amended from time to time in accordance with its terms.

          "Subordinated Notes" has the meaning given the term "Notes" as of this date in the Subordinated Indenture.
          "Subsidiary"  means  (i)  any   subsidiary  (within  the  meaning
     ascribed to it as of the date hereof in the CANADA BUSINESS CORPORATIONS ACT) of any Borrower or any one or more of any Borrower's Subsidiaries, (ii) any corporation or other entity in which more than 50% of its outstanding voting stock or more than 50% of all equity interests is owned directly or indirectly by any Borrower or by one or more of any Borrower's Subsidiaries and (iii) any partnership or limited partnership of which more than 50% of the outstanding units or interests are owned directly or indirectly by any Borrower or by one or more of any Borrower's Subsidiaries.

          "Term B Borrower" means Consoltex USA.

          "Term B Guarantors" means Consoltex Group, Consoltex, Balson-Hercules, LINQ, Marino and Walpole.

          "Term B Loan" means any Advance made pursuant to Tranche A of Term B Loan Facility or Tranche B of Term B Loan Facility.

          "Term B Loan Facility" means Tranche A of Term B Loan Facility and Tranche B of Term B Loan Facility.

          "Term B Loan Facility Lender" means collectively, each Lender identified as such on EXHIBIT A hereto as being a Lender having a Commitment under the Term B Loan Facility and each other financial institution that is an assignee thereof and executes and delivers an Assignment and Acceptance pursuant to SECTION 3.9 OR 14.1 in which such institution acquires a Commitment under such Facility.

          "Term B Loan Maturity Date" means October 31, 2000.

          "Term B Loan Termination Date" means (i) the Term B Loan Maturity Date or (ii) such earlier date of (A) the termination of the Lenders' obligations pursuant to SECTION 12.1, or (B) the voluntary and permanent termination of the Term B Loan Facility by payment in full of all Obligations incurred in connection with the Term B Loan.

          "Term Loan" means, collectively or individually as the context may require, the Canadian Term Loan and the US Term Loan.

          "Term Loan Facility" means, each of the Canadian Term Loan Facility and the US Term Loan Facility.

          "Term Loan Facility Lender" means any one or more of the Canadian Term Loan Facility Lenders and the US Term Loan Facility Lenders.

          "Term Loan Maturity Date" means October 31, 2000.

     "Term Loan Termination  Date" means (i) the Term Loan Maturity Date or
     (ii) such earlier date of (A) the termination of the Lenders' obligations pursuant to SECTION 12.1, or (B) the voluntary and permanent termination of both (but not only one) of the Term Loan
     Facilities by payment in full of all Obligations incurred in connection with the Term Loans.

          "Termination Event" means: (i) a "Reportable Event" described  in
     Section 4043 of ERISA with respect to any Pension Plan subject to Title IV of ERISA (unless the 30-day notice requirement has been waived); or (ii) the withdrawal of any Borrower or any ERISA Affiliate from a Pension Plan subject to Title IV of ERISA during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; or (iii) the termination of a Pension Plan subject to Title IV of ERISA, the filing of a notice of intent under Section 4041(c) of ERISA to terminate any such plan or the treatment of an amendment to any such plan as a termination under Section 4041(e) of ERISA; or (iv) the institution of proceedings to terminate a Pension Plan under subject to Title IV of ERISA by the PBGC; or (v) any other event or condition which constitutes grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan subject to Title IV of ERISA, PROVIDED, HOWEVER, that the event or condition described in Section 4042(a), of ERISA shall be a Termination Event only if the PBGC shall have given notice to the Pension Plan that it has made a determination that such an event or condition exists; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a lien with respect to a Pension Plan pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) the reorganization of a Multiemployer Plan under Section 4241 of ERISA under Foreign Benefit Law; or (ix) the termination of a Multiemployer Plan under Section 4041A of ERISA.

          "Total Commitment" means (i) with respect to the Canadian Revolving Credit Facility, an aggregate principal amount equal to US $20,588,235 as reduced from time to time in accordance with Section 3.5, (ii) with respect to the Canadian Term Loan Facility, an aggregate principal amount equal to US $6,875,000, (iii) with respect to the US Revolving Credit Facility an aggregate principal amount equal to US $36,911,765, as reduced from time to time in accordance with SECTION 3.5, (iv) with respect to the US Term Loan Facility an aggregate principal amount equal to US $6,875,000 and (v) with respect to Term B Loan Facility, an aggregate principal amount equal to US $43,000,000, with a sublimit for Tranche A of the Term B Loan Facility in an aggregate principal amount equal to US $25,000,000 and a sublimit for Tranche B of the Term B Loan Facility in an aggregate principal amount equal to US $18,000,000.

          "Tranche A of Term B Loan" means the Advance of US$25,000,000 made on August 2, 1999 pursuant to the Term B Loan Facility in accordance with ARTICLE IIA to the Facility Borrower.

          "Tranche A of Term B Loan Facility" means the facility described in ARTICLE IIA providing for the Advance in US Dollars in favor of the Facility Borrower in the aggregate principal amount of the applicable sublimit of the Total Commitment applicable to such Facility on August 2, 1999.

          "Tranche B Funding Date" means the first date on which all of the conditions set forth in SECTION 8.2 have been satisfied.
          "Tranche B of Term B Loan" means the Advance of US$18,000,000 to be made on the Tranche B Funding Date pursuant to the Term B Loan Facility in accordance with ARTICLE IIA to the Facility Borrower in US Dollars.

          "Tranche B of Term B Loan Facility" means the facility described in ARTICLE IIA providing for the Advance in US Dollars in favor of the Facility Borrower in the aggregate principal amount of the applicable sublimit of the Total Commitment applicable to such Facility on the Tranche B Funding Date.

          "US Agent" has the meaning given such term in the preamble hereto.

          "US Collateral Agent" means Bank of America, N.A. successor in interest to NationsBank, National Association, or any successor thereto, as collateral agent pursuant to the Security Instruments and the US Agent acting in such capacity.

          "US Dollars" and the symbol "US $" means dollars constituting legal tender for the payment of public and private debts in the United States of America and, whenever used in relation to Advances, Loans, Segments or Letters of Credit under the Canadian Facilities, includes the Canadian Dollars equivalent thereof.

          "US Facilities Lenders" means, collectively, each of the US Revolving Credit Facility Lenders and the US Term Loan Facility Lenders.

          "US Facility" means, one or the other of the US Term Loan Facility and the US Revolving Credit Facility.

          "US Issuing Bank" means initially Bank of America and thereafter any US Revolving Credit Facility Lender which is the successor to Bank of America as issuer of US Letters of Credit under ARTICLE IV.

          "US Letter of Credit" means a standby or commercial letter of credit issued under the US Revolving Credit Facility by the US Issuing Bank for the account of an applicable Facility Borrower in favor of a Person advancing credit to or securing an obligation on behalf of such Facility Borrower.

          "US Letter of Credit  Facility"  means  the facility described in
     ARTICLE IV hereof providing for the issuance by the US Issuing Bank for the account of the applicable Facility Borrowers of US Letters of Credit in an aggregate stated amount at any time outstanding not exceeding US $5,000,000.

          "US Revolving Credit Facility"  means  the  facility described in
     ARTICLE III hereof providing for Advances in US Dollars in favor or at the request of an applicable Facility Borrower (subject to the Consoltex Mexico Borrowing Limit) in an aggregate principal amount at any time outstanding not exceeding the Total Commitment applicable to such Facility at such time.

     "US Revolving Credit Facility Lenders" means, collectively, each Lender identified as such on EXHIBIT A hereto as being a Lender having a Commitment under the US Revolving Credit Facility and each other financial institution that is an assignee thereof and executes and delivers an Assignment and Acceptance pursuant to SECTION 3.9 OR 14.1 in which such institution acquires a Commitment under such Facility.

          "US Revolving Credit Loan" means any Loan, including without limitation any Base Rate Refunding Loan, under the US Revolving Credit Facility made in accordance with ARTICLE III to any Facility Borrower thereunder (subject to the Consoltex Mexico Borrowing Limit).

          "US Term Loan" means, collectively, (i) the Advance made pursuant to the US Term Loan Facility in accordance with ARTICLE II to LINQ in US Dollars and (ii) the Advance made pursuant to the US Term Loan Facility in accordance with ARTICLE II to Consoltex Mexico in US Dollars (subject to the Consoltex Mexico Borrowing Limit).

          "US Term Loan Facility" means the facility described in ARTICLE II providing for Advances in US Dollars in favor of the Facility Borrowers (subject to the Consoltex Mexico Borrowing Limit) in the aggregate principal amount of the Total Commitment applicable to such Facility on the Closing Date.

          "US Term Loan Facility Lenders" means, collectively, each Lender identified as such on EXHIBIT A hereto as being a Lender having a Commitment under the US Term Loan Facility and each other financial institution that is an assignee thereof and executes and delivers an Assignment and Acceptance pursuant to SECTION 3.9 OR 14.1 in which such institution acquires a Commitment under such Facility.

          "Vera Pak" has the meaning given thereto in the preamble hereof.

          "Vestco" has the meaning given thereto in the preamble hereof.

          "Walpole" has the meaning given thereto in the preamble hereof.

     .. RULES OF INTERPRETATION. () All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP. In reference to the application of GAAP, the accounting principles observed in the period referred to shall be comparable in all material respects to those applied in the preparation of the audited financial statements of Consoltex Group referred to in SECTION 9.5(A).

     () Each term defined in Article 1, 8 or 9 of the New York Uniform Commercial Code shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code or the equivalent thereto of another jurisdiction or the Civil Code of Qu<e'>bec (the "Alternate Code") is controlling in respect of attachment, perfection, priority or enforcement, in which case such terms shall have the meaning given in the Alternate Code.

() The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

     () Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement.

     () All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and VICE VERSA, as the context may require.

     () When used herein or in any other Loan Document, words such as "Loan Document", "this agreement", "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document, together with all exhibits, schedules and appendices thereto, as it may be amended, modified, supplemented or restated from time to time and not to any particular article, section, subsection, paragraph or clause thereof.

     ()   References  to "including" means including without  limiting  the generality of any description preceding such term.

     ()   All dates and  times of day specified herein without reference to a specific location shall refer to such dates and times at Montr<e'>al, Canada and Charlotte, North Carolina, as applicable.

     ()   References to "or" shall in each event  include  a  reference  to
"and" in the alternative.

     ()   Each  of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents.

                                 ARTICLE

                         THE TERM LOAN FACILITIES

     .. TERM LOANS. Subject to the terms and conditions of this Agreement, (i) each US Term Loan Facility Lender severally agrees to make an Advance in US Dollars of the US Term Loan available to the Facility Borrowers thereunder (subject to the Consoltex Mexico Borrowing Limit) on the Original Closing Date on a pro rata basis determined by its Applicable Commitment Percentage of the US Term Loan; and (ii) each Canadian Term Loan Facility Lender severally agrees to make an Advance or accept Bankers' Acceptances in Canadian Dollars or US Dollars (as selected by the applicable Facility Borrower) of the Canadian Term Loan available to the Facility Borrowers thereunder on the Original Closing Date on a pro rata basis determined by its Applicable Commitment Percentage of the Canadian Term Loan. The principal amount of each Segment, other than a Segment utilized by way of Bankers' Acceptances, of the Term Loans outstanding from time to time shall bear interest at an interest rate per annum equal to the applicable Base Rate in effect from time to time or, at the applicable Facility Borrower's election, the applicable Eurodollar Rate from time to time; PROVIDED, HOWEVER, that each Eurodollar Rate Segment shall be in the minimum amount of US $500,000 and if greater, an integral multiple of US $100,000. No amount of the Term Loans repaid or prepaid may be reborrowed hereunder, and no subsequent Advance of Term Loans shall be made by any Lender after the Original Closing Date; PROVIDED, HOWEVER, Interest Periods (including periods of Bankers' Acceptances) with respect to the Term Loans may be elected or converted in accordance with SECTION 5.5.

     .. TERM LOAN ADVANCE. On the Original Closing Date, each Term Loan Facility Lender made the Advance of the applicable Term Loan to be made by it on such day available by wire transfer to the Relevant Agent or, in the case of the Canadian Term Loan Facility, accepted Banker's Acceptances requested from it to be accepted, in the amount not exceeding in the aggregate its Commitment with respect to the Canadian Term Loan Facility or the US Term Loan Facility, as the case may be. Such wire transfer were directed to the Relevant Agent at the Principal Office and were in the form of immediately available, freely transferable Canadian Dollars or US Dollars, as requested by the Facility Borrowers under the Canadian Term Loan Facility, or US Dollars with respect to the US Term Loan. The amount so received by the Relevant Agent was, subject to the terms and conditions set forth in ARTICLE VIII, made available to the applicable Facility Borrowers under the applicable Term Loan Facility (subject to the Consoltex Mexico Borrowing Limit) by delivery of the proceeds thereof on the same date and in immediately available funds to the applicable Borrowers' Canadian Account or applicable Borrowers' US Account, as the case may be, or otherwise as directed by an Authorized Representative and reasonably acceptable to the Relevant Agent; PROVIDED, that if any Lender accepts Bankers' Acceptances, SECTION 5.1(C) shall apply.

     .. PAYMENT OF PRINCIPAL. The aggregate principal amount of each of the Term Loans outstanding as of the Closing Date shall be repaid by the applicable Facility Borrowers in five (5) consecutive quarterly installments on the dates and in the amounts set forth below (as any of such amounts may have been reduced at or prior to such time pursuant to SECTIONS 2.4 AND 2.5):

US Term Loan       Canadian Term Loan
     DATE                          AMOUNT         AMOUNT

     December 31, 1999        US $875,000    US $875,000
     March 31, 2000           US $875,000    US $875,000
     June 30, 2000                 US $875,000    US $875,000
     September 30, 2000            US $875,000    US $875,000
     October 31, 2000         All remaining  All remaining
                              principal      principal
                              outstanding    outstanding

PROVIDED, HOWEVER, that the entire amount of Outstandings under the Term Loan Facilities shall be due and payable in full on the Term Loan Termination Date together with interest accrued thereon to such date.

     .. OPTIONAL PREPAYMENTS. Prepayments may be made on each Term Loan (including with respect to the face amount of Bankers' Acceptances), PROVIDED they be made for the same amounts and at the same time for each Term Loan, in whole or in part from time to time on any Business Day upon not less than three (3) Business Days' prior written notice (effective upon actual receipt) to the Agents, which notice shall be irrevocable. Any prepayment of a Segment, whether a Base Rate Segment, a Bankers' Acceptance Segment or a Eurodollar Rate Segment, shall be made at a prepayment price equal to (i) the amount of principal to be prepaid, plus (ii) all accrued and unpaid interest, if any, on the amount so prepaid, to the date of prepayment, plus (iii) an amount equal to the interest that would have accrued on the principal amount to be prepaid at the applicable Base Rate for a period of 30 days following the date of such prepayment in the event the source of funds for such prepayment is other than cash flow from ordinary business operations. All prepayments under this SECTION 2.4 shall be made in the minimum principal amount of US $500,000 or any integral multiple of US $100,000 in excess thereof (or in the entire remaining principal balance of the Term Loans), and all such prepayments of principal shall be applied to the installments of principal set forth in SECTION 2.3 on a pro rata basis.

     .. MANDATORY PREPAYMENTS. In addition to the required payments of principal of the Term Loans set forth in SECTION 2.3 and any optional payments of principal of the Term Loans effected under SECTION 2.4, the following required prepayments (to be applied in ratable amounts to reduce the Canadian Term Loan, the US Term Loan and the Term B Loan), each such payment to be made to the Relevant Agent for the benefit of the applicable Term Loan Facility Lenders and Term Loan B Facility Lenders, shall be made within the time period specified below:

     () A prepayment shall be made from the cash proceeds of each private or public offering of equity securities (including without limitation any security not constituting Indebtedness on the date of its issue exchangeable, exercisable or convertible for or into equity securities) of any Borrower or any Subsidiary (other than (I) securities issued to any Borrower or another Subsidiary or securities permitted to be sold or otherwise disposed of pursuant to SECTION 11.6(D), (F), (H) OR (I) OR 11.9(B) AND (C) and (II) up to CAN$ 3,000,000 in cash proceeds from the issue of securities in connection with the exercise of certain options undertaken with respect to the AIP Tender) in an amount equal to one hundred percent (100%) of the Net Proceeds of each issuance of equity securities of any Borrower or any Subsidiary, each such prepayment to be made within one hundred twenty (120) days after the end of the Fiscal Year in which any Borrower received such Net Proceeds, which payment shall be accompanied by a certificate of the Chief Financial Officer of Consoltex Group setting forth in reasonable detail the calculations utilized in computing the amount of such prepayment;

          () A prepayment shall be made in an amount equal to fifty percent (50%) of Excess Cash Flow for each Fiscal Year (an "Excess Cash Flow Prepayment"), each such Excess Cash Flow Prepayment to be made within one hundred twenty (120) days after the end of such Fiscal Year, which payment shall be accompanied by a certificate of the Chief Financial Officer of Consoltex Group setting forth in reasonable detail the calculations utilized in computing Excess Cash Flow and the amount of such prepayment;

          () Prepayments shall be made in an amount equal to the amount (an "asset deficiency amount") by which the Outstandings under the Term Loan Facilities and Tranche A of the Term B Loan Facility on any Business Day exceed an amount equal to fifty percent (50%) of the aggregate book value of all Eligible Fixed Assets as set forth on the consolidated balance sheet of Consoltex Group and its Subsidiaries most recently delivered to the Lenders pursuant to SECTIONS 10.1(A)(I) OR 10.1(B)(I) prior to such time, or, if none has been so delivered, as set forth on such consolidated balance sheet described in SECTION 9.5(A), in each case such amount to be paid within fifteen (15) Business Days after any such determination of an asset deficiency amount and to be accompanied by a certificate of an Authorized
     Representative setting forth in reasonable detail the calculations utilized in computing the amount of such prepayment.

All mandatory prepayments made pursuant to this SECTION 2.5 shall be made, at the option of the applicable Borrower or Borrowers, (i) in compliance with the terms of SECTION 5.10 or (ii) to the Relevant Agents upon not less than one (1) Business Day's prior written irrevocable notice and shall be applied to the installments of principal set forth in SECTION 2.3 in inverse order of their maturities with respect to prepayments made pursuant to SECTION 2.5(A), (B) OR (C).

     .. INTEREST PERIODS AND BANKERS' ACCEPTANCES. Each Term Loan shall be, at the option of the Facility Borrowers specified in a Selection Notice, comprised of either Eurodollar Rate Segments or Base Rate Segments (or in the case of the Canadian Term Loan, Bankers' Acceptances Segments) or any combination thereof.

     .. PAYMENT OF INTEREST. Interest on the outstanding and unpaid principal amount of each Term Loan (but not any Bankers' Acceptances), commencing on the date such Loan is made to the applicable Facility Borrower until such Segment shall be due, shall be paid at the applicable Base Rate or Eurodollar Rate, as the case may be, as designated in the applicable Drawdown Notice or Selection Notice.

     ..   USE OF PROCEEDS.  The proceeds of the Term Loans  shall  be  used exclusively to refinance and cancel existing term indebtedness and working capital facilities of the Borrowers.
                                ARTICLE IIA
                         THE TERM B LOAN FACILITY

     2A.1. TERM B LOANS. Subject to the terms and conditions of this Agreement, each Term B Loan Facility Lender has severally made, or agrees severally to make, available to the Term B Borrower an Advance in US Dollars (a) of the Tranche A of Term B Loan on August 2, 1999 on a pro rata basis determined by such Lender's Applicable Commitment Percentage of Tranche A of the Term B Loan and (b) of the Tranche B of Term B Loan on the Tranche B Funding Date on a pro rata basis determined by such Lender's Applicable Commitment Percentage of Tranche B of the Term B Loan. The principal amount of each Segment of the Term B Loans outstanding from time to time shall bear interest at an interest rate per annum equal to the applicable Base Rate in effect from time to time or, at the applicable Facility Borrower's election, the applicable Eurodollar Rate from time to time; PROVIDED, HOWEVER, that each Eurodollar Rate Segment shall be in the minimum amount of US $500,000 and if greater, an integral multiple of US $100,000. No amount of the Term B Loans repaid or prepaid may be reborrowed hereunder. No subsequent Advance of Tranche A of Term B Loans shall be made by any Lender after August 2, 1999 and no subsequent Advance of Tranche B of Term B Loans shall be made by any Lender after the Tranche B Funding Date; PROVIDED, HOWEVER, Interest Periods with respect to the Term B Loans may be elected or converted in accordance with SECTION 5.5.

     2A.2. TERM B LOAN ADVANCE. On August 2, 1999, each Term B Loan Facility Lender made the Advance of Tranche A of Term B Loan to be made by it on such day available by wire transfer to the US Agent in the amount not exceeding its Applicable Commitment Percentage with respect to Tranche A of Term B Loan Facility. On the Tranche B Funding Date, each Term B Loan Facility Lender shall make the Advance of Tranche B of Term B Loan to be made by it on such day available by wire transfer to the US Agent in the amount not exceeding its Applicable Commitment Percentage with respect to Tranche B of Term B Loan Facility. Such wire transfers shall be directed to the US Agent at its Principal Office and shall be in the form of immediately available, freely transferable US Dollars. Subject to the terms and conditions set forth in ARTICLE VIII, the amounts so received by the US Agent under Tranche A of Term B Loan Facility have been made available to the applicable Facility Borrower and the amounts so received by the US Agent under Tranche B of Term B Loan Facility shall be made available to the applicable Facility Borrower, in each case by delivery of the proceeds thereof on the same date and in immediately available funds to the applicable Borrowers' US Account or otherwise as shall be directed by an Authorized Representative and reasonably acceptable to the US Agent.

     2A.3. PAYMENT OF PRINCIPAL. The entire amount of Outstandings under the Term B Loan Facility shall be due and payable in full on the Term B Loan Termination Date together with interest accrued thereon to such date.

2A.4. OPTIONAL PREPAYMENTS. Prepayments may be made on the Term B Loan in whole or in part from time to time on any Business Day upon not less than three (3) Business Days' prior written notice (effective upon actual receipt) to the Agents, which notice shall be irrevocable. Any prepayment of a Segment, whether a Base Rate Segment or a Eurodollar Rate Segment, shall be made at a prepayment price equal to (i) the amount of principal to be prepaid, plus (ii) all accrued and unpaid interest, if any, on the amount so prepaid, to the date of prepayment. All prepayments under this
SECTION 2A.4 shall be made in the minimum principal amount of US $500,000 or any integral multiple of US $100,000 in excess thereof (or in the entire remaining principal balance of the Term B Loan).

     2A.5. MANDATORY PREPAYMENTS. In addition to any optional payments of principal of the Term B Loans effected under SECTION 2A.4, the Term B Loan shall be repaid in accordance with SECTION 2.5.

     2A.6. INTEREST  PERIODS.   Each Term B Loan shall be, at the option of
the Facility Borrowers specified in a Selection Notice, comprised of either Eurodollar Rate Segments or Base Rate Segments or any combination thereof.

     2A.7. PAYMENT OF INTEREST. Interest on the outstanding and unpaid principal amount of each Term B Loan, commencing on the date such Loan is made to the applicable Facility Borrower until such Segment shall be due, shall be paid at the applicable Base Rate or Eurodollar Rate, as the case may be, as designated in the applicable Selection Notice.

     2A.8. USE OF PROCEEDS. The proceeds of the Tranche A of Term B Loans have been used exclusively to pay the purchase price for the Marino Acquisition (as defined in SECTION 11.2) and for working capital and other general corporate purposes. The proceeds of the Tranche B of Term B Loans shall be used exclusively to pay the purchase price for the Atlas Acquisition (as defined in SECTION 11.2) and for working capital and other general corporate purposes.

                                 ARTICLE

                      THE REVOLVING CREDIT FACILITIES

     ..   REVOLVING LOANS.

     () COMMITMENT. Subject to the terms and conditions of this Agreement, (i) each US Revolving Credit Facility Lender severally agrees to make Advances in US Dollars to any one or more of the Facility Borrowers under the US Revolving Credit Facility (subject to the Consoltex Mexico Borrowing Limit) on a pro rata basis as to each US Revolving Credit Loan requested by such Facility Borrowers on any day determined by such Lender's Applicable Commitment Percentage with respect to the US Revolving Credit Facility; and (ii) each Canadian Revolving Credit Facility Lender severally agrees to make Advances and accept Bankers' Acceptances in Canadian Dollars or US Dollars (as selected by the applicable Facility Borrower) to the Facility Borrowers under the Canadian Revolving Credit Facility on a pro rata basis as to each Canadian Revolving Credit Loan requested by such Facility Borrowers on any day determined by such Lender's Applicable Commitment Percentage with respect to the Canadian Revolving Credit Facility; PROVIDED, HOWEVER, that immediately after giving effect to each such Loan, (i) the amount of Outstandings under both the US Revolving Credit Facility and the US Letter of Credit Facility on such day shall not exceed the Total Commitment under the US Revolving Credit Facility on such day, (ii) the aggregate amount of Outstandings under the Canadian Revolving Credit Facility, the Canadian Swing Line Facility and the Canadian Letter of Credit Facility on such day shall not exceed the Total Commitment under the Canadian Revolving Credit Facility on such day and (iii) all Outstandings under all Facilities (other than the Term Loan Facilities and the Term B Loan Facility) on such day shall not exceed the Borrowing Base Availability on such day (with respect to clauses (i), (ii) and (iii), the "Maximum Permissible Principal Amount"). Within such limits (and the
Consoltex Mexico Borrowing Limit), the Facility Borrowers under the Revolving Credit Facilities and under the Canadian Swing Line Facility may borrow and (under the Canadian Revolving Credit Facility only) issue Bankers' Acceptances, pay or repay and reborrow, under the Revolving Credit Facilities and under the Canadian Swing Line Facility on any Business Day from the Original Closing Date until, but (as to borrowings, reborrowings or the issuance of Banker's Acceptances) not including, the Revolving Credit Termination Date. Bankers' Acceptances are not available, and shall not be issued or accepted under, the US Revolving Credit Facility.

     () AMOUNTS. In the event there shall be outstanding on any day (i) Outstandings under either Revolving Credit Facility in excess of the Total Commitment under such Facility on such day (other than as a result of a currency determination referred to in SECTION 5.8) or (ii) Outstandings under all of the Facilities (other than the Term Loan Facilities and the Term B Loan Facility) in excess of the Borrowing Base Availability on such day the Facility Borrowers under the applicable Revolving Credit Facilities shall make such payments and prepayments on such day as shall be necessary to satisfy such excess. Each Revolving Credit Loan hereunder, and each conversion or continuation thereof under SECTION 5.5, other than Base Rate Refunding Loans and Bankers' Acceptances, shall be in an amount of at least US $100,000, and, if greater than US $100,000, an integral multiple of US $100,000.

() LOANS. Unless otherwise agreed with the Relevant Agent, no Revolving Credit Loan will be made unless the Relevant Agent has received an irrevocable Drawdown Notice or Selection Notice (as applicable) prior to 11:00 A.M. (x) on the Business Day of such proposed Loan that is a Base Rate Loan (other than Base Rate Refunding Loans to the extent the same are effected without notice pursuant to SECTION 3.1(C)(III)), or (y) on the third Business Day prior to such proposed Loan that is a Eurodollar Rate Loan or (z) on the second Business Day prior to such proposed Bankers' Acceptances under the Canadian Revolving Credit Facility. Each such notice shall be delivered by telefacsimile transmission, or given orally to be confirmed by telefacsimile transmission on the same Business Day, and shall specify the Facility Borrower, the amount of the Loan, the type of Loan (US Dollar or Canadian Dollar; Base Rate, Eurodollar Rate or Bankers' Acceptances), the date of the Loan and, if a Eurodollar Rate Loan or Bankers' Acceptances, the Interest Period or period. Notice of receipt of such Drawdown Notice or Selection Notice, as the case may be, together with the amount of each Revolving Credit Facility Lender's portion of the Loan requested thereunder, shall be provided by the Relevant Agent to each such Lender with reasonable promptness by telefacsimile transmission, but (PROVIDED the Relevant Agent shall have received such notice by 11:00 A.M.) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice.

          () Not later than 2:30 P.M. on the date specified for each Loan under this SECTION 3.1, each Lender with respect to the applicable Revolving Credit Facility shall make the Advance to be made by it on such day in the amount of its pro rata share, determined according to its Applicable Commitment Percentage with respect to the applicable Revolving Credit Facility, available by wire transfer to the Relevant Agent. Such wire transfer shall be directed to the Relevant Agent at the Principal Office and shall be in the form of US Dollars or, solely with respect to the Canadian Revolving Credit Facility and as selected by the applicable Facility Borrower, Canadian Dollars, constituting immediately available funds. The amount so received by the Relevant Agent shall be made available to the appropriate Facility Borrower by delivery of the proceeds thereof on the same such date and in immediately available funds to the applicable Borrowers' US Account or Borrowers' Canadian Account, as the case may be, or otherwise as shall be directed in the applicable Drawdown Notice or Selection Notice and reasonably acceptable to the Relevant Agent; PROVIDED that if any Lender accepts Bankers' Acceptances, SECTION 5.1(C) shall apply.

          () The Facility Borrowers under the Revolving Credit Facilities shall have the option to elect the duration of the initial and any subsequent Interest Periods or, in the case of Bankers' Acceptances, periods and to convert or continue the Revolving Credit Loans in accordance with SECTION 5.5.

     () Notwithstanding the foregoing, if a drawing made under a Letter of Credit is honored by either Issuing Bank prior to the Revolving Credit Termination Date and if the applicable conditions to making a Revolving Credit Loan set forth in ARTICLE VIII shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to the Issuing Bank by the Relevant Agent, without the requirement of notice (including any Drawdown Notice) to or from, or any other action of, the applicable Facility Borrower, in immediately available funds which shall be advanced as a Base Rate Refunding Loan by each Canadian Revolving Credit Facility Lender or US Revolving Credit Facility Lender, as the case may be, in a pro rata amount of such Reimbursement Obligation, based on its Applicable Commitment Percentage of the applicable Revolving Credit Facility. If a drawing is presented under any Letter of Credit in accordance with the terms thereof, then notice of such drawing or payment shall be provided promptly by the Issuing Bank to the Relevant Agent and the applicable Facility Borrower and such Agent shall provide notice to each Canadian Revolving Credit Facility Lender or US Revolving Credit Facility Lender by telephone or telefacsimile transmission. Upon notice given to such Lenders of a drawing under any Letter of Credit by the Relevant Agent on any Business Day, each Canadian Revolving Credit Facility Lender or US Revolving Credit Facility Lender shall, pursuant to the conditions specified in this SECTION 3.1(C)(III), either make a Base Rate Refunding Loan in accordance with the first sentence of this
     SECTION 3.1(C)(III) or fund the purchase of its Participation as set forth in SECTION 4.2(C) hereof in the amount of its Applicable Commitment Percentage of such drawing; it shall pay such amount before 2:30 P.M. on the same Business Day to the Relevant Agent for the account of the Issuing Bank at the Principal Office in US Dollars and in immediately available funds if the notice was given to it by the Agent before 12:00 noon on such day or shall pay such amount before 12:00 noon on the next Business Day if the notice was given after 12:00 noon. Any such Base Rate Refunding Loan shall be advanced as, and shall continue as, a Base Rate Loan under the applicable Revolving Credit Facility unless and until the applicable Facility Borrower converts such Base Rate Loan in accordance with the terms of SECTION 5.5.

     .. CANADIAN SWING LINE LOANS. () Notwithstanding any other provision of this Agreement to the contrary, in order to administer the Canadian Revolving Credit Facility in an efficient manner, to facilitate the payment of checks in circulation issued by Facility Borrowers, and to minimize the transfer of funds between the Canadian Agent and the Canadian Revolving Credit Facility Lenders, the Canadian Swing Line Facility Lender shall make available Canadian Swing Line Loans to the Facility Borrowers prior to the Revolving Credit Termination Date. The Canadian Swing Line Facility Lender shall not make any Canadian Swing Line Loan pursuant hereto
(i) if, in the sole discretion of the Canadian Swing Line Lender, the Facility Borrowers are unable to draw under the Canadian Revolving Credit Facility because they cannot satisfy all of the conditions set forth in
SECTION 8.2 or (ii) if after giving effect to such Canadian Swing Line Loan, the aggregate principal amount of all Canadian Swing Line Loan Outstandings exceeds $4,000,000 or the aggregate principal amount of all Outstandings under the Canadian Revolving Credit Facility, the Canadian Letter of Credit Facility and the Canadian Swing Line Facility exceeds the Total Commitment with respect to the Canadian Revolving Credit Facility.

     () The Facility Borrowers under the Canadian Swing Line Facility shall pay interest to the Canadian Swing Line Facility Lender on the outstanding and unpaid principal amount of each Canadian Swing Line Loan made by such Lender for the period commencing on the date when such Loan was made until such Loan shall be due at the Base Rate with respect to the Canadian Revolving Credit Facility then applicable. Canadian Swing Line Loans shall be in any amount as requested by the Facility Borrowers and may be made in U.S. or Canadian currency, at the option of the Facility Borrowers.

() The Facility Borrowers and each Canadian Revolving Credit Facility Lender which is or may become a party hereto acknowledge that all Canadian Swing Line Loans are to be made solely by the Canadian Swing Line Facility Lender to the Facility Borrowers but that such Canadian Revolving Credit Facility Lender shall share the risk of loss with respect to such Canadian Swing Line Loans made in accordance with the terms hereof by purchasing, upon written demand by the Canadian Swing Line Facility Lender, pursuant to the provisions of this SECTION 3.2(C), a Participation in each such Canadian Swing Line Loan in an amount equal to such Canadian Revolving Credit Facility Lender's Applicable Commitment Percentage of such Canadian Swing Line Loan. The Canadian Swing Line Facility Lender may at any time, and shall upon termination of the Canadian Swing Line Facility in accordance with the terms of SECTION 3.2(D), request the applicable Facility Borrower to repay all or any portion of the Canadian Swing Line Loans made to such Facility Borrower and outstanding at such time and, within three (3) Business Days of receipt of any such request, such Facility Borrower shall repay the portion of such Canadian Swing Line Loans so requested to be repaid (after giving effect to any repayment thereof made pursuant to SECTION 3.2(D) AND (F)). If any of the Canadian Swing Line Loan Outstandings are not repaid by or on behalf of the applicable Facility Borrower when due under the immediately preceding sentence, each Canadian Revolving Credit Facility Lender shall, according to its Applicable Commitment Percentage of such Canadian Swing Line Loan, upon demand made by the Canadian Swing Line Facility Lender in its discretion, or upon the termination of the Canadian Swing Line Facility in accordance with the terms of SECTION 3.2(D), purchase from the Canadian Swing Line Facility Lender its Participation in each Canadian Swing Line Loan, including interest accrued thereon, and pay the entire purchase price therefor not later than one (1) Business Day after such demand, or notice or knowledge of such termination (after giving effect to any repayment thereof made pursuant to SECTION 3.2(D) AND (F)). Upon the payment by the Canadian Revolving Credit Facility Lenders of the purchase price for their Participation in a Canadian Swing Line Loan, the rate of interest applicable to such Canadian Swing Line Loan shall continue at the Base Rate hereunder. The obligation of each Canadian Revolving Credit Facility Lender to so purchase its Participation in Canadian Swing Line Loans from the Canadian Swing Line Facility Lender and to tender to the Canadian Swing Line Facility Lender the entire purchase price therefor shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default, the availability of Revolving Credit Loans hereunder or any other occurrence or event; PROVIDED, HOWEVER, no Canadian Revolving Credit Facility Lender shall be obligated to purchase a Participation in any Canadian Swing Line Loan which is made subsequent to the Revolving Credit Termination Date.

     () The Facility Borrowers at their option may request an Advance as a Canadian Revolving Credit Loan pursuant to SECTION 3.1(A) in an amount which, notwithstanding any of the provisions set forth in SECTION 3.1, is sufficient to repay any or all Canadian Swing Line Loan Outstandings on any date. The Canadian Agent shall upon the receipt of such Advance, provide to the Canadian Swing Line Facility Lender the amount necessary to repay such Canadian Swing Line Loan Outstandings (which the Canadian Swing Line Facility Lender shall then apply to such repayment) and credit any balance of the Revolving Credit Loan in immediately available funds to such Facility Borrower's Account. Such Advance shall be a Revolving Credit Loan made by the Canadian Revolving Credit Facility Lenders. The Canadian Swing Line Facility shall continue in effect until the occurrence of the Revolving Credit Termination Date.

() Checks, wire transfers, disbursements or other debits drawn or made by a Facility Borrower against the Borrowers' Canadian Account shall constitute a request to the Canadian Swing Line Facility Lender to make a Loan under the Canadian Swing Line Facility in an amount in Canadian Dollars or U.S. Dollars, as the case may be, equal to that specified on such check or made by such wire transfer, disbursement or other debit and
SECTION 8.2(A) shall not apply in respect of such Loan.

     () Notwithstanding any of the provision set forth in SECTION 14.3, cash and moneys deposited from time to time in the Borrowers' Canadian Account shall be deemed (without any further action of or notice by any of the Borrowers) to be a payment made by the Facility Borrowers to the Canadian Facility Swing Line Lender to be applied by the Canadian Swing Line Lender in reduction of any Loan outstanding under the Canadian Swing Line Facility.

     .. PAYMENT OF INTEREST. The Facility Borrowers under the applicable Revolving Credit Facility shall pay interest to the Relevant Agent for the account of each Canadian Revolving Credit Facility Lender or US Revolving Credit Facility Lender, as the case may be, on the outstanding and unpaid principal amount of each Revolving Credit Loan (but not any Bankers' Acceptances) made by such Lenders for the period commencing on the date when such Loan was made until such Loan shall be due at the then applicable Base Rate or Eurodollar Rate, as designated in the applicable Drawdown Notice or Selection Notice.

     .. PAYMENT OF PRINCIPAL. The principal amount of each Revolving Credit Loan (including each Base Rate Refunding Loan) and each Canadian Swing Line Loan shall be due and payable to the Relevant Agent for the benefit of each Canadian Revolving Credit Facility Lender, Canadian Swing Line Facility Lender or US Revolving Credit Facility Lender, as the case may be, in full on the Revolving Credit Termination Date. The principal amount of any Base Rate Loan and any Canadian Swing Line Loan may be prepaid in whole or in part on any Business Day, without premium or penalty, PROVIDED (other than for Canadian Swing Line Loans) written notice is given to the Relevant Agent before 11:00 a.m. on such Business Day. All prepayments of Revolving Credit Loans shall be in the amount of US
$100,000, or such greater amount which is an integral multiple of US $100,000, or the amount equal to all Outstandings under the respective Revolving Credit Facility on such Business Day, or such other amount as necessary to comply with SECTION 3.1(B) or SECTION 3.5.

 ..   REDUCTIONS.   The  Facility  Borrowers under the applicable  Revolving
Credit Facility shall, by notice from the Chief Financial Officer of Consoltex Group, have the right from time to time but not more frequently than once each calendar month, upon not less than five (5) days' written notice to the Relevant Agent from the Chief Financial Officer of Consoltex Group, to reduce the Total Commitment of the Canadian Revolving Credit Facility and the US Revolving Credit Facility, without penalty or premium, and no such reduction of the Total Commitment of one Revolving Credit Facility shall be made without an equivalent reduction of the Total Commitment of the other Revolving Credit Facility. The Relevant Agent shall give each Canadian Revolving Credit Facility Lender or US Revolving Credit Facility Lender, as the case may be, within one (1) Business Day of
receipt  of  such  notice,  telefacsimile  notice,  or  telephonic   notice
(confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of US $500,000 or such greater amount which is in an integral multiple of US $100,000, or the entire remaining Total Commitment with respect to the Canadian Revolving Credit Facility and the US Revolving
Credit  Facility,   and  shall  permanently  reduce  the  applicable  Total
Commitment. Each reduction of the Total Commitment with respect to the Canadian Revolving Credit Facility and the US Revolving Credit Facility shall be accompanied by prepayment of the Revolving Credit Loans under such Revolving Credit Facility to the extent that, after giving effect to such reduction, the amount of Outstandings under such Revolving Credit Facility plus Outstandings under the corresponding Letter of Credit Facility on the day of such reduction exceeds the Total Commitment with respect to such Revolving Credit Facility on such day, together with accrued and unpaid interest on the amounts so prepaid.

     .. COMMITMENT FEE. For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Facility Borrowers under each Revolving Credit Facility agree to pay to the Relevant Agent, for the pro rata benefit of the US Revolving Credit Facility Lenders or the Canadian Revolving Credit Facility Lenders, as the case may be, based on their Applicable Commitment Percentages with respect to the applicable Revolving Credit Facility, a fee calculated quarterly equal to the Commitment Fee in effect from time to time during the applicable quarter multiplied by the average daily amount by which the Total Commitment in effect during the applicable quarter with respect to the applicable Revolving Credit Facility exceeds, in the case of the US Revolving Credit Facility, the average daily aggregate Outstandings under the US Revolving Credit Facility during such quarter or exceeds, in the case of the Canadian Revolving Credit Facility, the average daily aggregate Outstandings under the Canadian Revolving Credit Facility (without giving effect to outstanding Swing Line Loans) during such quarter plus, with respect only to the Canadian Swing Line Facility Lender, the average daily aggregate Outstandings under the Canadian Swing Line Facility during such quarter. Such fees shall be due in arrears on the last Business Day of each May, August, November and February commencing May 1996 and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Revolving Credit Facilities Lender is a Non-Funding Lender, such fee shall not accrue on the Commitment of such Lender until such Lender shall cease to be a Non-Funding Lender by (i) making available to the Borrowers all Defaulted Advances and (ii) repaying to the Relevant Agent all deficiency advances and interest required by SECTION 3.7.

 ..   DEFICIENCY  ADVANCES.   No Revolving Credit Facility Lender  shall  be
responsible for any default of any other Lender under the same Facility to make any Revolving Credit Loan or fund its purchase of any Participation hereunder nor shall the Commitment of any Revolving Credit Facility Lender hereunder be increased as a result of such default. Without limiting the generality of the foregoing, in the event any Revolving Credit Facility Lender shall fail to advance funds as herein provided, including without limitation as a result of being in any insolvency or receivership proceeding (a "Non-Funding Lender"), the Relevant Agent may in its discretion, but shall not be obligated to, advance under its Commitment for the applicable Revolving Credit Facility as a Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such Non-Funding Lender would have been entitled had it made such Advance. Upon payment to the Relevant Agent from such Non-Funding Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon (from the most recent date interest was paid to the Relevant Agent by the Facility Borrowers under the applicable Revolving Credit Facility on each Revolving Credit Loan comprising the deficiency advance) at the following respective rate for the following periods: (a) for the first three days such deficiency advance shall be outstanding, the Reference Rate in the case of the Canadian Revolving Credit Facility, or the interest rate per annum for overnight borrowing by the US Agent from the Federal Reserve Bank in the case of the US Revolving Credit Facility, and (b) thereafter, at the applicable Base Rate for Base Rate Loans under the applicable Revolving Credit Facility, then such payment shall be credited in full payment of such deficiency advance by the Relevant Agent and the Facility Borrowers under the applicable Revolving Credit Facility shall be deemed to have borrowed the amount of such deficiency advance from such other Revolving Credit Facility Lender as of the most recent date upon which any payments of interest were made by such
Facility  Borrowers  thereon.   Nothing in this SECTION 3.7 or otherwise in
the Loan Documents shall be construed to limit any rights the Borrowers may have from time to time against a Non-Funding Lender.

     .. USE OF PROCEEDS. The proceeds of the Loans made pursuant to the Revolving Credit Facility and the Canadian Swing Line Facility hereunder shall be used (a) in part to refinance and cancel existing term indebtedness and working capital facilities of the Borrowers, (b) to pay certain fees and expenses in connection with such refinancing and (c) for other general corporate purposes, including but not limited to permitted investments in Subsidiaries, Capital Expenditures, working capital investments and debt repayments.

     .. EXTENSION OF STATED TERMINATION DATE. () At least 90 but no more than 120 days prior to the Stated Termination Date in effect at the time of such notice with respect to each Revolving Credit Facility and Canadian Swing Line Facility (the "Existing Stated Termination Date"), the Borrowers may, by notice to each Agent, request an extension of the Existing Stated Termination Date for each Revolving Credit Facility by 364 days from its then scheduled occurrence. The Agents shall promptly notify each Lender of such request, and each such Lender under each Revolving Credit Facility shall in turn, in its sole discretion, not later than 60 days prior to the Existing Stated Termination Date, notify the Relevant Agent in writing as to whether such Lender will consent to such extension. If any Lender shall fail to notify the Relevant Agent in writing of its consent to any such request for extension of the Stated Termination Date at least 60 days prior to the Existing Stated Termination Date, such Lender shall be deemed to be a Non-Consenting Lender (as hereinafter defined) with respect to such request. The Agents shall notify the Borrowers not later than 59 days prior to the Existing Stated Termination Date of the decision of each of the Lenders regarding the Borrower's request for an extension of the Stated Termination Date.

() If all of the Lenders consent in writing to any request for extension of the Stated Termination Date in accordance with subsection (a) to this
SECTION 3.9, the Existing Stated Termination Date shall, effective as at the Existing Stated Termination Date (the "Extension Date"), be extended for an additional 364 days. If less than all of the Lenders consent in writing to any such request in accordance with subsection (a) of this
SECTION 3.9, the Stated Termination Date in effect at such time shall, subject to the PROVISO below and effective as at the applicable Extension Date, be extended as to those Lenders that so consented (each a "Consenting Lender") but shall not be extended as to any other Lender (each such Lender and each Lender that fails to respond to a request for extension of the Stated Termination Date, a "Non-Consenting Lender"); PROVIDED that after giving effect to the Commitments with respect to such Revolving Credit Facility of all Consenting Lenders and all Assuming Lenders (as hereinafter defined) pursuant to subsection (c) of this SECTION 3.9 and any reduction in the Total Commitment with respect to each Revolving Credit Facility made in accordance with SECTION 3.5, one hundred percent (100%) of the Lenders whose aggregate amount of Commitments with respect to each Revolving Credit Facility equal the amount of the Total Commitment with respect to such Revolving Credit Facility consent in writing to such request for extension of the Stated Termination Date (any written consent delivered by a Consenting Lender pursuant to SECTION 3.9(A) satisfying such request). It is understood and agreed that no Lender shall have any obligation whatsoever to agree to any request made by the Borrowers for an extension of the Stated Termination Date with respect to either Revolving Credit Facility.

     () If less than all of the Lenders consent to any such request pursuant to subsection (a) of this SECTION 3.9, the Borrowers may arrange not less than thirty (30) days prior to the Existing Stated Termination Date for one or more Consenting Lenders and, to the extent the Commitment of one or more Non-Consenting Lenders is not assumed by the Consenting Lenders, for one or more other banks or financial institutions complying with the requirements set forth in SECTION 14.1, to effect an assignment of all or a portion of the Commitment of one or more Non-Consenting Lenders (each such bank or financial institution that so qualifies and accepts an offer to assume a Non-Consenting Lender's Commitment as of the Extension Date being an "Assuming Lender"), to assume as of the Extension Date the obligations of such Non-Consenting Lenders under this Agreement and the other Loan Documents thereafter arising, without recourse to or warranty by such Non-Consenting Lenders. The Borrowers shall deliver written notice to each Agent and each Consenting Lender of such arrangement not less than thirty (30) days prior to the Existing Stated Termination Date.

     () On each Extension Date, each Assuming Lender shall become a Lender for all purposes under this Agreement and the other Loan Documents as of such Extension Date, without any further acknowledgment by or the consent of the other Lenders, and the Commitment with respect to each Revolving Credit Facility of each Consenting Lender shall be increased by the amount, if any, of the Commitment with respect to either Revolving Credit Facility of a Non-Consenting Lender that such Consenting Lender has agreed to assume as of such Extension Date; PROVIDED, HOWEVER, that the Relevant Agent shall have received not less than ten (10) days prior to such Extension Date:

          () an Assignment and Acceptance, effective as of such Extension Date, from each Assuming Lender, duly executed by such Assuming Lender and the applicable Non-Consenting Lender; and

          () confirmation from each Consenting Lender that is increasing the amount of its Commitment with respect to either Revolving Credit Facility of the amount of such increase, in a writing satisfactory to the Borrowers and the Relevant Agent.

     () Promptly following each Extension Date, the Agents shall notify the then existing Lenders (including, without limitation, each Assuming Lender) and the Borrowers of the extension of the Stated Termination Date and shall record all relevant information with respect to each Assuming Lender on such date. Following each Extension Date, all references in this Agreement and in the other Loan Documents to the "Stated Termination Date" or the "Revolving Credit Termination Date" shall, with respect to each Consenting Lender and each Assuming Lender for such Extension Date, refer to the Stated Termination Date as so extended.

     ()   In no circumstances  shall  the  Stated  Termination  Date  of  a
Revolving Credit Facility be extended unless the other Revolving Credit Facility is extended to the same later date.

                                 ARTICLE

                             LETTERS OF CREDIT

     .. LETTERS OF CREDIT. Each of the Issuing Banks agrees, subject to the terms and conditions of this Agreement, upon request of a Facility Borrower under the applicable Letter of Credit Facility and for its account, from time to time to issue Letters of Credit under the applicable Letter of Credit Facility. A request for issuance of a Letter of Credit shall be made by delivery to the Issuing Bank of an Application for Letters of Credit relating thereto in form and content reasonably acceptable to the Issuing Bank. The Outstandings under the US Letter of Credit Facility shall not exceed US $5,000,000 and no US Letter of Credit shall be issued if, after giving effect thereto, Outstandings on such day shall exceed the applicable Maximum Permitted Principal Amounts as of such day. The Outstandings under the Canadian Letter of Credit Facility shall not exceed US $10,000,000 and no Canadian Letter of Credit shall be issued if, after giving effect thereto, Outstandings on such day shall exceed the applicable Maximum Permissible Principal Amounts as of such day. No Letter of Credit shall have an expiry date or payment date occurring later than the earlier of one year after the date of its issuance or the 90th day after the Stated Termination Date; PROVIDED, HOWEVER, in the event such expiry date is after the Stated Termination Date, there shall be deposited with the Relevant Agent on or before the Stated Termination Date an amount of cash equal to its stated amount remaining undrawn at the date of such deposit to be held pursuant to the terms of the applicable Cash Collateral Agreement. Letters of Credit issued under the US Letter of Credit Facility shall be issued in US Dollars; Letters of Credit issued under the Canadian Letter of Credit Facility may be issued in US Dollars or in Canadian Dollars or in any other currency acceptable to the Canadian Issuing Bank as selected by the applicable Facility Borrower.

     .. REIMBURSEMENT. () Each Facility Borrower under the applicable Letter of Credit Facility hereby unconditionally agrees to pay to the applicable Issuing Bank at the Principal Office for the Relevant Agent all amounts required to pay all drafts drawn under the Letters of Credit issued for the account of such Facility Borrower by such Issuing Bank. To the extent permitted by SECTION 3.1(C)(III), such amounts shall be paid with Base Rate Refunding Loans under the applicable Revolving Credit Facility. If a Base Rate Refunding Loan may not be advanced in payment of a Reimbursement Obligation, the applicable Facility Borrower shall pay such amount as of the Business Day immediately following receipt of the notice delivered pursuant to subsection (b) below.

     () In accordance with the provisions of SECTION 3.1(C)(III), the Issuing Bank shall notify the Relevant Agent and the applicable Borrower of any drawing under any Letter of Credit promptly following the receipt by the Issuing Bank of such drawing. Each applicable Facility Borrower agrees to pay the Issuing Bank interest on any Reimbursement Obligations, which is not paid by such Facility Borrower on the next Business Day after receipt of such notice, at the applicable Default Rate in accordance with SECTION 5.9(C).

()   Each Lender under a Revolving Credit Facility  (other than the Issuing
Bank) shall automatically acquire on the date of issuance thereof, a Participation in both the liability of the Issuing Bank in respect of each Letter of Credit issued under the related Letter of Credit Facility and each Reimbursement Obligation that may arise as a result of any drawing under such Letter of Credit in an amount equal to its Applicable Commitment Percentage (with respect to the related Revolving Credit Facility) of such liability.

          () If a Base Rate Refunding Loan is not Advanced in payment of such Reimbursement Obligation and such Reimbursement Obligation is not otherwise satisfied by or on behalf of the Facility Borrowers, then each Canadian Revolving Credit Facility Lender or US Revolving Credit Facility Lender, as the case may be, shall fund by payment to the Relevant Agent (for the benefit of the Issuing Bank) in immediately available funds the purchase from the Issuing Bank of its
     Participation in a pro rata amount of the related Reimbursement Obligation based on its Applicable Commitment Percentage of the Total Commitment for the related Revolving Credit Facility. Such payments shall be made at such times and in such manner as set forth in SECTION 3.1(C)(III) for a Base Rate Refunding Loan.

          () The obligation of each Revolving Credit Facility Lender (other than the applicable Issuing Bank) to make payment to the Relevant Agent for the account of the Issuing Bank pursuant to this
     SECTION 4.2(C), and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. If any applicable Revolving Credit Facility Lender is obligated to pay but does not pay amounts to the Relevant Agent for the account of the Issuing Bank in full upon such request as required by this SECTION 4.2(C), such Revolving Credit Facility Lender shall, on demand, pay to the Relevant Agent for the account of the Issuing Bank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Revolving Credit Facility Lender pursuant to SECTION 3.1(C)(III) until such Revolving Credit Facility Lender pays such amount to the Relevant Agent for the account of the Issuing Bank in full at, for the first three days following such notice, the interest rate per annum for overnight borrowing by the US Agent from the Federal Reserve Bank (or in the case of the Canadian Revolving Credit Facility, at the Reference Rate) and thereafter at the applicable Base Rate for Base Rate Loans under the applicable Revolving Credit Facility.

          () In the event the applicable Revolving Credit Facility Lenders have acquired Participations in any Reimbursement Obligation as set forth in clause (ii) above, then at any time payment (in fully collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by the Issuing Bank from the Facility Borrowers under the applicable Letter of Credit Facility, the Issuing Bank shall promptly pay to each such Revolving Credit Facility Lender an amount equal to its Applicable Commitment Percentage of such payment.

     () Promptly following the end of each calendar quarter, the Issuing Bank shall deliver to the Relevant Agent and each Facility Borrower a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. Upon the request of any Revolving Credit Facility Lender from time to time, the Issuing Bank shall deliver to the Relevant Agent and each Facility Borrower, and such Agent shall deliver to such Revolving Credit Facility Lender, any other information reasonably requested by such Revolving Credit Facility Lender with respect to each Letter of Credit outstanding at such time.
     () The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the applicable conditions precedent set forth in ARTICLE VIII, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank consistent with the then current practices and procedures of the Issuing Bank with respect to similar letters of credit, and the Facility Borrowers under the applicable Letter of Credit Facility shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Issuing Bank shall have reasonably requested consistent with such practices and procedures. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 and all subsequent amendments and revisions thereto.

     () The Facility Borrowers under the applicable Letter of Credit Facility agree that the Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

     () Without limiting the Facility Borrowers' rights as set forth in this SECTION 4.2, the obligation of the Facility Borrowers under each of the Letter of Credit Facilities to reimburse the Issuing Bank for drawings made under Letters of Credit in accordance with this SECTION 4.2 and the Issuing Bank's right to receive such payment shall be absolute, unconditional and irrevocable, and such obligations of such Facility Borrowers shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications for Letters of Credit, under all circumstances whatsoever, including the following circumstances:

          () any lack of validity or enforceability of the Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (the Letters of Credit and such other agreements and instruments being referred to collectively as the "Related LC Documents");

          () any amendment or waiver of or any consent to or departure from all or any of the Related LC Documents;

          () the existence of any claim, set-off, defense (other than the defense of payment in accordance with the terms of this Agreement) or other rights which any Facility Borrower under a Letter of Credit
     Facility may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agents, the Revolving Credit Facility Lenders or any other Person, whether in connection with the Loan Documents, the Related LC Documents or any unrelated transaction;

          () any breach of contract or other dispute between any Facility Borrower under a Letter of Credit Facility and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Agents, the Revolving Credit Facility Lenders or any other Person;
          () any draft, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

          () any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by the Agent, with or without notice to or approval by the applicable Facility Borrower in respect of any of applicable Facility Borrowers' Obligations under any Related LC Documents; or

          () any other circumstance or happening whatsoever, whether or not similar to any of the foregoing;

     () Any reimbursement payments made by any Borrower to either Issuing Bank, or to the Relevant Agent on behalf of such Issuing Bank, shall be made without prejudice to, and shall not constitute a waiver of, any right such Borrower or any other Borrower may have or might acquire, as a result of any payment by such Issuing Bank of any draft under a Letter of Credit, the reimbursement thereof by such Borrower or any other action taken or omitted to be taken by such Issuing Bank under or in connection with any Letter of Credit.

     .. LETTER OF CREDIT FACILITY FEES. The Facility Borrowers under a certain Letter of Credit Facility shall, with respect to any Letter of Credit issued thereunder, pay to the Relevant Agent, for the pro rata benefit of the Revolving Credit Facility Lenders with respect to the applicable Revolving Credit Facility based on their Applicable Commitment Percentages of the Canadian Letter of Credit Facility at such time, in the case of the Canadian Revolving Credit Facility Lenders, and of the US Letter of Credit Facility at such time, in the case of the US Revolving Credit Facility Lenders, a fee on outstanding Letters of Credit issued under such Letter of Credit Facility which is determined using a rate equal to the Applicable Margin in effect from time to time under the Revolving Credit Facilities for Eurodollar Rate Loans. Such fees (i) under the US Letter of Credit Facility, shall be determined based on the average daily undrawn aggregate amount of all US Letters of Credit outstanding during the applicable fiscal quarter and shall be due and payable quarterly in arrears on the last day of each May, August, November and February, the first such payment to be made on the first such date occurring after the date of issuance of a Letter of Credit, and (ii) under the Canadian Letter of Credit Facility, (A) in the case of each commercial or documentary Letter of Credit, shall be determined based on the available daily amount thereof on the basis of the number of days such Letter of Credit is outstanding and a year of 365 days and shall be due and payable when such Letter of Credit is drawn or otherwise expired or cancelled and (B) in the case of each standby Letter of Credit, shall be determined on the available daily amount thereof on the basis of the number of days in the term of such standby Letter of Credit and a year of 365 days and shall be due and payable quarterly in advance, with any excess for the actual available daily amount thereunder, if any, being promptly remitted to the applicable Facility Borrower.

 ..   ADMINISTRATIVE FEES.  The Facility Borrowers under a certain Letter of
Credit Facility shall pay to the Issuing Bank for such Facility (a) with respect to each Letter of Credit issued under such Facility, an issuance fee in an amount equal to .125% of the stated amount of such Letter of Credit, the fee to be payable on the date of issuance of such Letter of Credit, and (b) such other reasonable and customary administrative fees, if any, in connection with the Letters of Credit in such amounts and at such times as the Issuing Bank and the applicable Facility Borrowers with respect to such Letter of Credit Facility shall agree from time to time.

                                 ARTICLE

                PROVISIONS APPLICABLE TO CERTAIN FACILITIES

     ..   BANKERS' ACCEPTANCES

     () PERIOD AND OTHER DETAILS. Bankers' Acceptances shall be for a period of thirty (30) days to three hundred and sixty-four (364) days; shall not allow for any day of grace; shall be signed as drawer by the applicable Facility Borrower under the Canadian Term Loan Facility or the Canadian Revolving Credit Facility or on its behalf by any one of the Canadian Facility Lenders requested to accept such Bankers' Acceptances to whom such Facility Borrower hereby gives an irrevocable power of attorney for such purpose; shall be issued on a Business Day; and shall mature on a Business Day which falls on or before the Term Loan Maturity Date or the Stated Termination Date, as the case may be.

     () AMOUNTS. Each Bankers' Acceptance shall be of a minimum amount for each Canadian Facility Lender, of five hundred thousand Canadian Dollars (CAN $500,000) and integral multiples of one hundred thousand Canadian Dollars (CAN $100,000) in excess thereof.

     () DEPOSIT IN THE ACCOUNT. An amount equal to Discounted Proceeds relating to Bankers' Acceptances issued on any Business Day or, in the case of a Discount Note, an amount equal to the face amount of the Discount Note less the Discount shall be deposited by the relevant Canadian Facility Lenders before 2:00 P.M. on such day in the Borrower's Canadian Account unless Bankers' Acceptances are traded by the applicable Facility Borrower on the money market in which event the Discounted Proceeds shall be deposited by the applicable Facility Borrower before 2:00 P.M. on such day in the Borrower's Canadian Account. The applicable Facility Borrower shall cause an amount equal to the acceptance fee (to be distributed to the Relevant Lenders by the Canadian Agent as contemplated in SECTION 5.1(F) below) to be deposited before 2:00 P.M. on such day in the Borrower's Canadian Account.

     () TRADING. The applicable Facility Borrower under the Canadian Term Loan Facility or the Canadian Revolving Credit Facility may trade the Bankers' Acceptances (but not a Discount Note) on the money market or directly with the Canadian Facility Lenders. The Canadian Agent shall have no duties or liabilities with respect to such trading.

     () PAYMENT. On the maturity date of any Bankers' Acceptance outstanding, the applicable Facility Borrower shall, subject to any conversion or election in accordance with SECTION 5.5, pay to the Canadian Agent an amount equal to the face amount of such Bankers' Acceptance; if such amount is not so paid or otherwise be the subject of a conversion or election in accordance with SECTION 5.5, it shall automatically be debited by the Canadian Agent from the Borrower's Canadian Account as a Base Rate Advance under the Canadian Revolving Credit Facility made to the applicable Facility Borrower.

() ACCEPTANCE FEE. Upon acceptance of a Bankers' Acceptance or the issuance of a Discount Note, an acceptance fee equal to the Applicable Margin, multiplied by the face amount of such Bankers' Acceptance or Discount Note, as the case may be, and multiplying the product so obtained by a fraction having a numerator equal to the number of days of the period of such Bankers' Acceptance and a denominator of 365, shall be paid by the relevant Facility Borrower to the Canadian Agent, for the account of the applicable Canadian Facilities Lenders.

     From the date and as long as amounts owed hereunder bear interest at the Default Rate, as provided for in SECTION 5.9(C), the acceptance fee payable pursuant to this SECTION 5.1(F) shall be equal to the Applicable Margin increased by two percent (2%), such increase to be calculated on the face amount of any outstanding Bankers' Acceptances for the number of days to elapse between and including such date and the last day of the period of such Bankers' Acceptances. The applicable Facility Borrower shall pay such increase upon demand from the Canadian Agent for the account of the relevant Canadian Facilities Lenders; should the Default Rate cease to be applicable on a date which is prior to the last day of the period of the Bankers' Acceptances, the Canadian Agent shall then make an appropriate adjustment and upon receipt from the relevant Canadian Facilities Lenders of the amount representing such adjustment, remit same to the applicable Facility Borrower.

     Should an increase or a decrease occur in the Applicable Margin during the period of any outstanding Bankers' Acceptances, the acceptance fee payable with respect to such Bankers' Acceptances pursuant to this SECTION 5.1(F) shall be equal, as from the date of such change, to the Applicable Margin so increased or decreased, such increase or decrease to be calculated on the face amount of such Bankers' Acceptances for the number of days to elapse between and including such date and the last day of the period of such Bankers' Acceptances. The relevant Borrower shall pay such increase upon demand from the Canadian Agent for the account of the relevant Lenders; in the case of a decrease, the Canadian Agent shall make an appropriate adjustment and upon receipt from the relevant Lenders of the amount representing such adjustment, remit same to the relevant Borrower.

     () BANKERS' ACCEPTANCES BY NON-BA LENDERS. Whenever a Facility Borrower under the Canadian Term Loan Facility or the Canadian Revolving Credit Facility obtains an Advance by way of Bankers' Acceptances, each Non-BA Lender shall, in lieu of accepting a Bankers' Acceptance, make a Loan under such Canadian Facility evidenced by a Discount Note.

     .. MANNER OF PAYMENT. () Each payment of principal (including any prepayment) and payment of interest and fees (other than acceptance fees referred to in SECTION 5.1(F)), and any other amount required to be paid to a Lender with respect to a Facility shall be made to the Relevant Agent at the Principal Office for the account of each such Lender in the currency in which it is outstanding in immediately available funds on or before 12:30 P.M. on the date such payment is due. Following the occurrence of an Acceleration Event, the Relevant Agent may, but shall not be obligated to, debit the amount of such payment from any one or more ordinary deposit accounts of a Facility Borrower under the applicable Term Loan Facility, Term B Loan Facility, Revolving Credit Facility or Canadian Swing Line Facility with it. Each payment of principal and payment of interest made with respect to a Canadian Swing Line Loan shall be made to the Canadian Swing Line Lender in the currency in which it is outstanding in immediately available funds on or before 12:30 P.M. on the date such payment is due or made.

() The Relevant Agent shall deem any payment that is not made in conformity to SECTION 5.2(A) to be a non-conforming payment. Any such non-conforming payment shall not be deemed to be received by the Relevant Agent until (i) the day when, before 12:30 P.M., the payment funds in the appropriate currency become available funds and (ii) if such funds become available funds after 12:30 P.M., then the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default. The Canadian Swing Line Lender shall deem any payment that is not made in conformity to SECTION 5.2(A) to be a non-conforming payment. Any such non-conforming payment shall not be deemed to be received by the Canadian Swing Line Lender until (i) the day when, before 12:30 P.M. the payment funds in the appropriate currency become available funds and (ii) if such funds become available funds after 12:30 P.M., than the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default.

     () In the event that any payment hereunder becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clauses
(ii) and (iii) of the definition of "Interest Period"; PROVIDED, HOWEVER, that interest shall continue to accrue during the period of any such extension; and PROVIDED FURTHER, HOWEVER, that in no event shall any such due date with respect to any payment on the Term Loan be extended beyond the Term Loan Maturity Date, nor shall any such due date with respect to any payment on the Term B Loan be extended beyond the Term B Loan Maturity Date, nor shall any such due date with respect to any payment on a Revolving Credit Loan be extended beyond the Stated Termination Date.

     .. NOTES. The Advances made under any US Facility shall be evidenced by the Notes, payable to the order of each US Facility Lender in the respective amount of its Applicable Commitment Percentage of the Total Commitment for the relevant Facility, which Notes shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the applicable Facility Borrowers in accordance with the terms of this Agreement.

     .. LIMITATION RELATING TO SEGMENTS. Eurodollar Rate Segments, Bankers' Acceptances Segments, and Base Rate Segments may be outstanding at the same time, PROVIDED, HOWEVER, there shall not be outstanding at any one time Eurodollar Rate Segments having more than ten (10) different Interest Periods under the Canadian Facilities and ten (10) different Interest Periods under the US Facilities or Bankers' Acceptances Segments having more than ten (10) different periods.

     .. CONVERSIONS AND ELECTIONS OF SUBSEQUENT INTEREST PERIODS So long as no Event of Default or Default under SECTIONS 12.1(B), (G) OR (H) has occurred and is continuing, or no Acceleration Event has occurred, the Facility Borrowers with respect to any certain Facility may upon delivery of a Selection Notice to the Relevant Agent on or before 11:00 A.M.:

          () on any Business Day, convert any Eurodollar Rate Segment or any Bankers' Acceptance Segment under such Facility to a Base Rate Segment under such Facility on the last day of the Interest Period or period for such Segment;

     () at least three (3) Business Days' prior to such election or conversion, elect a subsequent Interest Period for any Eurodollar Rate Segment under such Facility to begin on the last day of the then current Interest Period for such Eurodollar Rate Segment, or convert any Base Rate Segment under such Facility to a Eurodollar Rate Segment under such Facility;

          () at least two (2) Business Days before the last day of the then current period of a Bankers' Acceptance Segment under such Facility, elect a subsequent period for such Bankers' Acceptance Segment to begin on the last day of the then current period for such Bankers' Acceptance Segment;

          () if such Facility is a Canadian Facility, at least two (2) Business Days before the last day of the then current Interest Period for any Eurodollar Rate Segment under such Facility, convert such Segment to a Bankers' Acceptance Segment under such Facility to begin on the last day of the then current Interest Period for such Eurodollar Rate Segment;

          () if such Facility is a Canadian Facility other than the Canadian Swing Line Facility, at least two (2) Business Days before such election or conversion, convert any Base Rate Segment under such Facility into a Bankers' Acceptance Segment under such Facility;

          () if such Facility is a Canadian Facility, at least three (3) Business Days before the last day of the period of any Bankers' Acceptance Segment under such Facility, convert such Bankers' Acceptances Segment into a Eurodollar Rate Segment under such Facility to begin on the last day of the then current period for such Bankers' Acceptances Segment;

          () if such Facility is a Canadian Facility, on any Business Day, convert any Base Rate Segment under such Facility in Canadian Dollars into a Base Rate Segment under such Facility in US Dollars or a Base Rate Segment under such Facility in US Dollars into a Base Rate Segment under such Facility in Canadian Dollars.

     Each election and conversion pursuant to this SECTION 5.5 shall be subject to the limitations set forth in the definition of "Interest Period" herein, in SECTIONS 2.1 AND 5.4 and in ARTICLE VII. The Relevant Agent shall give written notice to each applicable Lender of such notice prior to 3:00 P.M. on the day such notice of election or conversion is received. All such continuations or conversions of Segments shall be effected pro rata based on the Applicable Commitment Percentages of each Lender under the applicable Facility. Any conversion of a Segment under a Canadian Facility into a Base Rate Segment under such Canadian Facility made pursuant to this Section 5.5 may be made into a Base Rate Segment in US Dollars or Canadian Dollars.

     .. DEEMED CONVERSION. If the Relevant Agent does not receive a Selection Notice giving notice of election, conversion or continuation of any Loan or Segment under a Facility, as the case may be, by the time prescribed by SECTION 5.5, the Facility Borrowers with respect to the Facility under which such Loan or Segment is outstanding shall be deemed to have elected to convert such Loan or Segment to (or continue such Loan or Segment as) a Canadian Dollar Base Rate Segment under the applicable Canadian Facility or a US Dollar Base Rate Segment under the applicable US Facility until such time as a Selection Notice is delivered to the Relevant Agent in accordance with SECTION 5.5.

 ..   PRO  RATA  PAYMENTS.  Except as otherwise provided  herein,  (a)  each payment or prepayment on account of principal or interest or fee under a Facility shall be made to the Relevant Agent for the account of the Lenders
under  such  Facility  pro  rata  based  on   their  Applicable  Commitment
Percentages, (b) all payments to be made by the Facility Borrowers for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, set-off, recoupment or counterclaim, and
(c) the Relevant Agent will promptly distribute to the Lenders under the applicable Facility in immediately available funds payments received in fully collected, immediately available funds.

     ..   EXCHANGE RATE; CONVERSION.

     () REPAYMENT. When an Advance under either Canadian Facility in Canadian Dollars is converted into US Dollars or, as the case may be, an Advance under either Canadian Facility in US Dollars is converted into Canadian Dollars, the applicable Facility Borrower shall be deemed to have repaid such Advance in the currency in which it was made and to have borrowed a new sum in the other currency on the date of conversion (although the conditions set forth in ARTICLE VIII need not be satisfied at the time of such conversion).

     () EXCHANGE RATE. The exchange rate for the purposes of a disbursement under a Canadian Facility in a currency other than Canadian Dollars, or for the purposes of a conversion from a currency into another, or for the purposes of calculating compliance with any covenant hereunder, shall be the conversion rate of the Bank of Canada, spot rate, at 12:00 noon on the date of such disbursement, conversion or calculation.

     () FLUCTUATION IN CURRENCIES. On the last Business Day of each month and each time the particular circumstances may require, the Canadian Agent may establish the equivalent amount in Canadian Dollars of the Advances then outstanding under either Canadian Facility in another currency; such calculation shall be made at the conversion rate of the Bank of Canada, spot rate, at 12:00 noon, on the date of such calculation.

     () JUDGMENT; REALIZATION. (i) If, in order to obtain judgment in Canada, it is necessary to convert into Canadian Dollars an amount owed in another currency, the conversion shall be made at the conversion rate of the Bank of Canada, spot rate, as of 12:00 noon on the Business Day prior to the date judgment was rendered; (ii) if there is a change in the exchange rate between the Business Day prior to the date of judgment and the day the payment ordered by the court is made, the Facility Borrowers under the applicable Canadian Facility shall pay on demand or, as the case may be, shall deduct from payment, the sum, if any, required to be added or, as the case may be, to be deducted so that the sum paid in Canadian Dollars shall be equal to that due in the other currency after conversion to the conversion rate of the Bank of Canada, spot rate, in effect at 12:00 noon on the day of payment. Any sum owed by a Facility Borrower under the applicable Canadian Facility under this SECTION 5.8 shall constitute a distinct debt, not included in any judgment which may have already been rendered with respect thereto; and (iii) should the proceeds in Canadian Dollars of any Collateral be distributed to a Lender, any sum owed to such Lender in a currency other than Canadian Dollars shall be deemed converted in Canadian Dollars at the conversion rate of the Bank of Canada, spot rate, at 12:00 noon on the day of such distribution.

() Prepayments under the Canadian Term Loan Facility shall be made in an amount equal to the amount by which the aggregate principal amount of the Loans outstanding under such Facility on any Business Day exceeds the Total Commitment under the Canadian Term Loan Facility on such Business Day as a result of any currency determination made pursuant to SECTION 5.8(C), such amount to be paid within two (2) Business Days following demand therefor by the Canadian Agent and to be applied to pay such excess but not to be applied to the installments of principal set forth in SECTION 2.3. Prepayments under the Canadian Revolving Credit Facility shall be made in an amount equal to the amount by which the aggregate principal amount of the Loans outstanding under such Facility on any Business Day exceeds the Total Commitment under the Canadian Revolving Credit Facility on such Business Day as a result of any currency determination made pursuant to
SECTION 5.8(C), such amount to be paid within two (2) Business Days following demand therefor by the Canadian Agent and to be applied to pay such excess.

     .. INTEREST.

     () CALCULATION - CANADIAN FACILITIES. (i) The interest is calculated each day at the rate as provided for herein, until but excluding the day of full payment of the amount on which it accrues and in the case of the Eurodollar Rate, it is calculated on the number of days comprised in the applicable Interest Period; (ii) the interest is calculated daily;
(iii) the interest is calculated on the basis of a 365-day year (except for the Eurodollar Rate which is calculated on a 360-day basis); (iv) in the determination of the interest rate or the calculation of interest, the interest paid shall not be deemed to have been reinvested; (v) the Applicable Margin and fees (including acceptance fees) are calculated as interest is calculated. For the purposes of the INTEREST ACT (Canada), in the case of a leap year, the yearly rate of interest to which the rate of interest calculated on a 365-day basis is equivalent shall be such rate multiplied by three hundred and sixty-six (366) and divided by three hundred and sixty-five (365). For the purposes of the same Act, the annual rate of interest equivalent to the Eurodollar Rate is calculated by dividing the amount of the interest calculated for the applicable Interest Period by the amount of the Eurodollar Rate Segment, multiplied by a fraction whose numerator is equal to the true number of days included in the twelve (12) months making up the applicable year and whose denominator is equal to the true number of days accumulated during the applicable Interest Period.

     () CALCULATION - US FACILITIES. Interest and fees with respect to the US Facilities shall be computed on the basis of a year of 360 days (except interest on Base Rate Loans shall be computed on the basis of a year of 365 days) and calculated for the actual number of days (including the first day but excluding the last day) elapsed in the period for which such interest or fees are payable.

     () DEFAULT RATE. Notwithstanding anything contained herein to the contrary, if any amount (whether owed as principal, interest, fee or otherwise) due under this Agreement is not paid when due (at maturity, by acceleration or otherwise) or any Event of Default with respect to SECTION
11.1 shall have occurred and be continuing, all amounts owing under all the Facilities shall bear interest thereafter at the Default Rate until the Business Day (pursuant to SECTION 5.2(A)) such amount is paid in full or the obligation of the applicable Borrower to pay such amount is waived or such Event of Default is cured or waived.

() DATE OF PAYMENT. Interest on each Loan shall be paid (i) quarterly in arrears on the last Business Day of each May, August, November and February, commencing May 1996, for each Base Rate Loan and each Canadian Swing Line Loan, (ii) on the last day of the applicable Interest Period for each Eurodollar Rate Loan and, if such Interest Period extends for more than three (3) months, at intervals of three (3) months after the first day of such Interest Period or (iii) if earlier, upon payment in full of the principal amount of such Loan.

     .. PREPAYMENTS AND CASH COLLATERAL. Notwithstanding any of the other provisions of this Agreement, if any repayment or prepayment of Eurodollar Rate Loans, Eurodollar Rate Segments, Bankers' Acceptances (and Discount Notes issued in lieu thereof) or Bankers' Acceptances Segments is required to be made or is made other than on the last day of the Interest Period therefor or period thereof, respectively, the applicable Facility Borrower may in its sole discretion (but shall not be required to) deposit the amount of any such repayment or prepayment in the applicable Cash Collateral Account until the last day of such Interest Period or such period, at which time the Relevant Agent shall be authorized (without any further action by any Borrower) to apply such amount to the payment of such Loan, Segment, Bankers' Acceptance or Discount Note.

     .. EVIDENCE OF OBLIGATIONS. The Agents, and the Canadian Swing Line Facility Lender, with respect to the Loans under the Canadian Swing Line Facility, shall open and maintain in their books, accounts and records evidencing the Loans made available by the Lenders, payments or account thereof and all other amounts becoming due hereunder, including interest and fees. Such accounts and records shall constitute PRIMA FACIE evidence of the obligations of the applicable Facility Borrower under the Canadian Facilities absent demonstrable error, and the Notes shall constitute PRIMA FACIE evidence of the obligations of the applicable Facility Borrowers under the US Facilities.

     .. RISK PARTICIPATION AMONG LENDERS. In the event that pursuant to the allocation of proceeds made in conformity with SECTION 12.5, the aggregate amount of the Outstandings owing to the Canadian Lenders are not equal to the amount of the Outstandings owing to the US Lenders, then the Lenders to whom less Outstandings are owed (the "Participating Lenders") shall purchase Participations in the Outstandings owing to the other Lenders (the "Selling Lenders") in an amount by each Participating Lender such that, after giving effect to such Participations, the Applicable Outstanding Percentage for each Lender shall be equal to such Lender's Applicable Total Commitment Percentage. Each Participating Lender shall pay to the Relevant Agent for the account of the Selling Lenders in US Dollars and in immediately available funds, an amount equal to its Participation (as given notice thereof by the Relevant Agent) within five
(5) Business Days of receipt of such notice. Simultaneously with the making of each such payment, each Participating Lender shall, automatically and without any further action on the part of any Lender, acquire a Participation in the amount of such payment in the Obligations of the applicable Facility Borrowers related to the Outstandings in which the Participating Lenders purchase such Participation.

                                 ARTICLE

                                 SECURITY

     .. SECURITY. As security for the full and timely payment of all Obligations, the following Borrowers or Guarantors shall on or before the Original Closing Date grant for the benefit of the Lenders the following duly perfected first priority (subject to Permitted Liens) security interest and hypothecs:

          () collateral security interest and hypothec by each of the Borrowers and Guarantors (excluding Consoltex International, Consoltex Mexico, Rafytek, Rafytica, Royalton, Marino Mexico, Vera Pak and Vestco) in all Collateral;

          () pledge of the bonds issued by Consoltex and Consoltex Group and secured by the Collateral of such Borrowers;

          () cross corporate guarantees of the Obligations of each of the Borrowers by each of the Guarantors (Rafytek, Consoltex Mexico, Rafytica, Royalton, Marino Mexico, Vera Pak and Vestco to guarantee only the Obligations of Consoltex Mexico, Consoltex Group, Consoltex, Rafytek, Rafytica, Royalton, Marino Mexico, Vestco and Vera Pak);

          () assignment, pledge and hypothec of 100% of the issued and outstanding shares of each of the Guarantors (sixty-five percent (65%) in the case of the voting shares of Consoltex Mexico, Rafytek, Rafytica and Marino Mexico) with the exception of the shares issued by Consoltex Group, Royalton, Vera Pak and Vestco, in each case in accordance with the terms, and to the extent required in, the applicable Security Instruments, and do all things necessary in the reasonable opinion of the Agents and their counsel to grant to the US Collateral Agent and the Canadian Collateral Trustee for the benefit of the Lenders a duly perfected first priority security interest in all Collateral subject to no prior Lien other than Permitted Liens.

     .. FURTHER ASSURANCES. At the request of either Agent, the Borrowers will or will cause their Subsidiaries, as the case may be to execute, by their duly authorized officers, alone or with either Agent, the US Collateral Agent or the Canadian Collateral Trustee, as applicable, any certificate, instrument, statement or document, or to procure any such certificate, instrument, statement or document, or to take such other action (and pay all connected costs) which either Agent reasonably deems necessary from time to time to create, continue or preserve the Liens in the Collateral (and the perfection and priority thereof) of the US Agent, the US Collateral Agent and the Canadian Collateral Trustee contemplated hereby and by the other Loan Documents.

 ..   INFORMATION REGARDING COLLATERAL.   Each Borrower represents, warrants
and covenants that (i) the chief executive office of such Borrower and each of its Subsidiaries providing Collateral (each, a "Grantor") at the Closing Date is located at the address or addresses specified on SCHEDULE 6.3, and
(ii) SCHEDULE 6.3 contains a true and complete list of (a) the name and address of each Grantor and of each other Person that has effected any merger or consolidation with a Grantor or contributed or transferred to a Grantor any material property constituting Collateral at any time since December 31, 1995 (excluding Persons making sales in the ordinary course of their businesses to a Grantor of property constituting inventory in the hands of such seller), (b) each location of the chief executive office of each Grantor at any time since December 31, 1995 and (c) each location at which any material property constituting Collateral is or has been located since December 31, 1995 (together with the name of each owner of the real
property  located  at  such  address  if  not the applicable Grantor).   No
Borrower shall change or permit any other Grantor to change the location of its chief executive office or to move any material portion of the Collateral to any location not specified in clause (c) of the immediately preceding sentence, except upon giving not less than ten (10) Business Days' prior written notice to each Agent and taking or causing to be taken all such action at such Borrower's or such other Grantor's expense as may be reasonably requested by either Agent, the US Collateral Agent or the Canadian Collateral Trustee to perfect or maintain the perfection of the Lien of the US Agent or the Canadian Collateral Trustee, as applicable, in the applicable Collateral.

     .. LIMITATION OF CONSOLTEX OBLIGATIONS. It is expressly agreed that to the extent the Obligations of Consoltex under any Loan Documents involve its guaranty of or responsibility for (or its grant of a security interest to secure its guaranty of or responsibility for) the Obligations of Consoltex Group, or of or for any liability of any other Guarantor with respect to the Obligations of Consoltex Group, the amount of Consoltex's guaranty or such responsibility (and the amount of such guaranty or responsibility that is secured) shall not exceed the Consoltex Maximum Amount as defined in the applicable Facility Guaranty.

                                 ARTICLE

                      YIELD PROTECTION AND ILLEGALITY

     .. ADDITIONAL COSTS. () The Borrowers shall within two (2) Business Days of demand therefor by any Lender (with a copy of such demand to the Relevant Agent) pay to the Relevant Agent for the account of such Lender from time to time, without duplication, such amounts as such Lender may reasonably determine to be necessary to compensate it for any costs incurred by such Lender which it determines are attributable to its making or maintaining any Loan or its obligation to make any Loans, or the issuance or maintenance by an Issuing Bank, of or any other Lender's Participation in any Letter of Credit issued hereunder, or any reduction in any amount receivable by such Lender under this Agreement or the Bankers' Acceptances or the Notes in respect of any of such Loans or the Letters of Credit, including reductions in the rate of return on a Lender's capital (such increases in costs and reductions in amounts receivable and returns being herein called "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or the Bankers' Acceptances or the Notes in respect of any of such Loans or the Letters of Credit (excluding for purposes of this SECTION 7.1 any such increased costs resulting from (A) Taxes (as to which SECTION 7.7 shall govern), and (B) changes in the basis of taxation of overall net income or overall gross income by the United States, by Canada or by any other foreign jurisdiction or state under the laws of which such Lender is organized or has its Lending Office or any political subdivision thereof); or (ii) imposes or modifies any reserve, special, deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (other than any such reserve, special, deposit or other similar requirement reflected in the Prime Rate, the Reference Rate, the Federal Funds Effective Rate or the Interbank Offered Rate, or otherwise provided for in SECTION 7.6); or (iii) has the effect of reducing the rate of return on capital of any such Lender to a level below that which the Lender would have achieved but for such Regulatory Change (taking into consideration such Lender's policies and the policies of its parent corporation with respect to capital adequacy); PROVIDED, HOWEVER, that any demand for Additional Costs is made by the applicable Lender within 60 days after the date on which the officer of such Lender who has responsibility for compliance with the obligations under this Agreement knows or has reason to know of such Lender's right to any Additional Costs under this SECTION 7.1(A) or, if any such Lender fails to deliver such demand within such 60-day period, such Lender shall only be entitled to compensation for any Additional Costs from and after the date that is 60 days prior to the date such Lender delivers such demand; and PROVIDED FURTHER, HOWEVER, that before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such Additional Costs and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such Additional Costs (including the basis of calculation thereof) and an explanation of the Regulatory Change giving rise thereto, submitted to the Borrowers and the Relevant Agent by such Lender, shall be conclusive and binding for all purposes, absent demonstrable error.

()   Without limiting  the  effect  of  the  foregoing  provisions  of this
SECTION 7.1, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Lender which includes deposits by reference to which the interest rate on Eurodollar Rate Loans or Eurodollar Rate
Segments is determined  as  provided  in  this  Agreement  or a category of extensions of credit or other assets of any Lender which includes Eurodollar Rate Loans or Eurodollar Rate Segments or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then (A) if the Lender so elects by notice to the other Lenders and the Facility Borrowers, the obligation hereunder of such Lender to make Eurodollar Rate Loans, and to convert Base Rate Segments or Bankers' Acceptances Segments into Eurodollar Rate Segments, that are the subject of such restrictions shall be suspended until the date such Regulatory Change ceases to be in effect and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for outstanding Eurodollar Rate Segments, convert such Eurodollar Rate Segments into Base Rate Segments or Bankers' Acceptances Segments, if available and as selected by the applicable Facility Borrowers with appropriate prior notice having been given; PROVIDED, HOWEVER, that the suspension of such obligation and the conversion of any Eurodollar Rate Segments into Base Rate Segments or Bankers' Acceptances Segments, if available and as selected by the applicable Facility Borrowers with appropriate prior notice having been given shall apply only to any Lender who is affected by such restrictions, and the obligation of the other Lenders to make Eurodollar Rate Loans, and to convert Base Rate Segments or Bankers' Acceptances Segments into Eurodollar Rate Segments, shall not be affected by such restrictions and (B) the Facility Borrowers may, upon at least five (5) Business Days' notice to such Lender (with a copy of such notice to the Relevant Agent), elect that, until the circumstances causing such demand for Additional Costs no longer apply to such Lender, all Eurodollar Rate Loans or Eurodollar Rate Segments that would otherwise be made by such Lender shall be made instead as Base Rate Loans or Base Rate Segments or Bankers' Acceptances or Bankers' Acceptances Segments, if available and as selected by the applicable Facility Borrowers with appropriate prior notice having been given, respectively. In the event that the obligation of some, but not all, of the Lenders to make Eurodollar Rate Loans, or to convert Base Rate Segments or Bankers' Acceptances Segments into Eurodollar Rate Segments, is suspended, then any request by any Borrower during the pendency of such suspension for a Eurodollar Rate Loan or Eurodollar Rate Segments shall be deemed a request for such Eurodollar Rate Loan or Eurodollar Rate Segments from the Lender(s) not subject to such suspension and for a Base Rate Loan or Base Rate Segments or Bankers' Acceptances or Bankers' Acceptances Segments, if available and as selected by the applicable Facility Borrowers with appropriate prior notice having been given, from the Lender(s) who are subject to such suspension, in each case in the respective amounts based on the Lenders' respective Applicable Commitment Percentages as the context may require.

     () Determinations by any Lender for purposes of this SECTION 7.1 of the effect of any Regulatory Change on its costs of making or maintaining, or being committed to make Loans, or by either Issuing Bank of the effect of any Regulatory Change on its costs in connection with the issuance or maintenance of, or any other Lender's Participation in, any Letter of Credit issued hereunder, or the effect of any Regulatory Change on amounts receivable by any Lender in respect of Loans or Letters of Credit, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be made taking into account such Lender's policies, or the policies of the parent corporation of such Lender, as to the allocation of capital, costs and other items. No request shall be made by any Lender for payment of any Additional Costs under this SECTION 7.1 unless such Lender has made or is making similar requests with respect to the same Regulatory Change of its other borrowing customers similarly situated with the Borrowers.
     .. SUSPENSION OF LOANS Anything herein to the contrary notwithstanding, if, on or prior to the determination of any interest rate for any Eurodollar Rate Loan or Eurodollar Rate Segment for any Interest Period, the Relevant Agent determines (which determination made on a reasonable basis shall be conclusive absent demonstrable error) that:

          () quotations of interest rates for the relevant deposits referred to in the definition of "Interbank Offered Rate" in SECTION
     1.1 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Eurodollar Rate Loan or Eurodollar Rate Segment as provided in this Agreement; or

          () the relevant rates of interest referred to in the definition of "Interbank Offered Rate" in SECTION 1.1 upon the basis of which the Eurodollar Rate for such Interest Period is to be determined do not adequately reflect the cost to the Lenders of making or maintaining such Eurodollar Rate Loan or Eurodollar Rate Segment for such Interest Period;

then the Relevant Agent shall give the other Agent and the Authorized Representatives prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Rate Loans that are subject to such condition, or to convert Base Rate Segments or Bankers' Acceptances Segments into Eurodollar Rate Segments, and the Borrowers shall on the last day(s) of the then current Interest Period(s) for all such outstanding Eurodollar Rate Segments, as applicable, convert all such Eurodollar Rate Segments into another Eurodollar Rate Segment if such Eurodollar Rate Segment is not subject to the same or similar condition, or Base Rate Segments or Bankers'
Acceptances Segments, if available hereunder. The Relevant Agent shall give the Authorized Representatives notice describing in reasonable detail any event or condition described in this SECTION 7.2 promptly following the determination by the Lenders that the availability of Eurodollar Rate Loans or Eurodollar Rate Segments is, or is to be, suspended as a result thereof.

 ..   ILLEGALITY.  Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender to honor its obligation to make Eurodollar Rate Loans or maintain Eurodollar Rate Segments
hereunder,   then   such   Lender  shall  promptly  notify  the  Authorized
Representatives (with a copy to the Agents) and such Lender's obligation to make Eurodollar Rate Loans or continue Eurodollar Rate Segments, or to convert Base Rate Segments or Bankers' Acceptances Segments into Eurodollar Rate Segments, shall be suspended until such time as such Lender may again make Eurodollar Rate Loans and maintain Eurodollar Rate Segments, and such Lender's outstanding Eurodollar Rate Segments shall be converted into Base Rate Segments or Bankers' Acceptances Segments, if available and as selected by the applicable Facility Borrowers with appropriate prior notice having been given in accordance with ARTICLE V or earlier if required by applicable law. The conversion of any Eurodollar Rate Segments into Base Rate Segments or Bankers' Acceptances Segments, if available and as selected by the applicable Facility Borrowers with appropriate prior notice having been given shall apply only to any Lender who is affected by such restrictions and who has provided the notice described above, and the obligation of the other Lenders to make Eurodollar Rate Loans, and to convert Base Rate Segments or Bankers' Acceptances Segments into Eurodollar Rate Segments, shall not be affected by such restrictions. In the event that the obligation of some, but not all, of the Lenders to make Eurodollar Rate Loans, or to convert Base Rate Segments or Bankers' Acceptances Segments into Eurodollar Rate Segments, is so suspended, then any request by the Borrowers during the pendency of such suspension for a Eurodollar Rate Loan or Eurodollar Rate Segment shall be deemed a request for such Eurodollar Rate Loan or Eurodollar Rate Segment from the Lender(s) not subject to such suspension and for a Base Rate Loan or Base Rate Segment or Banker's Acceptances or Bankers' Acceptances Segments, if available and as selected by the applicable Facility Borrowers with appropriate prior notice having been given, from the Lender(s) who are subject to such suspension, in each case in the respective amounts based on the Lenders' respective Applicable Commitment Percentages as the context may require.

     .. COMPENSATION. The Borrowers shall promptly pay to each Lender, upon the request of such Lender, such amount or amounts as shall be sufficient (in the reasonable determination of such Lender) to compensate it for any loss (excluding any loss of anticipated profits), cost or expense reasonably incurred by it in order to pay interest to Lenders on funds borrowed by it to make or carry its Eurodollar Rate Loans or Bankers' Acceptances as Eurodollar Rate Segments or Bankers' Acceptances Segments, respectively, or to liquidate or reemploy deposits or other funds acquired by it to fund or maintain such Loan or Segment as a result of:

          () any payment of face amount in respect of a Banker's Acceptance Segment (other than a payment which consists of an amount of cash deposited with the Canadian Agent to be held pursuant to the terms of the Cash Collateral Agreement) on a date other than the last day of the period of such Bankers' Acceptances Segment, or any payment (including a payment made pursuant to an acceleration under SECTION 12.1(I)(B)), prepayment or conversion of a Eurodollar Rate Segment on a date other than the last day of the Interest Period for such Eurodollar Rate Segment, including in each case without limitation any conversion required pursuant to SECTION 7.3; or

          () any failure by any Borrower to borrow a Eurodollar Rate Loan on the date for such borrowing specified in the relevant Drawdown Notice or under ARTICLES II OR III hereof.

     A determination of a Lender as to the amounts payable pursuant to this
SECTION 7.4 shall be conclusive, absent demonstrable error, PROVIDED that such determinations are made on a reasonable basis. The Lender requesting compensation under this SECTION 7.4 shall promptly furnish to the Authorized Representatives and the Relevant Agent calculations in reasonable detail setting forth such Lender's determination of the amount of such compensation.

 ..   ALTERNATE LOAN AND  LENDER.   In  the  event  any  Lender suspends the
making of any Eurodollar Rate Loan or Eurodollar Rate Segment pursuant to this ARTICLE VII (herein a "Restricted Lender"), the Restricted Lender's Applicable Commitment Percentage of any Eurodollar Rate Loan or Eurodollar Rate Segment, to the extent a Bankers' Acceptances Segment has not been selected in accordance with this ARTICLE VII, shall bear interest at the Base Rate or the Eurodollar Rate for which the suspension does not apply, as selected by the applicable Borrowers, until the Restricted Lender once again makes available the applicable Eurodollar Rate Loan or Eurodollar Rate Segment. Notwithstanding the provisions of ARTICLES II AND III, interest shall be payable to the Restricted Lender at the time and manner as paid to those Lenders making available Eurodollar Rate Loans or Eurodollar Rate Segments. Each Restricted Lender shall promptly and in any event within five (5) Business Days give notice to the Relevant Agent and each of the Facility Borrowers if the circumstances causing such Lender to become a Restricted Lender no longer exist.

     .. ADDITIONAL INTEREST ON EURODOLLAR RATE LOANS. The applicable Facility Borrowers shall pay to each Lender, so long as and to the extent such Lender has incurred additional costs to fund Eurodollar Rate Loans and Eurodollar Rate Segments because it is required under regulations of the Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (as defined in Regulation D), additional interest on the unpaid principal amount of each Eurodollar Rate Loan or Eurodollar Rate Segment of such Lender, from the date of such Eurodollar Rate Loan or Eurodollar Rate Segment until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (a) the Interbank Offered Rate for the applicable Interest Period for such Eurodollar Rate Loan or Eurodollar Rate Segment from (b) the rate obtained by dividing such Interbank Offered Rate by a percentage equal to 100% minus the Eurodollar Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is otherwise payable on such Eurodollar Rate Loan or Eurodollar Rate Segment. Such Lender shall as soon as practicable provide notice to the Relevant Agent and each of the Facility Borrowers of any such additional interest arising in connection with such Eurodollar Rate Loan or Eurodollar Rate Segment, which notice shall be conclusive and binding, absent demonstrable error. A Lender that delivers a notice under this
SECTION 7.6 shall promptly notify the Relevant Agent and each of the Facility Borrowers if the circumstances giving rise to such notice no longer exist.

     .. TAXES. () All payments by the Borrowers of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future excise, stamp or similar taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between a Lender or either Agent and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of such Lender or such Agent pursuant to or in respect of this Agreement or any other Loan Document), (iii) any taxes imposed on or measured by any Lender's assets, net income, receipts or branch profits, and (iv) any taxes arising after the Closing Date solely as a result of or attributable to a Lender changing its Lending Office after the date such Lender becomes a party hereto ( the non-excluded items being collectively called "Taxes"). In the event that any withholding or deduction from any payment to be made by any Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then such Borrower will

          (x) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (y) promptly forward to the Relevant Agent an official receipt or other documentation reasonably satisfactory to such Agent evidencing such payment to such authority; and

     (z) pay to the Relevant Agent, for the account of each Lender (or to Bank of America as a participant of National Bank of Canada after the occurrence of an Acceleration Event (in such event, "Bank of America as Participant"), as applicable) such additional amount or amounts as is necessary to ensure that the net amount actually received by each affected Lender (and Bank of America as Participant) will equal the full amount such Lender (or Bank of America as Participant) would have received had no such withholding or deduction been required.

     () With respect only to the US Facilities and the Term B Loan Facility, each US Term Loan Facility Lender, US Revolving Facility Lender, Term B Loan Facility Lender or participant organized under the laws of a jurisdiction outside the United States prior to the date such Lender or participant becomes a party hereto (including, as a result, of an Assignment and Acceptance), and from time to time thereafter if either requested by any Borrower or the US Agent or upon the obsolescence or expiration of any previously delivered form, shall provide the US Agent and the Borrowers with (i) two (2) original executed copies of a correct and completed Internal Revenue Service form 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that payments to such Lender or participant are not subject to United States federal withholding tax under the Code because such payment is either effectively connected with the conduct by such Lender or participant of a trade or business in the United States or totally exempt from United States federal withholding tax by reason of the application of an income tax treaty to which the United States is a party or such Lender is otherwise exempt, (ii) or to the extent permitted by law, as an alternative to form 1001 or 4224, each such US Term Facility Lender, Term B Loan Facility Lender or US Revolving Credit Facility Lender or participant may provide the Borrowers and the US Agent with two original executed copies of Internal Revenue Service Form W-8, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from United States federal withholding tax pursuant to Section 871(h) or 881(c) of the Code, together with an annual certificate stating that such Lender or participant is not a "person" described in Section 871(h)(3) or 881(c)(3) of the Code and (iii) a duly completed and executed Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor or other form establishing an exemption from United States federal backup withholding tax. Each such Lender further agrees to complete and deliver to any requesting Borrower such other forms or other documentation as may be appropriate to minimize any withholding tax on payments pursuant to this Agreement or under the Notes under the laws of any other jurisdiction unless such completion and delivery may in any event be disadvantageous for such Lender. For purposes of this subsection (b), the term "UNITED STATES" shall have the meaning specified in Section 7701 of the Code.

     () If any Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the applicable Agent, for the account of the respective Lender, the required receipts or other required documentary evidence, such Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure other than incremental Taxes, interest or penalties arising solely as a result of the willful misconduct, gross negligence or violation of law of the Lenders. For purposes of this
SECTION 7.7, a distribution hereunder by an Agent or any Lender to or for the account of any Lender shall be deemed a payment by or on behalf of the Borrowers.

() For any period with respect to which a Lender has failed to comply with the requirements of SECTION 7.7(B) to furnish the appropriate documentation referred to therein (OTHER THAN if such failure is due to a change in law occurring after the date on which a form originally was required to be provided), such Lender shall not be entitled to any payments or indemnification under SECTION 7.7(A) OR 7.7(C) with respect to Taxes imposed by the United States or any other jurisdiction by reason of such failure.

     () Each Lender shall use reasonable efforts (consistent with its internal policies and with legal and regulatory restrictions) to avoid or minimize any amounts which might otherwise be payable pursuant to this
SECTION 7.7, including, upon request of a Borrower, the change of its Lending Office; PROVIDED, HOWEVER, that such efforts shall not include the taking of any actions by the Lender that would result in any tax, costs or other expense to the Lender (other than a tax, cost or expense for which the Lender shall have been reimbursed or indemnified by a Borrower pursuant to this Agreement or otherwise) or any action which would in the reasonable opinion of the Lender be otherwise disadvantageous to such Lender.

     () If requested by a Borrower and at such Borrower's expense, any Lender and the Relevant Agent shall take such steps as may be appropriate to seek a refund of any Taxes paid by it and shall permit the Borrower to participate in the preparation of any such refund claim. If any Lender or either Agent receives a refund in respect of any Taxes for which the Lender has received payment from a Borrower hereunder, such Lender and the applicable Agent, within fifteen (15) days of such receipt, shall deliver to such Borrower the amount of such refund. In addition, any Lender and the applicable Agent shall execute and deliver to the Borrower such certificates, forms or other documents which can be reasonably furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of Taxes remitted hereunder unless such execution and delivery may in any event be disadvantageous to such Lender.

     ()   The agreements in this SECTION 7.7 shall  survive  the payment of the Obligations and the termination of this Agreement.

                                 ARTICLE

         CONDITIONS TO MAKING LOANS AND ISSUING LETTERS OF CREDIT

     .. CONDITIONS OF CLOSING. The closing of this Agreement is subject to the conditions precedent that the Agents shall have received on the Closing Date, in substantially the form of the applicable Exhibit hereto or, if there is no applicable Exhibit hereto, in form and substance satisfactory to the Agents, the following:

          () executed originals of this Agreement;

          () payment of all consent and agent's fees payable by the Borrowers on the Closing Date to the Agents and the Lenders; and

          () a certificate of the Chief Financial Officer of Consoltex Group as to the absence of any Default or Event of Default as of the Closing Date.

     .. CONDITIONS OF INITIAL ADVANCE OF TRANCHE B OF TERM B LOAN. The obligation of the Lenders to make the Tranche B of Term B Loans is subject to the conditions precedent that the Agents shall have received on the Tranche B Funding Date, in substantially the form of the applicable Exhibit hereto or, if there is no applicable Exhibit hereto, in form and substance satisfactory to the Agents, the following:

          () executed originals of each of the Notes;

          () a fully-executed copy of Second Amendment to Mortgage in the form attached hereto as EXHIBIT J;

          () the favorable written opinion or opinions of Shearman & Sterling; Young, Clement, Rivers & Tisdale, LLP; Ogilvy Renault; Brown Rudnick Freed & Gesmer each dated the Tranche B Funding Date, addressed to the Agents and the Lenders, such opinions (other than those relating to title) to be substantially in the form of EXHIBITS H-1 THROUGH H-4;

          () resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of the Term B Borrower and each Term B Guarantor (without duplication) certified by its secretary or assistant secretary as of the Tranche B Funding Date, approving the increase in the commitment amount applicable to the Tranche B of the Term B Facility and approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution and delivery thereof;

          () specimen signatures of officers of the Term B Borrower and each Term B Guarantor (without duplication), certified by the secretary or assistant secretary of the Term B Borrower or each Term B Guarantor as of the Tranche B Funding Date;

     () certificates of the secretary or assistant secretary of the Term B Borrower and each Term B Guarantor (without duplication), dated as of the Tranche B Funding Date, that no change has occurred to the organizational documents or bylaws of the Term B Borrower or the applicable Term B Guarantor since August 2, 1999;

          () certificates issued as of a recent date by the appropriate Governmental Authority of the respective jurisdictions of formation of the Term B Borrower and each Term B Guarantor (without duplication) as to the due existence and good standing, where available, of the Term B Borrower and each Term B Guarantor;

          () certificate of an Authorized Representative dated the Tranche B Funding Date demonstrating, on a pro forma basis after giving effect to all Tranche B of Term B Loans to be made on the Tranche B Funding Date, the Atlas Acquisition, and the application of the proceeds thereof, compliance with the financial covenants contained in SECTIONS 11.1(A) THROUGH 11.1(E) as of September 30, 1999, substantially in the form of EXHIBIT I;

          () Drawdown Notices, if any, and, if elected by the Borrowers, Selection Notices;

          ()  a commitment to update the policies  insuring  title  on  the
     Initial Mortgaged  Properties   as  originally  delivered  pursuant to
     Section 8.1(xv) of the Existing Credit Agreement;

          () a certificate of the Chief Financial Officer of Consoltex Group as to the absence of any Default or Event of Default as of the Tranche B Funding Date;

          () a certificate of the chief financial officer of each issuer of the Subordinated Notes, certifying that the Obligations under Tranche B of Term B Loan Facility qualify as "Senior Debt" (as defined in the Subordinated Indenture);

          () a certified copy of the written notice by the chief financial officer of each issuer of the Subordinated Notes to the trustee under the Subordinated Indenture designating the Obligations under Tranche B of Term B Loan Facility as "Designated Senior Debt" under the Subordinated Indenture;

          () evidence satisfactory to the Agents of the completion of the AIP Tender in accordance with its terms without waiver thereof not acceptable to the Agents;

          () a certified copy of the Stockholders Agreement;

          () the Agents and the Lenders shall have received on or before the Tranche B Funding Date payment of all upfront fees payable by the Borrowers in connection with Advances under the Tranche B of Term B Loan Facility made on the Tranche B Funding Date; and

          () copies of all additional agreements, instruments and documents which the Agent or the Lenders may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.
          For purposes of determining compliance with the conditions specified in SECTION 8.1, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Relevant Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the making of the initial Loans specifying its objection thereto and such Lender shall not have made available to the Relevant Agent such Lender's ratable portion of the Loans to be made on the Tranche B Funding Date.

     .. CONDITIONS OF REVOLVING LOANS. The obligations of the Lenders to make any Loan, and the Issuing Banks to issue Letters of Credit, hereunder on or subsequent to the Closing Date or the Tranche B Funding Date are subject to the satisfaction of the following conditions (it being understood and agreed that the conversion or continuation of any Loan or Segment shall not require the satisfaction of any of the conditions precedent set forth in this SECTION 8.2):

          () the Agents shall have received Drawdown Notices as required by ARTICLES II OR III;

          () the representations and warranties of the Borrowers and Guarantors set forth in ARTICLE IX and in each of the other Loan Documents shall be correct in all material respects on and as of the date of such Loan or issuance of a Letter of Credit, with the same effect as though such representations and warranties had been made on and as of such date, except (i) to the extent that such representations and warranties expressly relate to an earlier date,
     (ii) that the financial statements referred to in SECTION 9.5(A)(I) shall be deemed to be those financial statements of Consoltex Group most recently delivered to the Agents and the Lenders pursuant to
     SECTION 10.1(A)(I) after the date financial statements are delivered to the Agents and the Lenders in accordance with such Section and
     (iii) that SECTIONS 9.4, 9.17 AND 9.12 shall refer to Schedules referred to therein as most recently updated and delivered together with the financial statements referred to in SECTION 10.1(A) and that SECTIONS 9.7, 9.9 AND 9.15 shall refer to Schedules referred to therein as most recently updated and delivered together with the financial statements referred to in SECTION 10.1(B);

          () in the case of the issuance of a Letter of Credit, the appropriate Borrower shall have executed and delivered to the Issuing Bank an Application for Letter of Credit in form and content reasonably acceptable to the Issuing Bank, together with such other instruments and documents as it shall reasonably request;

          () at the time of (and after giving effect to) each Loan or the issuance of a Letter of Credit, no Default or Event of Default shall have occurred and be continuing and no Acceleration Event shall have occurred; and

          () the giving effect to the requested Loan or the issuing of the requested Letter of Credit shall not cause the Outstandings under any Facility to exceed the applicable Maximum Permitted Principal Amount or, in the case of either US Facility, the Consoltex Mexico Borrowing Limit.

                                 ARTICLE

                      REPRESENTATIONS AND WARRANTIES

     Each Borrower represents and warrants with respect to itself and to its Subsidiaries (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans), that:

     ..   ORGANIZATION AND AUTHORITY.

          () Each Borrower and each Guarantor is a corporation duly organized and validly existing under the laws of the jurisdiction of its formation;

          () Each Borrower and each Guarantor (x) has the requisite power, authority, permits and authorizations (including without limitation those under Environmental Laws) to own its properties and assets and to carry on its business as now being conducted, except where the failure to have any such permits or authorizations would not have a Material Adverse Effect, and (y) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

          () Each Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

          () Each Guarantor has the power and authority to execute, deliver and perform the Facility Guaranty and each of the other Loan Documents to which it is a party; and

          () When executed and delivered, each of the Loan Documents to which any Borrower or any Guarantor is a party will be the legal, valid and binding obligation or agreement, as the case may be, of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

     ..   LOAN DOCUMENTS.   The execution, delivery and performance by each
Borrower and each Guarantor of each of the Loan Documents to which it is a party:

          () have been duly authorized by all requisite corporate action (including any required shareholder approval) of each Borrower and each Guarantor required for the lawful execution, delivery and performance thereof;

     () do not violate any provisions of (i) applicable law, rule or regulation, (ii) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on any Borrower or any Guarantor or its properties, except where such violation would not reasonably be expected to result in a Material Adverse Effect or (iii) the charter documents or bylaws of any Borrower or any Guarantor;

          () do not conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which any Borrower or any Guarantor is a party, or by which the properties or assets of any Borrower or any Guarantor are bound, except where such conflict, breach or event of default would not reasonably be expected to result in a Material Adverse Effect; and

          () do not result in the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any Guarantor except any Liens in favor of the US Collateral Agent, the Canadian Collateral Trustee, the Agents and the Lenders created under the Security Instruments.

     ..   SOLVENCY.   Each  Borrower and each Guarantor (other than Rafytek
and Rafytica) is Solvent after giving effect to the Facilities and other transactions contemplated by the Loan Documents.

     .. SUBSIDIARIES, STOCKHOLDERS, SHAREHOLDERS AGREEMENTS. No Borrower has any Subsidiaries other than those Persons as of the Closing Date listed as Subsidiaries in SCHEDULE 9.4 and additional Subsidiaries created or acquired after the Closing Date in compliance with SECTION 10.17; SCHEDULE
9.4 states as of the Closing Date the organizational form of each Subsidiary listed thereon, the authorized and issued capitalization of each such Subsidiary, the number of shares or other equity interests of each class of capital stock or interest issued and outstanding of each such Subsidiary and the number or percentage of outstanding shares or other equity interest (including options, warrants and other rights to acquire any interest) of each such class of capital stock or other equity interest owned by any Borrower or by any such Subsidiary; the outstanding shares or other equity interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and each Borrower and each such Subsidiary owns beneficially and of record all the shares and other interests in other Subsidiaries that it is listed as owning in
SCHEDULE 9.4, free and clear of any Lien (other than Liens created under the Security Instruments and Statutory Permitted Liens); there are no shareholders agreement existing among the shareholders of the Borrowers.

     ..   FINANCIAL CONDITION.

          ()  Consoltex  Group  has  heretofore furnished to each Lender an audited consolidated balance sheet of Consoltex Group and its Subsidiaries as at December 31, 1998 and the notes thereto and the related consolidated statements of income, stockholders' equity and cash flows for the Fiscal Year then ended, as examined and certified by PriceWaterhouseCoopers, LLP. Except as set forth therein, such financial statements (including the notes thereto) present fairly the financial condition of Consoltex Group and its Subsidiaries as of the end of such Fiscal Year and results of their operations and the changes in its stockholders' equity for the Fiscal Year then ended, all in conformity with GAAP;

     () since December 31, 1998 there has been no Material Adverse Effect (solely as defined in clause (i) of the definition thereof), nor have such businesses or properties of the Borrowers and their Subsidiaries, taken as a whole, been materially and adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God; and

          () except as permitted by SECTION 11.5 as of the Original Closing Date, as of the Closing Date no Borrower nor any Subsidiary has incurred, other than in the ordinary course of business, any material Indebtedness which remains outstanding or unsatisfied.

     .. TITLE TO PROPERTIES. Each Borrower and each Guarantor has good and marketable title to all its real and personal properties that constitute Collateral to which a Lien is intended to be perfected or are included in the Borrowing Base and to all of its other material real and personal properties, subject to no other Liens of any kind, except for Permitted Liens.

     .. TAXES. Except as set forth in SCHEDULE 9.7 as of the Original Closing Date, each Borrower and Guarantor and each of its Subsidiaries has filed or caused to be filed all material federal, state and local tax returns which, to the knowledge of such Borrower or such Guarantor or Subsidiaries with respect to such local tax returns, are required to be filed by it and, except for taxes and assessments being contested in good faith by appropriate proceedings and against which reserves have been established in accordance with GAAP, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes or assessments have become due.

     .. OTHER AGREEMENTS. No Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which any Borrower or any Subsidiary is a party, which default would reasonably be likely to have, a Material Adverse Effect.

     .. LITIGATION. Except as set forth in SCHEDULE 9.9 as of the Original Closing Date, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of any Borrower, overtly threatened by or against any Borrower or any Subsidiary or any Employee Benefit Plan thereof or affecting any Borrower or any Subsidiary or any Employee Benefit Plan thereof or any properties or rights of the Borrower or any Subsidiary, in which there is a reasonable likelihood of an adverse determination which would reasonably be likely to have a Material Adverse Effect.

 ..   MARGIN STOCK.  The proceeds of the Advances  made,  Letters  of Credit issued and Bankers' Acceptances accepted hereunder will be used by the respective Borrowers only for the purposes set forth in SECTIONS 2.8 AND
3.7,  respectively.   None  of  such  proceeds  will  be used, directly  or
indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board. No Borrower nor any agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof.

     .. INVESTMENT COMPANY. No Borrower nor any Subsidiary is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C.
<section> 80a-1, ET SEQ.).  The application of the proceeds  of  the  Loans and repayment thereof by the Borrowers and the performance by the Borrowers and the Guarantors of the transactions contemplated by the Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof.

     .. PATENTS, ETC. Except as set forth in SCHEDULE 9.12 as of the Original Closing Date, each Borrower and each Guarantor owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights and trade secrets necessary for the conduct of its businesses as now conducted, without known conflict with any patent, license, franchise, trademarks, trade secret, trade name, other proprietary right of any other Person. No Borrower, Guarantor or any Subsidiary owns, or has the right to use under valid license agreements or otherwise, any material copyrights.

     .. NO UNTRUE STATEMENT. All written information, exhibits and reports furnished by or on behalf of the Borrowers and the Guarantors to the Agents and the Lenders in connection with the negotiation and preparation of the Loan Documents (other than any projections and budgets delivered thereto pursuant to SECTION 10.1(E) or otherwise) do not contain any untrue statement of a material fact or, considered as a whole, omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which any such statements were made, not misleading.

     .. NO CONSENTS, ETC. Neither the respective businesses or properties of any Borrower or any Guarantor, nor any relationship between any Borrower or any Guarantor and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of any Borrower or any Subsidiary as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, the Loan Documents which, if not obtained or effected, would be reasonably likely to have a Material Adverse Effect, or if so, which consent, approval, authorization, filing, registration or qualification has been duly obtained or effected, as the case may be, except for (a) filings, recordings and consents required in connection with the perfection of security interests granted pursuant to the Loan Documents and (b) various consents, approvals and authorizations that may be required for the Agents and the Lenders to take certain remedies provided to them under the terms of the Loan Documents, PROVIDED, HOWEVER, the exception under this clause
(b) shall not apply to the acceleration of the maturity of the Loans in accordance with SECTION 12.1(A).

 ..   EMPLOYEE  BENEFIT  PLANS,  PENSION PLANS AND CANADIAN EMPLOYEE PENSION
PLANS. () Each Employee Benefit Plan and Pension Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code or a determination letter concerning such qualification has been requested, except where failure to so qualify would not reasonably been likely to have
a Material Adverse Effect.   No  material liability has been incurred which
remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan, Pension Plan or any Multiemployer Plan of a Borrower or with respect to a Pension Plan or Multiemployer Plan by an ERISA Affiliate that would be reasonably likely to have a Material Adverse Effect or is being contested in accordance with the standards set forth in SECTION 10.4(B);

     () No Borrower has (i) engaged in a nonexempt prohibited transaction described in Section 4975 of the Code or Section 406 of ERISA affecting any of the Employee Benefit Plans or Pension Plans or the trusts created thereunder which could subject any such plan or trust to a material tax or penalty on prohibited transactions imposed under Internal Revenue Code
Section 4975 or ERISA that would reasonably be likely to have a Material Adverse Effect, (ii) incurred any accumulated funding deficiency with respect to any Pension Plan, whether or not waived, or any other liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, that, in each case, would be reasonably likely to have a Material Adverse Effect
(iii) failed to make a required contribution or payment to a Multiemployer Plan that would be reasonably likely to have a Material Adverse Effect;

     ()   No  Termination  Event  has occurred or is expected to occur that would be reasonably likely to have a Material Adverse Effect;

     () The present value of all vested accrued benefits under each Pension Plan subject to Title IV of ERISA, did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such Pension Plan allocable to such benefits by an amount that is reasonably expected to have a Material Adverse Effect;

     () To the best of each Borrower's knowledge, each Employee Benefit Plan and Pension Plan has been administered in accordance with its terms in all material respects and is in compliance in all material respects with all applicable requirements of ERISA and other applicable laws, regulations and rules, except where the failure to so comply would not reasonably be likely to have a Material Adverse Effect;

     () The Employee Benefit Plans of the Borrowers and the Subsidiaries that are not subject to the laws of the United States or Canada are funded to the extent they are required to be funded in accordance with applicable law, except to the extent any failure to comply would not reasonably be likely to have a Material Adverse Effect;

     () Each Canadian Employee Pension Plan that is intended to be registered with a Governmental Authority is so registered, except where failure to be so registered would not reasonably been likely to have a Material Adverse Effect. No material liability has been incurred which remains unsatisfied for any taxes or penalties with respect to any Canadian Employee Pension Plan that would be reasonably likely to have a Material Adverse Effect or is being contested in accordance with the standards set forth in SECTION 10.4(B);
     () Neither Consoltex, nor Consoltex Group has (i) engaged in a transaction affecting any of the Canadian Employee Pension Plans or the trusts created thereunder which could subject any such plan or trust to a tax or penalty under Part XI of the INCOME TAX ACT, that would be reasonably likely to have a Material Adverse Effect, or (ii) incurred any accumulated funding deficiency with respect to any Canadian Employee Pension Plan which remains outstanding other than the payment of contributions to amortize such funding deficiency according to Canadian Benefit Law and there are no contributions which are due and unpaid, that in each case, would be reasonably likely to have a Material Adverse Effect;

     ()   No  Canadian  Termination  Event  has  occurred or is expected to occur that would be reasonably likely to have a Material Adverse Effect;

     () To the best of each Consoltex and Consoltex Group's knowledge, each Canadian Employee Pension Benefit Plan has been administered in accordance with its terms in all material respects and is in compliance in all material respects with all applicable requirements of Canadian Benefit Law, except where the failure to so comply would not reasonably be likely to have a Material Adverse Effect; and

     () Set forth on SCHEDULE 9.15 is a list of each Employee Benefit Plan and Canadian Employee Pension Plan as of the Original Closing Date sponsored by any Borrower or Guarantor. As of the date hereof, no Borrower or Guarantor sponsors a Pension Plan, a Multiemployer Plan or any pension or retirement plan other than (i) any pension or retirement plan subject to the laws of the United States or Canadian Benefit Law and (ii) the obligations under the law of Mexico with respect to seniority premiums payable to employees of Rafytek, Royalton, Marino Mexico, Vestco and Vera Pak.

     .. ENVIRONMENTAL MATTERS. Except as set forth in the quarterly environmental report most recently delivered to the Agents pursuant to
SECTION 10.1(F) and based on the best knowledge of the Notice Officers, (i) each Borrower and each Subsidiary is in compliance with all applicable Environmental Laws, except where the failure to so comply would not reasonably be likely to have a Material Adverse Effect and (ii) no Borrower nor any Subsidiary has been notified of any pending or threatened action, suit, proceeding or investigation which calls into question compliance by any Borrower or any Subsidiary with any Environmental Laws or suggests that any Borrower or Subsidiary is a potentially responsible party with regard to any release or threatened release of a Hazardous Material, or which seeks to suspend, revoke or terminate any license, permit or approval of such Borrower or such Subsidiary necessary for the operation of any facility of any Borrower or Subsidiary or for the generation, handling, storage, treatment or disposal of any Hazardous Material.

 ..   EMPLOYMENT MATTERS.  Except as set forth in  SCHEDULE  9.17  as of the
Closing Date attached hereto, none of the employees of any Borrower or any Subsidiary is subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings, or other material labor or employee related controversies or proceedings pending or, to the knowledge of any Borrower, overtly threatened against any Borrower or any Subsidiary or between any Borrower or any Subsidiary and any of its employees in which there is a reasonable likelihood of an adverse determination and which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     .. RICO. No Borrower nor any Subsidiary is engaged in or has engaged in any course of conduct that would reasonably be expected to subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law, civil or criminal, or other similar laws.

                                 ARTICLE

                           AFFIRMATIVE COVENANTS

     Until all the Obligations have been paid and satisfied in full, no Letter of Credit remains outstanding and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, each Borrower will, and will cause each Subsidiary with respect to SECTIONS 10.2 THROUGH 10.8, inclusive, and 10.12 to:

     .. FINANCIAL REPORTS, ETC. () As soon as practical and in any event within one hundred twenty (120) days (90 days in the case of Consoltex Group's audited consolidated financial statements and one hundred eighty
(180) days in the case of Rafytek, Consoltex Mexico and Rafytica) after the end of each Fiscal Year (without duplication), deliver or cause to be delivered to each Agent and each Lender (i) the audited consolidated and unaudited consolidating balance sheet of Consoltex Group and its Subsidiaries, in each case as at the end of such Fiscal Year, and the notes thereto, and the related consolidated and consolidating statements of income, consolidated statements of stockholders' equity and consolidated statements of cash flows, and the respective notes thereto, for such Fiscal Year, setting forth comparative financial statements for the preceding Fiscal Year, all prepared in accordance with GAAP and containing, with respect to the consolidated financial statements of Consoltex Group and its Subsidiaries, an opinion of PriceWaterhouseCoopers, LLP, or other such independent certified public or chartered accountants selected by Consoltex Group and approved by the Agents, which approval shall not be unreasonably withheld or delayed, which is unqualified as to the scope of the audit performed, the "going concern" status of Consoltex Group or any other matter or issue not reasonably acceptable to the Required Lenders, and accompanied (in the case of financial statements of any Borrower or Guarantor other than Consoltex Group) by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial condition of such Borrower or Guarantor (as the case may be) as of the end of such Fiscal Year and the results of their operations and the changes in their financial position for such Fiscal Year, (ii) a certificate of the Chief Financial Officer of Consoltex Group demonstrating compliance with SECTIONS 11.1(A) THROUGH 11.1(E) AND 11.3 for the measurement period or date therefor ending on the last day of such Fiscal Year, which certificate shall be substantially in the form of EXHIBIT I and
(iii) updates or supplements to SCHEDULES 9.4, 9.12 AND 9.17, respectively, if and to the extent necessary to ensure that the representations set forth in SECTIONS 9.4, 9.12 AND 9.17, respectively, are correct in all material respects as of the date of delivery of such updates or supplements;

() as soon as practical and in any event within 45 days after the end of each fiscal quarter (except the last fiscal quarter of the Fiscal Year) of Consoltex Group (without duplication), deliver to each Agent and each Lender (i) consolidated and consolidating balance sheet of Consoltex Group and its Subsidiaries, in each case as at the end of such fiscal quarter, and the consolidated and consolidating related statements of income, consolidated statements of stockholders' equity and consolidated statements of cash flows for such fiscal quarter and for the period from the beginning of the then current Fiscal Year through the end of such fiscal quarter, and accompanied by a certificate of the Chief Financial Officer of Consoltex Group to the effect that such consolidated financial statements present fairly the financial position of Consoltex Group and its Subsidiaries, as of the end of such fiscal quarter and the results of their operations and the changes in their financial position for such fiscal quarter, all of such interim financial statements being prepared in conformity with GAAP, subject however to normal, recurring year-end audit adjustments, (ii) a certificate of the Chief Financial Officer of Consoltex Group containing computations for such quarter comparable to that required pursuant to
SECTION 10.1(A)(II) for the measurement period therefor ending on the last day of such fiscal quarter and (iii) updates or supplements to SCHEDULES 9.7, 9.9 AND 9.15, respectively, if and to the extent necessary to ensure that the representations set forth in SECTIONS 9.7, 9.9 AND 9.15, respectively, are correct in all material respects as of the date of delivery of such updates and schedules;

     () together with each delivery of the consolidated financial statements required by SECTION 10.1(A)(I), deliver to each Agent and each Lender a letter from Consoltex Group's accountants stating that in performing the audit necessary to render the opinion on the consolidated financial statements delivered under SECTION 10.1(A)(I), they obtained no knowledge of any Default or Event of Default by Consoltex Group or any other Borrower in the fulfillment of the terms and provisions of this
Agreement insofar as they relate to financial matters; or if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature thereof and, if readily determinable, the period of existence thereof;

     () promptly after becoming available to any Borrower, such Borrower shall deliver to each Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which such Borrower or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or the "Commission des valeurs mobili<e`>re du Qu<e'>bec" or any other securities exchange commission and (ii) any proxy statement distributed by such Borrower or any Subsidiary to its shareholders, bondholders or the financial community in general;

     () as soon as practicable and in any event within 30 days following the end of each Fiscal Year, deliver to each Agent and each Lender consolidated and consolidating budgets and consolidated and consolidating quarterly financial projections (including balance sheets and statements of income and cash flows) for each Borrower (or Guarantor, as the case may be) and its Subsidiaries for the next Fiscal Year;

     () as soon as practicable and in any event within sixty (60) days following the end of each fiscal quarter of each Borrower deliver to each Agent and each Lender an environmental report prepared by such applicable Borrower with respect to the Mortgaged Properties, in form and substance reasonably satisfactory to the Agents, and (to the extent and in the form actually reported to the board of directors of the applicable Borrower) any other manufacturing facilities;

     () as soon as practicable and in any event within thirty-five (35) days after the end of each calendar month, Consoltex Group shall deliver to each Agent and each Lender a Borrowing Base Certificate prepared as of the end of such month;

     () on Wednesday of each week, LINQ and Balson-Hercules shall deliver to the US Agent and each Lender an accounts receivable aging report showing their Accounts Receivable as of the close of business on the preceding Friday;

() promptly, from time to time, deliver or cause to be delivered to each Agent and each Lender such other information regarding any Borrower's, any Guarantor's, and any Subsidiary's operations, business affairs and financial condition as such Agent or such Lender, through either Agent, may reasonably request.

     The Agents and the Lenders are hereby authorized to deliver a copy of any such financial or other information delivered hereunder to the Lenders (or any affiliate of any Lender) or to either Agent, to any Governmental Authority having jurisdiction over either Agent or any of the Lenders pursuant to any written request therefor or in the ordinary course of examination of loan files, or, subject to the confidentiality provisions of
SECTION 14.10, to any other Person who shall acquire or consider the assignment of, or acquisition of any participation interest in, any Obligation permitted by this Agreement; PROVIDED, HOWEVER, that the Relevant Agent and each applicable Lender agree to notify the applicable Borrower promptly of any such request for the disclosure of any such financial or other information from any Governmental Authority unless such notification is prohibited by applicable law, rule or regulation or by judicial process.

     .. MAINTAIN PROPERTIES. Maintain all properties necessary to its operations in good working order and condition, ordinary wear and tear excepted, and make all needed repairs, replacements and renewals to such properties, except in the case of any worn-out or obsolete property described in SECTION 11.6(K), and maintain all material trademarks, trade names, patents, copyrights, trade secrets, know-how and other information (or adequate licenses thereto), in each case as are reasonably necessary to conduct its business as conducted from time to time, all in accordance with customary and prudent business practices.

     .. EXISTENCE, QUALIFICATION, ETC. Except as otherwise expressly permitted under SECTION 11.8, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except where the failure to maintain such rights, franchises or foreign license or qualification would not reasonably be expected to result in a Material Adverse Effect; PROVIDED, HOWEVER, that any Borrower or Subsidiary may be dissolved in connection with the transfer of its assets to a Borrower or Guarantor permitted by SECTION 11.8.

     .. LAWS, REGULATIONS AND TAXES. () Observe and comply with or contest in good faith by appropriate proceedings all laws, rules, regulations and requirements of any Governmental Authorities, except where the failure to do so would not reasonably be likely to have a Material Adverse Effect, and (b) pay all material taxes, assessments and governmental charges, all material claims for labor, supplies, rent and all other material obligations which, if unpaid, would become a Lien against any of its properties except in the case of any such liabilities being contested in good faith by appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

 ..   INSURANCE.   () Maintain,  and  cause  each  of  its  Subsidiaries  to
maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks (including without
limitation   all-risk  property  damage,  business  interruption,   general
liability and workers compensation insurance) as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Borrower or such Subsidiary operates, which insurance may provide for reasonable deductibles from the coverage provided thereunder; PROVIDED, HOWEVER, that the Borrowers and their
Subsidiaries  may  self-insure   only   with  respect  to  the  repair  and
replacement of vehicles, and in such case to the same extent as other companies engaged in similar businesses and owning similar properties in the same general areas in which any such Borrower or such Subsidiary operates and consistent with prudent business practice.

     () The Borrowers shall duly and punctually pay or cause to be paid the premiums and other sums of money payable under each of its insurance policies required to be maintained hereunder. Each Mortgaged Property insurance policy held by the Borrowers shall contain a "Standard Mortgage Clause" reasonably satisfactory to the Agents providing that such policy may be canceled or modified only upon thirty (30) days' prior written notice to the Agents. The insurance policies confirming the insurance hereunder shall not contain any co-insurance stipulations except as provided in paragraph (a) of this SECTION 10.5.

     () Each policy of property damage insurance of a Borrower or a Guarantor that is providing Collateral shall provide for all losses (except for losses of less than US $2,500,000 per occurrence) to be paid directly to the US Agent and the US Collateral Agent or the Canadian Agent and the Canadian Collateral Trustee and to such Borrower or such Guarantor, as the case may be, as their interests may appear.

     () At least ten (10) Business Days before the expiration of any policy referred to in this SECTION 10.5(A), the Borrowers shall provide the Agents with proof of its renewal or its replacement failing which the Agents may, upon reasonable prior notice, renew or replace same at the expense of the Borrowers, without prejudice to any other right conferred to the Agents in such event. It is agreed that the Agents are under no obligation either to note the expiration date of any policy or to insure the renewal or continuance of any policy. The Borrowers shall, from time to time, at the reasonable request of the Agents, furnish the Agents such information relating to insurance as the Agents may reasonably require. If the Borrowers fail to comply with any provision of this SECTION 10.5, the Agents may, after delivery of reasonable notice to the Borrower and at the Borrowers' expense, obtain any insurance they deem necessary.

() The Borrowers shall promptly notify the Agents of any loss or damage to any material portion of the Collateral and shall promptly take any measures reasonably necessary so that the applicable insurer under any property casualty insurance shall pay the respective insurance proceeds to the Agents, the Borrowers or other Persons (as permitted by this Agreement and the other Loan Documents). Reimbursement under any liability insurance maintained by any Borrower or any Guarantor pursuant to this SECTION 10.5 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to any Mortgaged Property, Equipment or any Inventory when the next succeeding paragraph is not applicable, the Borrower or the Guarantor that owns such Mortgaged Property, Equipment or Inventory shall make or cause to be made the necessary repairs to or replacements of such Mortgaged Property, Equipment or Inventory, and any proceeds of insurance properly received and maintained by such Borrower or such Guarantor, as the case may be, pursuant to this SECTION 10.5 shall be paid to them to pay, or to be reimbursed, for the costs of such repairs or replacements.

     () Upon (i) the occurrence and during the continuance of any Event of Default or (ii) the actual or constructive total loss (in excess of US $2,500,000 per occurrence) of any Mortgaged Property, Equipment or Inventory, all insurance payments in respect of such Mortgaged Property, Equipment or Inventory shall be paid to the Relevant Agent and applied as specified in SECTION 12.5.

     .. TRUE BOOKS. Keep proper books of record and account in which complete and correct entries will be made of all of its material dealings and transactions in accordance with GAAP, and include all reserves for material doubtful accounts and all material taxes, assessments, charges, levies and claims in interim as well as year-end financial statements.

     .. RIGHT OF INSPECTION. () Permit any authorized representative designated by any Lender or either Agent to visit and inspect any of the corporate books and financial reports of any Borrower or any Subsidiary, at the reasonable expense of the Borrowers, and to discuss its affairs, finances and accounts with its principal executive, financial and treasury officers and, so long as a representative of such Borrower is present, its independent certified public or chartered accountants, all at reasonable times during reasonable business hours, at reasonable intervals and with reasonable prior notice; and

     () Permit any authorized representative designated by the Relevant Agent to conduct one field audit inspection of the properties and operations of any Facility Borrower under the US Facilities, at the reasonable expense of such Borrower, once per year at any reasonable time during normal business hours and upon reasonable notice (or more often if an Event of Default has occurred and is continuing). The Relevant Agent or its designees may conduct more than one such inspection (other than a field audit) per year, PROVIDED THAT (so long as no Event of Default has occurred and is continuing) the expenses of only one such inspection shall be reimbursed by the applicable Borrower or Borrowers.

     ..   GOVERNMENTAL   LICENSES.    Obtain  and  maintain  all  licenses,
permits, certificates, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted, except where the failure to maintain such license, permit, certificate, certification or approval would not reasonably be expected to have a Material Adverse Effect.

     .. OFFICER'S KNOWLEDGE OF DEFAULT. Upon any chief financial officer of any Borrower, or Paul J. Bamatter, Alex Di Palma or C. Suzanne Crawford (or any successor to any such Person holding the office previously held by such Person in any Borrower) (collectively, the "Notice Officers") obtaining knowledge of any Default or Event of Default hereunder, cause such officer or an Authorized Representative to promptly notify each Agent of the nature thereof, the period of existence thereof (to the extent readily determinable) and what action such Borrower or such Subsidiary proposes to take with respect thereto.

 ..   SUITS  OR  OTHER  PROCEEDINGS.   Upon  any  Notice  Officer  obtaining
knowledge of any claim, litigation or other proceedings being instituted against any Borrower or any Subsidiary of the type described in SECTION 9.9, or any attachment, levy, execution or other process being instituted against any assets of any Borrower or any Subsidiary, making a claim or claims in an aggregate amount greater than US $1,000,000 not otherwise covered by insurance, promptly deliver to each Agent written notice thereof
stating  the  nature  and  status  of  such   claim,  litigation,  dispute,
proceeding, levy, execution or other process.

     .. NOTICE OF DISCHARGE OF HAZARDOUS MATERIAL OR ENVIRONMENTAL COMPLAINT. Promptly provide to each Agent accurate and complete copies of any and all notices, complaints, orders, directives, claims, or citations received by any Borrower or any Subsidiary which would reasonably be expected to have a Material Adverse Effect relating to any (a) violation or alleged violation by any Borrower or any Subsidiary of any applicable Environmental Law; (b) release or threatened release by any Borrower or any Subsidiary, or by any Person handling, transporting, or disposing of any Hazardous Material on behalf of any Borrower or Subsidiary, or at any facility or property owned or leased or operated by, any Borrower or any Subsidiary, of any Hazardous Material, except where occurring legally; or
(c) liability or alleged liability of any Borrower or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

     .. ENVIRONMENTAL COMPLIANCE. If any Borrower or any Subsidiary shall receive any letter, notice, complaint, order, directive, claim or citation alleging that any Borrower or any Subsidiary has violated any Environmental Law or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, such Borrower shall, within the time period permitted and to the extent required by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation or release or satisfy such liability unless (a) the failure to remove or remedy such violation or release or to satisfy such liability would not reasonably be expected to have a Material Adverse Effect, in which case such Borrower shall orally advise each Agent of any decision not to so remove or remedy such violation or release or satisfy such liability and the basis for any such decision, and at each Agent's option and at its request, such Borrower shall provide written documentation of such decision, or (b) such violation or liability is being contested in good faith by appropriate proceedings and appropriate reserves therefor are being maintained in accordance with GAAP.

 ..   INDEMNIFICATION.   Without  limiting  the  generality of SECTION 14.9,
each Borrower hereby agrees jointly and severally to indemnify and hold each Indemnified Party harmless from and against any and all claims, losses, penalties, liabilities, damages and expenses (including assessment and cleanup costs and reasonable attorneys', consultants' or other expert fees and disbursements) arising directly or indirectly from, out of or by reason of (a) the violation of any Environmental Law by any Borrower or any Subsidiary or with respect to any property owned, operated or leased by any Borrower or any Subsidiary or (b) the handling, storage, treatment, emission or disposal of any Hazardous Materials by or on behalf of any Borrower or any Subsidiary (including on or with respect to property never owned, leased or operated by any Borrower or any Subsidiary) or on or with respect to property owned or leased or operated by any Borrower or any Subsidiary except to the extent such claim, loss, penalty, liability, damage or expense has resulted from any gross negligence or willful misconduct of, or the violation of applicable law by, such Indemnified Party or a Related Indemnified Party. The provisions of this SECTION 10.14 shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date, Term B Loan Termination Date and Term Loan Termination Date and expiration or termination of this Agreement.

     .. FURTHER ASSURANCES. At the Borrowers' cost and expense, upon request of either Agent, duly execute and deliver or cause to be duly executed and delivered, to such Agent such further instruments, documents, certificates, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of such Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

     .. EMPLOYEE BENEFIT PLANS, PENSION PLANS AND CANADIAN EMPLOYEE PENSION PLAN. () With reasonable promptness, and in any event within thirty (30) days of the date the Authorized Representative receives notice, give notice to each Agent of (i) the establishment after the date hereof of any new Pension Plan, stock option plan, bonus plan, deferred compensation or profit-sharing plan of the Borrower that would reasonably be likely to have a Material Adverse Effect (which notice shall include a copy of such plan at the request of either Agent), (ii) the commencement of contributions to any Employee Benefit Plan or Pension Plan to which any Borrower or any of its ERISA Affiliates was not previously contributing and which is reasonably likely to have a Material Adverse Effect, and
(iii) each funding waiver request filed with respect to any Pension Plan and all communications received or sent by any Borrower or any ERISA Affiliate with respect if such request is reasonably likely to have a Material Adverse Effect;

     () Promptly and in any event within thirty (30) days of an Authorized Representative becoming aware of the occurrence or forthcoming occurrence of any (i) Termination Event or (ii) nonexempt "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Employee Benefit Plan or Pension Plan or any trust created thereunder, deliver to each Agent a notice specifying the nature thereof, what action any Borrower or, with respect to clause (i), any ERISA Affiliate has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

     () With reasonable promptness but in any event within fifteen (15) Business Days, deliver to each Agent copies of (a) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan or Pension Plan of any Borrower or Guarantor that is intended to be qualified under Section 401(a) of the Code, except where failure to deliver such copies would not reasonably be likely to have a Material Adverse Effect, (b) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by each Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan whose unfunded current liability as defined in Section 412(l)(8)(A) of the Code, is in an amount that is reasonably expected to have a Material Adverse Effect and (c) all notices received by each
Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to
Section 4202 of ERISA, if the amount of such withdrawal liability is in an amount that is reasonably expected to have a Material Adverse Effect;

() With reasonable promptness, and in any event within thirty (30) days of the date the Authorized Representative receives notice, give notice to each Agent of (i) the establishment of any new Canadian Employee Pension Plan (which notice shall include a copy of such plan at the request of either Agent), or (ii) the commencement of contributions to any Canadian Employee Pension Plan to which Consoltex or Consoltex Group was not previously contributing, PROVIDED in each case, same would be reasonably likely to have a Material Adverse Effect;

     () Promptly and in any event within thirty (30) days of the Authorized Representative's becoming aware of the occurrence or forthcoming occurrence of any Canadian Termination Event which would be reasonably likely to have a Material Adverse Effect; and

     () With reasonable promptness but in any event within fifteen (15) Business Days, deliver to each Agent copies of any unfavorable determination letter from Governmental Authority regarding the registration of a Canadian Employee Pension Plan of Consoltex or Consoltex Group that is intended to be registered under Canadian Benefit Law, except where such failure to deliver such copies would not reasonably be likely to have a Material Adverse Effect.

     .. CONTINUED OPERATIONS. Continue at all times to conduct its business, and engage principally, in all material respects (when considered with its Subsidiaries as a whole) in substantially the same line or lines of business as conducted on the Closing Date, or other lines of business related thereto.

     .. NEW SUBSIDIARIES. As soon as practicable and in any event within ten (10) Business Days (or in the case of clauses (f) and (g) below, sixty
(60) days) after the acquisition or creation of any Subsidiary which is permitted hereunder, cause to be delivered to the Agents for the benefit of the Lenders each of the following:

          () (except to the extent such delivery would result in (i) a constructive dividend to any Borrower under applicable tax law, or
     (ii) is prohibited by applicable law) a Facility Guaranty executed by such Subsidiary substantially similar to that executed and delivered by the Guarantors as of the Original Closing Date;

          () (except to the extent such delivery would result in (i) a constructive dividend to any Borrower under applicable tax law, or
     (ii) is prohibited by applicable law) a Security Agreement of such Subsidiary substantially similar to that executed and delivered by the Borrowers as of the Original Closing Date, together with such Uniform Commercial Code financing statements on Form UCC-1, security registrations or other similar instruments duly executed by such Subsidiary as "Debtor" and naming the US Collateral Agent or the Canadian Collateral Trustee, as applicable, for the benefit of the Lenders as "Secured Party", in form, substance and number sufficient in the reasonable opinion of the Agents and their special counsel to be filed in all Uniform Commercial Code or other filing offices in all jurisdictions in which filing or registration is necessary or reasonably advisable to perfect in favor of the US Collateral Agent or the Canadian Collateral Trustee, as applicable, for the benefit of the Lenders the Lien on all property intended to be perfected Collateral under such Security Agreement to the extent such Lien may be perfected by such Uniform Commercial Code or other filing or registration;

     () (except to the extent such delivery would result in (i) a constructive dividend to any Borrower under applicable tax law, or
     (ii)  is  prohibited  by  applicable  law)  if such  Subsidiary  is  a corporation or is a partnership that has issued certificates evidencing ownership thereof, the Pledged Stock or, if applicable, certificates of ownership of such partnership interests, together with duly executed stock powers or powers of assignment in blank affixed thereto, and (B) if such Pledged Stock or certificates of ownership of partnership interests shall be owned by a Borrower or a Subsidiary who has not then executed and delivered to the Agents a Security Instrument granting a Lien to the US Collateral Agent or the Canadian Collateral Trustee, as applicable, in such Collateral, a Security Agreement or a Pledge Agreement (as appropriate) substantially similar in form and content to that executed and delivered as of the Original Closing Date, with appropriate revisions as to the identity of the pledgor and securing the obligations of such pledgor under the Loan Documents;

          () if such Subsidiary is a partnership  not  described  in clause
     (c) immediately above, (A) the certificate of the Registrar of such partnership with respect to the registration of the Lien on
     partnership  interests,  which  certificate   shall  be  in  form  and
     substance approved by the Agents, which approval shall not be unreasonably withheld, and (B) if such partnership interests shall be owned by a Borrower or a Subsidiary who has not then executed and delivered to the Agents a Security Instrument granting a Lien to the US Collateral Agent or the Canadian Collateral Trustee in such Collateral, a Security Agreement or a Pledge Agreement, as appropriate, substantially similar in form and content to that executed and delivered as of the Original Closing Date, with appropriate revisions as to the identity of the pledgor and securing the obligations of such pledgor under the Loan Documents;

          () supplements to the appropriate schedules attached to the appropriate Security Instruments listing the additional Collateral, certified as correct in all material respects by an Authorized Representative (PROVIDED THAT the failure to deliver such supplement shall not impair the rights conferred under the Security Instruments in after acquired Collateral);

          () if requested by the Agents, an opinion of counsel to the Subsidiary addressed to the Agents and the Lenders, in form and substance reasonably acceptable to the Agents (which opinion may include assumptions and qualifications similar to those contained in the opinions of counsel delivered pursuant to SECTION 8.1(II));

          () current copies of the charter documents, including partnership agreements and certificate of limited partnership, if applicable, and bylaws of such Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees thereof (and, if required by such charter documents, bylaws or by applicable law, of the shareholders) of such Subsidiary authorizing the actions and the execution and delivery of documents described in this SECTION 10.17.

 ..   DEFINITION OF "SATISFACTORY" DOCUMENTATION.  When a provision  of this
ARTICLE X requires a Borrower or Guarantor to deliver a document in form or
substance   "satisfactory"   to   any  Agent  or  Lender,  without  further
elaboration, then the Borrower or Guarantor may deliver the document in substantially the same format as used in the most recent delivery of that type of document pursuant to the relevant provision, UNLESS the respective Agent or Lender requests a different format at least twenty (20) days prior to the required date of delivery.

     .. LEASE PURCHASE AGREEMENT. Notwithstanding anything to the contrary contained in this Agreement or in any Loan Document, LINQ, as Tenant under the Lease Purchase Agreement by and between itself and Dorchester County, South Carolina dated as of December __, 1997 (the "Lease Purchase Agreement"), may execute the Lease Purchase Agreement and any Related Documents (as defined in the Lease Purchase Agreement), effect the transactions contemplated by the Lease Purchase Agreement and take any action permitted to be taken by the Tenant under the Lease Purchase Agreement, provided that LINQ shall (i) make such requests and take such action which it is permitted, but not obligated, to do so under the terms of the Lease Purchase Agreement or the Related Documents as from time to time directed in writing by the Required Lenders, including without limitation pursuant to Sections 8.6(D) and 10.2(A)(6) of the Lease Purchase Agreement, (ii) not amend, revise or supplement the Lease Purchase Agreement or the Related Documents in any manner materially adverse to the interests of the Lenders, and (iii) not permit any action to be taken by Dorchester County, South Carolina under the terms of Section 8.6 of the Lease Purchase Agreement that LINQ is not otherwise permitted to take under the terms and conditions of this Agreement or any other Loan Document without the approval of the Required Lenders.

                                 ARTICLE

                            NEGATIVE COVENANTS

     Until the Obligations have been paid and satisfied in full, no Letters of Credit remain outstanding and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, no Borrower will, nor will it permit any Subsidiary with respect to all Sections in this Article XI other than SECTIONS 11.1, 11.2, 11.13 AND 11.16 to:

     ..   FINANCIAL COVENANTS.

     () CONSOLIDATED NET WORTH. Permit Consolidated Net Worth to be less than (i) CAN $100,000,000 as of June 30, 1999, and (ii) as at the last day of each fiscal quarter of each Fiscal Year of the Borrowers (commencing with such fiscal quarter ending on September 30, 1999), the sum of (A) the amount of Consolidated Net Worth required to be maintained as at the end of the immediately preceding fiscal quarter, plus (B) 60% of Consolidated Net Income for the fiscal quarter ending on such day (with no deduction for net losses during such fiscal quarter), plus (C) one hundred percent (100%) of the aggregate amount of all increases (net of transactional expenses) in the stated capital and additional paid-in capital accounts of the Borrowers resulting from the issuance of equity securities or other capital investments during such fiscal quarter, minus (D) one hundred percent (100%) of the aggregate amount of all Restricted Payments made to AIP pursuant to SECTION 11.9(II).

     ()   CONSOLIDATED  FIXED  CHARGE  RATIO.  Permit as of the last day of the respective periods set forth below the Consolidated Fixed Charge Ratio to be less than that ratio set forth opposite each such period:

                                                    Consolidated
                                                    Fixed Charge
                                               Ratio Must Not Be
          PERIOD                                      LESS  THAN


          Each Four-Quarter Period ending on
          September 30, 1999 or December 31, 1999      1.40 to 1.00

          Each Four-Quarter Period ending after
          December 31, 1999 1.50 to 1.00


     () CONSOLIDATED TOTAL DEBT TO CONSOLIDATED EBITDA. Permit at any time during the respective periods set forth below the ratio of Consolidated Total Debt (at such time) to Consolidated EBITDA (as of the most recently ended Four-Quarter Period at or prior to such time) to be greater than that ratio set forth opposite each such period:
          Consolidated Total
                                                  Debt/Consolidated
                                                         EBITDA
          PERIOD   RATIO MUST NOT EXCEED

          The Four-Quarter Period ending
          on September 30, 1999                   4.35 to 1.0

          The Four-Quarter Period ending
          on December 31, 1999 4.20 to 1.0

          The Four-Quarter Period ending
          on March 31, 2000 4.00 to 1.0

          The Four-Quarter Period ending
          on June 30, 2000 3.85 to 1.0

          The Four-Quarter Period ending
          on September 30, 2000 3.75 to 1.0

     () ADJUSTED CONSOLIDATED TOTAL DEBT TO CONSOLIDATED EBITDA. Permit at any time during the respective periods set forth below the ratio of Adjusted Consolidated Total Debt (at such time) to Consolidated EBITDA (as of the most recently ended Four-Quarter Period at or prior to such time) to be greater than that ratio set forth opposite each such period:

                                               Adjusted Consolidated
                                                        Total Debt/
                                               Consolidated EBITDA
               PERIOD   RATIO MUST NOT EXCEED

          The Four-Quarter Period ending
          on September 30, 1999                   4.80 to 1.0

          The Four-Quarter Period ending
          on December 31, 1999                    4.60 to 1.0

          The Four-Quarter Period ending
          on March 31, 2000                       4.40 to 1.0

          The Four-Quarter Period ending
          on June 30, 2000                        4.25 to 1.0

          The Four-Quarter Period ending
          on September 30, 2000                   4.15 to 1.0

     () ADJUSTED CONSOLIDATED TOTAL DEBT TO CONSOLIDATED TOTAL CAPITALIZATION. Permit at any date set forth below the ratio of Adjusted Consolidated Total Debt (at such date) to Consolidated Total Capitalization (at such date) to be greater than that ratio set forth opposite each such period:

                                               Adjusted
                                               Consolidated Total
                                               Debt/Consolidated
                                               Total Capitalization
          PERIOD                               RATIO MUST NOT EXCEED

          The last day of the Four-Quarter Period
          ending on December 31, 1999 .765 to 1.00

          The last day of the Four-Quarter Period
          ending on March 31, 2000                .760 to 1.00

          The last day of the Four-Quarter Period
          ending on June 30, 2000                 .755 to 1.00

          The last day of the Four-Quarter Period
          ending on September 30, 2000                 .750 to 1.00

     ()   All determinations made of the financial covenants in subsections
(a) through (e) above shall be done giving pro forma effect to the Marino Transaction as of June 30, 1999 and the Atlas Acquisition as of September 30, 1999.

     .. ACQUISITIONS. Enter into any agreement, contract, binding commitment or other binding arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, unless:

          (i) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition and the line or lines of business of the Person to be acquired are substantially the same as one or more lines of business conducted by any of the Borrowers and the Subsidiaries or a line or lines of business related thereto,

          (ii) no Default or Event of Default shall exist immediately after giving effect to such Acquisition and the applicable Borrower shall have furnished to the Agents (A) pro forma historical financial statements as of the end of the most recently completed Fiscal Year and most recent interim fiscal quarter of such Borrowers, if applicable, giving effect to such Acquisition and (B) a certificate prepared on a historical pro forma basis giving effect to such Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist under SECTION 11.1 immediately after giving effect thereto,

          (iii) a Borrower or a Subsidiary is the surviving entity or the surviving entity shall succeed, by agreement or operation of law, to all of the businesses and operations of such Borrower or such Subsidiary and shall immediately assume all of the rights and obligations of such Borrower or such Subsidiary under this Agreement and the other Loan Documents, and

     (iv) after giving effect to such Acquisition, the aggregate cash paid by the Borrowers and their Subsidiaries to third-party sellers as consideration for Acquisitions during any Four-Quarter Period (on a non-cumulative basis, with the effect that amounts not incurred in any Four-Quarter Period may not be carried forward to a subsequent period) shall not exceed US $1,000,000;

PROVIDED, HOWEVER, that notwithstanding the foregoing, a Borrower or a Subsidiary may acquire the assets of Atlas (the "Atlas Acquisition") so long as (A) the conditions set forth in clauses (i), (ii) and (iii) above are satisfied and the Atlas Acquisition is completed not later than November 30, 1999 and (B) the Cost of Acquisition for the Atlas Acquisition does not exceed the sum of (I) transaction costs (excluding bank financing fees) not to exceed US $1,000,000 in the aggregate, (II) an amount not to exceed US $1,000,000 for any net working capital adjustment, and (III) all Costs of Acquisition, excluding those in (I) and (II), not to exceed US $14,000,000.

     .. CAPITAL EXPENDITURES. Make Capital Expenditures, excluding all amounts of cash paid as consideration for Acquisitions, which exceed in the aggregate: (a) during the Fiscal Year ended December 31, 1999, CAN $23,500,000 (or the US Dollar equivalent thereof), (b) during the Fiscal Year ended December 31, 2000, CAN $18,000,000 (or the US Dollar equivalent thereof) and (c) during each Fiscal Year subsequent to Fiscal Year 2000, the sum of (i) the amount of Capital Expenditures permitted during the preceding Fiscal Year (the "Prior Fiscal Year") (but excluding any amounts carried over to such Prior Fiscal Year from the Fiscal Year preceding the Prior Fiscal Year pursuant to the proviso at the end of this paragraph) plus (ii) CAN $1,000,000 (or the US Dollar equivalent thereof); PROVIDED THAT 50% of the amount of Capital Expenditures permitted but not incurred during any Fiscal Year may be carried over to the next Fiscal Year.

     ..   LIENS.   Incur,  create or permit to exist any Lien of any nature
whatsoever with respect to any property or assets now owned or hereafter acquired by any Borrower or any Subsidiary, other than

          () Liens created under the Security Instruments in favor of the Agents, the US Collateral Agent, the Canadian Collateral Trustee and the Lenders;

          () Liens imposed by law for taxes, assessments or charges of any Governmental Authority for amounts not more than sixty (60) days past due (and as to which no enforcement action has been taken by any Governmental Authority) or which are being contested in good faith by appropriate proceedings, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

          () statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, workers and other Liens imposed by law or created in the ordinary course of business and in existence less than ninety (90) days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

     () Liens incurred or deposits made in the ordinary course of business consisting of surety bonds and appeal bonds, or in connection with workers' compensation, unemployment insurance, social security benefits and other similar types of employment obligations required by law, or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness for Money Borrowed and guarantees of payment of Indebtedness for Money Borrowed), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

          () easements, servitudes (including reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of any Borrower or any Guarantor and which do not materially detract from the value of the property to which they attach or materially impair the use thereof by any Borrower or any Guarantor; and

          () purchase money  Liens  to  secure Indebtedness permitted under
     SECTION 11.5(C) and incurred to purchase fixed assets or to finance such purchase price and to construct or improve fixed assets related to such purchased fixed assets, or to finance the cost of such construction or improvement, PROVIDED such Indebtedness represents not less than ninety percent (90%), of the purchase price thereof as of the date of purchase thereof and no property other than the assets so purchased secures such Indebtedness;

          () (i) Liens on assets of the Borrowers and their Subsidiaries as listed in SCHEDULE 11.4(G), and (ii) Liens granted on or after December 12, 1997 to factors of Accounts Receivable in an aggregate amount at any time not in excess of US $25,000,000 which arise from sales to customers outside the United States and Canada that are owing to any of the Borrowers or any of their Subsidiaries;

          () Liens arising out of judgments, attachments, injunctions, executions or awards that do not constitute Events of Default under
     SECTION 12.1(I);

          () Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties resulting from the importation of goods and in each case attaching only to such goods;

          () any interest or title of a lessor or sublessor and any restriction or encumbrance to which the interest or title of such lessor or sublessor may be subject that would not be reasonably expected to have a Material Adverse Effect;

          () Liens arising in connection with Capital Leases that are not prohibited under the terms of this Agreement and in each case attaching only to the assets which are subject to such Capital Lease;

     () Liens on property and assets of a Person existing at the time such Person is merged into or consolidated with any Borrower or any Subsidiary or becomes a Subsidiary in accordance with the terms of this Agreement, PROVIDED that any such Liens were not created in contemplation of such merger, consolidation or acquisition, as the case may be, and do not extend to or cover any property or assets other than the property and assets of the Person being merged into or consolidated with such Borrower or such Subsidiary or being acquired by such Borrower or such Subsidiary, as the case may be, and PROVIDED FURTHER that any Indebtedness secured by such Liens shall not otherwise be prohibited under the terms of this Agreement;

          () Liens securing Indebtedness owed by any Subsidiary to any Borrower or Guarantor, in each case to the extent such Indebtedness is not otherwise prohibited under the terms of this Agreement;

          () (i) deposits to secure the performance of leases of property (whether real, personal or mixed) of the Borrowers and their Subsidiaries (excluding Capitalized Leases) in the ordinary course of business and (ii) Liens arising from precautionary Uniform Commercial Code financing statement filings (or other similar filings) regarding operating leases;

          () Liens arising solely from conditional sale, title retention, consignment or other similar arrangements for the sale of goods entered into by any Borrower or any Subsidiary in the ordinary course of business;

          () Liens in favor of issuers of documentary and commercial letters of credit not otherwise prohibited under the terms of this Agreement on (and limited to) the documents and goods covered thereby;

          ()  Liens  not otherwise permitted  to  be  incurred  under  this
     SECTION 11.4 which secure obligations of the Borrowers and their any Subsidiaries, other than Indebtedness for Money Borrowed, outstanding in an aggregate principal amount not to exceed US $500,000 at any time outstanding, PROVIDED that any Indebtedness secured by such Liens shall not otherwise be prohibited under the terms of this Agreement;

          () the reservations, limitations, provisos and conditions, if any, expressed in any original grants from the Crown, statutory exception to title and reservation of mineral rights;

          () title exceptions referred to in SECTION 8.1(XVIII) and title defects or irregularities in title which are of a minor nature in the aggregate and will not materially impair the use of the property for the purposes for which it is held by any Borrower or any of its Subsidiaries;

          () Liens securing Indebtedness incurred solely to finance the purchase of looms in the ordinary course of business so long as such Indebtedness is not otherwise prohibited under the terms of this Agreement, and PROVIDED that such Liens encumber only the looms so purchased;

     () Liens in favor of a public utility or any municipality or governmental or other public authority when required by such utility or other authority in connection with the operations of any Borrower or any of its Subsidiaries in the ordinary course of its business; and

          () extensions, renewals and replacements of any of the foregoing so long as such Liens continue only to apply to the property previously subject thereto.

     ..   INDEBTEDNESS.   Incur,  create,  assume  or  permit to exist  any
Indebtedness, howsoever evidenced, except:

          () Indebtedness existing as of the Original Closing Date and as set forth in SCHEDULE 11.5 as of the Original Closing Date; PROVIDED, none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after the Original Closing Date to change adversely to any Borrower or any Subsidiary in any material respect any terms of subordination, the aggregate principal amount thereof or the interest rate payable thereon or rights of conversion, put, exchange or other rights from such terms and rights as in effect on the Original Closing Date and any amendment or modification of, or supplement to, the Subordinated Indenture or any Subordinated Note is subject to compliance with
     SECTION 11.16(B);

          () Indebtedness owing to any Agent or any Lender in connection with this Agreement, any Note or any other Loan Document;

          () purchase money Indebtedness described in SECTION 11.4(F);

          () Indebtedness (i) consisting of Capital Leases and (ii) in the case of any such Capital Leases to which any Subsidiary of any Borrower is a party, guarantees by such Borrower or any of its Subsidiaries of the obligations of such Subsidiary under such leases;

          () Indebtedness arising from Rate Hedging Obligations permitted under SECTION 11.14;

          () (i) Indebtedness incurred by any Borrower or Guarantor (other than Consoltex Mexico, Rafytek or Rafytica) and owing to any other Borrower or Guarantor (other than Consoltex Mexico, Rafytek or Rafytica) and (ii) Indebtedness incurred by Consoltex Mexico, Rafytek and Rafytica and (A) owing to any Borrower or Guarantor (other than Consoltex Mexico, Rafytek or Rafytica) which, when added to the amount of assets transferred thereto pursuant to SECTION 11.6(J) does not exceed in the aggregate US $1,000,000 in any Fiscal Year or (B) owing to any of Consoltex Mexico, Rafytek or Rafytica;

          () Indebtedness existing at the time that any property or asset is acquired from a third party by any Borrower or any Subsidiary which Indebtedness was incurred for the purpose of financing the acquisition, or the construction or improvement, of such property or asset by such third party and which Indebtedness is secured solely by such property or asset, PROVIDED that any such Indebtedness was not incurred in contemplation of such acquisition;

     () Indebtedness in existence at the time any Person is merged into or consolidated with any Subsidiary or becomes a Subsidiary in accordance with the terms of this Agreement in an aggregate principal amount not to exceed US $250,000 at any time outstanding, PROVIDED that any such Indebtedness was not incurred in contemplation of such merger, consolidation or acquisition, as the case may be;

          () Indebtedness under reimbursement obligations in respect of letters of credit and other similar support obligations issued to guarantee or support the payment of performance bonds, workers' compensation claims, insurance claims and contested appeals and compliance with regulatory obligations incurred in the ordinary course of business;

          () Contingent Obligations in respect of indemnities and purchase price adjustments incurred in connection with the sale, lease or other disposition of assets; PROVIDED that the sale, lease or other
     disposition  of  such  assets  are  otherwise   permitted  under  this
     Agreement;

          () Guarantees by and performance bonds of any Borrower or any Subsidiary with respect to obligations of its Subsidiaries incurred in the ordinary course of business and not otherwise prohibited under this Agreement;

          () Additional unsecured Indebtedness not otherwise covered by clauses (a) through (k) above, PROVIDED that the aggregate outstanding principal amount of all such other Indebtedness incurred during any Fiscal Year shall in no event exceed US $1,000,000 at any time;

          () Indebtedness incurred solely to finance the purchase of looms in the ordinary course of business;

          () Indebtedness extending the maturity of, or refunding, replacing or refinancing, in whole or in part, any Indebtedness incurred under any of the foregoing provisions of this SECTION 11.5; PROVIDED, HOWEVER, that, except in the case of clause (a) above, the terms of and the principal amount of any such extension, refunding, replacing or refinancing Indebtedness, considered as a whole, are no more restrictive in any material respect than the terms of, and are no greater than the outstanding principal amount of, the Indebtedness so extended, refunded, replaced or refinanced; PROVIDED FURTHER, HOWEVER, that any such refunding, replacing or refinancing of Indebtedness which is Subordinated Debt shall be accomplished using other Indebtedness subordinate to the Obligations hereunder, the terms of which shall be no less restrictive than the terms of this Agreement and the terms of subordination of which shall be no less favorable to the Lenders than the Subordinated Debt being refinanced;

     () Indebtedness assumed or created in connection with the Royalton Acquisition described in SECTION 11.2, as follows: (i) Indebtedness in an aggregate principal amount not to exceed US $2,000,000 incurred by Consoltex USA in connection with the guarantee of a portion of the purchase price in the Royalton Acquisition, and (ii) Indebtedness in an aggregate principal amount not to exceed US $1,250,000 in existence at the time of and assumed by a Borrower or a Subsidiary in connection with the consummation of the Royalton Acquisition, provided that such Indebtedness described in this clause (ii) was not incurred in contemplation of such Royalton Acquisition; and

          () Indebtedness owing to factors of Accounts Receivable from time to time in principal amount at any time outstanding not to exceed (i) US $7,000,000 in the aggregate owing to all factors by all Borrowers in connection with their sales of inventory produced in and distributed from Mexico to customers in the United States and (ii) in all other events, CAN $5,000,000 owing in the aggregate to all factors by all Borrowers and in each of (i) and (ii) without duplication the guaranty by a Borrower of payment of such Indebtedness incurred by another Borrower or Subsidiary thereof, the payment of which is secured by Liens permitted pursuant to SECTION 11.4(G).

     ..   TRANSFER  OF ASSETS.  Sell, lease, transfer or otherwise  dispose of any assets of any Borrower or any Subsidiary other than

          () dispositions of Inventory in the ordinary course of business;

          () dispositions of assets (other than capital stock) which, in the aggregate during any Fiscal Year, have a fair market value or book value (whichever is greater), that is less than or equal to five percent (5%) of the Consolidated Tangible Assets determined as of the last day of the preceding Fiscal Year, PROVIDED THAT the proceeds of any dispositions permitted by this clause (b) shall, within four (4) months after such disposition, be either (i) reinvested by the Borrowers and the Subsidiaries in substantially the same lines of business as the businesses of the Borrowers and their Subsidiaries at the time of such disposition or lines of business related thereto or
     (ii) to the extent such proceeds are in cash, used to (y) prepay an equal amount of outstanding principal and accrued interest on all of the Canadian Term Loan, the Term B Loan and the US Term Loan; or (z) if there are no Outstandings under the Term Loans or the Term B Loan, used to prepay an equal amount of outstanding principal and accrued interest on both the Canadian Revolving Credit Loans and the US Revolving Credit Loans, if any, or, if the ratio of Consolidated Total Debt as of the last day of the most recently ended Four-Quarter Period to Consolidated EBITDA during such Four-Quarter Period is less than
     3.0 to 1.0, to redeem the Subordinated Debt;

          () (i) property and assets disposed of in the ordinary course of business that are not and are not intended to be Collateral to which is attached a perfected Lien pursuant to the Security Instruments, and
     (ii) property and assets of Consoltex Mexico, Rafytek and Rafytica which, if owned by a Borrower other than Consoltex Mexico, would be permitted to be disposed of under subclause (c)(i) above;

          () investments and reinvestments in Eligible Securities;

          () sales and other dispositions of shares of stock of Consoltex Group, or warrants, rights or options to acquire such shares, so long as such sale or other disposition would not result in a Change of Control;

     () sales, transfers or other dispositions (i) among any Borrower or Guarantor and any other Borrower or Guarantor (in each case other than Consoltex Mexico, Rafytek and Rafytica), (ii) from any of Consoltex Mexico, Rafytek and Rafytica to any Borrower or Guarantor or among Consoltex Mexico, Rafytek and Rafytica; and (iii) among one or more Subsidiaries that are not Guarantors;

          () the termination of any lease of real or personal property to which any Borrower or any Subsidiary is subject, whether as lessee or lessor;

          () [intentionally deleted].

          () in transactions permitted by SECTIONS 10.3, 11.2, 11.3, 11.4, 11.7, 11.8 OR 11.9;

          () transfers of assets (other than capital stock) to any one or more of Consoltex Mexico, Rafytek and Rafytica by any one or more of the other Borrowers and Guarantors (other than Consoltex Mexico, Rafytek or Rafytica) which when added to loans, advances and all other financial assistance provided by any Borrower or any Guarantor thereto as described in SECTIONS 11.5(G) AND 11.7(A), do not exceed in the aggregate US $1,000,000 in any Fiscal Year;

          ()  sales  (in  the  ordinary  course  of  business)  of Accounts
     Receivable to    factors    ;

          () dispositions of obsolete, worn-out or surplus property no longer necessary to the business of such Borrower or such Subsidiary; and

          () so long as no Event of Default shall have occurred and be continuing, the grant of any option or other right to purchase any property or assets in a transaction that would otherwise be expressly permitted under this SECTION 11.6.

     .. INVESTMENTS. Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person, or make or permit to exist any loans, advances or financial assistance to any Person, except that any Borrower or any Subsidiary may maintain investments or invest in:

          () any Subsidiary existing on the Closing Date or otherwise permitted to be acquired or created hereunder which is, or in accordance with SECTION 10.17 will be, a Guarantor; PROVIDED, that such loans, advances or financial assistance by all Borrowers and Guarantors (other than Consoltex Mexico, Rafytek and Rafytica) in any Fiscal Year to Consoltex Mexico, Rafytica and Rafytek when added to all asset dispositions described in SECTION 11.6(J) occurring during such Fiscal Year, shall not exceed US $1,000,000;

          () securities of any Person acquired in an Acquisition not otherwise prohibited under the Loan Documents;

          () Eligible Securities;

     () investments existing as of the Original Closing Date and as set forth in SCHEDULE 11.7, and rollovers with and reinvestments of the proceeds thereof in the same investments or in Eligible Securities;

          () Accounts Receivable arising and trade credit granted in the ordinary course of business;

          () Investments consisting of Rate Hedging Obligations incurred in accordance with SECTION 11.14;

          () Investments consisting of intercompany Indebtedness otherwise permitted under SECTION 11.5;

          () Investments in account debtors received in connection with the bankruptcy or reorganization, or in settlement of delinquent obligations of customers, in the ordinary course of business and in accordance with applicable collection and credit policies established by such Borrower or such Subsidiary, as the case may be;

          () the acceptance of promissory notes, contingent payment obligations and equity interests that are received as payment, in whole or in part, of the purchase price of any property or assets sold, leased, transferred or otherwise disposed of in accordance with
     SECTION 11.6;

          () loans and advances to employees of any Borrower or any Subsidiary to satisfy or reimburse travel, relocation and other similar business related expenses of such employees in the ordinary course of business or to purchase shares of common stock of Consoltex Group under a stock purchase plan available to employees as compensation thereof; and

          () Investments not constituting Acquisitions and not otherwise permitted under this SECTION 11.7 in an aggregate amount not to exceed US $500,000 at any time.

 ..   MERGER OR CONSOLIDATION.  (a)  Consolidate  with  or  merge  into  any other Person, or (b) permit any other Person to merge into it, (c) liquidate, wind-up or dissolve or (d) sell, transfer or lease or otherwise dispose of all or a substantial part of its assets; PROVIDED, HOWEVER, (i) any Subsidiary of any Borrower may merge or transfer all or substantially all of its assets into or consolidate with such Borrower or any wholly owned Subsidiary of such Borrower which is a Fully Secured Guarantor (as hereinafter defined), (ii) any Subsidiary of any Borrower that is not a Guarantor may merge or transfer all or substantially all of its assets or consolidate with any other Subsidiary that is not a Guarantor and (iii) any other Person may merge into or consolidate with any Borrower or any Subsidiary and any Subsidiary may merge into or consolidate with any other Person in order to consummate an Acquisition permitted under SECTION 11.2; PROVIDED, that if such merging or consolidating Subsidiary is a Guarantor, the Person surviving such Acquisition shall do all things necessary under
SECTION 10.17 to become a Guarantor and to enter into a Security Agreement (notwithstanding the exceptions allowed under SECTION 10.17 in the event any such action undertaken by such Person would result in a constructive dividend or be prohibited by law) having terms applicable to such Person substantially similar to the terms under the Security Agreement delivered on the Original Closing Date applicable to the Borrowers and Guarantors other than Consoltex Mexico, Rafytek and Rafytica (a "Fully Secured
Guarantor")  (PROVIDED  FURTHER  that,  in  the   case   of   any   merger,
consolidation  or  transfer  of  assets  referred to in clause (i), (ii) or
(iii) of this SECTION 11.8, if the US Collateral Agent, the Canadian Collateral Agent, or any Agent on behalf of the Lenders has a perfected Lien on any property so transferred (or owned by any party subject to such merger or consolidation), such Lien shall remain continuously perfected, and PROVIDED FURTHER that the Agents' and Lenders' rights under any Facility Guaranty (other than the Guaranty of the Subsidiary so merging, consolidating, liquidating, dissolving or transferring such assets) shall not be adversely affected by such transfer, liquidation, dissolution, consolidation or merger).

     .. RESTRICTED PAYMENTS. Make any Restricted Payment or apply or set apart any of their assets therefor or agree to do any of the foregoing other than a redemption by Consoltex Group of one class of its issued and outstanding capital stock in consideration of the shares of another class of capital stock not previously issued or outstanding; (I) PROVIDED, HOWEVER, that (a) IF the ratio of Consolidated Total Debt to Consolidated EBITDA is less than 3.00 to 1.00 as of the last day of the most recently ended Four-Quarter Period, THEN Consoltex Group may, with the prior written consent of the Required Lenders (which consent shall not be unreasonably withheld or delayed, it being understood that the existence of a Default or an Event of Default shall be a reasonable basis on which the Required Lenders may withhold consent), declare or pay dividends or make other distributions of property to its shareholders or redeem, repurchase, retire, defease or otherwise acquire for value shares of its issued and outstanding capital stock; (b) any Subsidiary of a Borrower may declare and pay dividends to such Borrower or any Subsidiary of such Borrower that is a Guarantor; (c) any Borrower or any Subsidiary may declare dividends or make distributions in each case payable solely in shares of its capital stock PROVIDED that a Change in Control shall not result from such dividend or distribution, and PROVIDED FURTHER that if such shares are transferred to a Borrower, Guarantor or Subsidiary in connection with such a dividend or distribution, the shares shall be pledged under the applicable Pledge Agreement and delivered to the US Collateral Agent or the Canadian Collateral Trustee, as applicable; and (d) the issuers of the Subordinated Debt may (i) pay interest thereon in accordance with the terms thereof as in effect on the Closing Date in both the Subordinated Indenture and in the Subordinated Notes and (ii) not redeem, retire, defease or otherwise acquire for value any principal amount of the Subordinated Debt for any reason whether as an optional or mandatory redemption except as otherwise permitted by SECTIONS 11.6(B)(II)(Z) and financed, if not by the proceeds of asset sales, either from cash flow derived from continuing business operations or from Advances; and (II) PROVIDED FURTHER, HOWEVER, that, IF there shall not then exist a Default or Event of Default immediately prior to or after giving effect to the foregoing, THEN Consoltex Group may make any one or more Restricted Payments to AIP in an aggregate amount not to exceed the AIP Equity Contribution less the stated amount of any outstanding LGHBV Letter of Credit.

     .. TRANSACTIONS WITH AFFILIATES. Other than transactions permitted under SECTIONS 11.5, 11.6, 11.7, 11.8 AND 11.9, enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of any Borrower, except upon terms no less favorable to such Borrower (or such Subsidiary) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate; PROVIDED, HOWEVER, that the following actions and transactions shall not be restricted hereunder:

     () any employment arrangement entered into by any Borrower or any Subsidiary in the ordinary course of business and consistent with past practice;

          () the payment of reasonable compensation (including, without limitation, compensation in the form of equity to the extent not otherwise prohibited under the Loan Documents) to directors and officers of the Borrowers and the Subsidiaries;

          ()  transactions  between  or  among  the  Borrowers  and   their
     respective Subsidiaries or between or among Subsidiaries, in each case to the extent otherwise not prohibited under this Agreement; and

          () the entering into of arrangements to pay, and the payment of, management and other similar fees among the Borrowers and the Subsidiaries.

     ..   COMPLIANCE WITH ERISA AND CANADIAN BENEFIT LAW.

          () permit the occurrence of any Termination Event which would result in a material liability on the part of any Borrower or any ERISA Affiliate to the PBGC which would be reasonably likely to have a Material Adverse Effect; or

          () fail to make any contribution or payment to any Multiemployer Plan which any Borrower or any ERISA Affiliate is required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto, except where such non-compliance would not reasonably be likely to have a Material Adverse Effect; or

          () engage, in any prohibited transaction under Section 406 of ERISA or Sections 4975 of the Code for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code may be imposed, except where such non-compliance would not reasonably be likely to have a Material Adverse Effect; or

          () permit the amendment of any Employee Benefit Plan which amendment would result in liability of any Borrower or increase the obligation of any Borrower to a Multiemployer Plan, except where such amendment would not reasonably be likely to have a Material Adverse Effect; or

          () fail, or permit any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan or Pension Plan in compliance in all material respects with the provisions of ERISA, the Code and all other applicable laws and the regulations thereof, except where such non-compliance would not be reasonably likely to result in a Material Adverse Effect; or

          () permit the occurrence of any Canadian Termination Event which would result in a material liability on the part of Consoltex or Consoltex Group which would be reasonably likely to have a Material Adverse Effect; or

     () engage in a transaction that would render a Canadian Employee Pension Plan liable to tax under Part XI of the INCOME TAX ACT or to have its registration revoked by any Governmental Authority, except where, in each case, same would not be reasonably likely to have a Material Adverse Effect; or

          () fail, or permit to fail, to establish, maintain and operate each Canadian Employee Pension Plan in compliance in all material respects with the provisions of Canadian Benefit Law, except where such non-compliance would not be reasonably likely to result in a Material Adverse Effect.

     ..   FISCAL YEAR.  Change its Fiscal Year.

     ..   CHANGE IN CONTROL.

          () Cause, suffer or permit any Change of Control; or

          () Cause, suffer or permit any Borrower or Guarantor (other than Consoltex Group) not to be wholly owned by another Borrower or Guarantor, except in accordance with SECTION 11.2 OR 11.8 and except for the minimum number of shares that must be held by third parties to comply with applicable law.

     .. RATE HEDGING OBLIGATIONS. Incur any Rate Hedging Obligations or enter into any agreements, arrangements or instruments relating to Rate Hedging Obligations, except (a) in the ordinary course of business and with the consent of both Agents, such consent not to be unreasonably withheld or delayed and notice of each such consent to be delivered by the Agents to each of the Lenders, and (b) pursuant to Hedge Agreements in an aggregate notional amount not to exceed at any time US $100,000,000 or as otherwise agreed by the Borrowers and the Agents.

     .. NEGATIVE PLEDGE CLAUSES. Enter into any agreement (other than in connection with (a) any Indebtedness expressly permitted to be incurred under SECTION 11.5(A), (C), (D), (E), (G) OR (H) (including any such Indebtedness permitted to be incurred under SECTION 11.5(N) as a refinancing thereof), or (b) any Liens expressly permitted to be incurred under SECTION 11.4(O), or (c) any Indebtedness outstanding on the date such Subsidiary first becomes a Subsidiary (or any Subsidiary of any Borrower)) with any Person other than the Agents and the Lenders pursuant to this Agreement or any other Loan Documents which prohibits or limits the ability of any Borrower or any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired; PROVIDED, however, any such prohibition or limitation contained in any document or agreement evidencing or governing
(i) Indebtedness permitted to be incurred under SECTION 11.5(C) AND (G) shall apply only to the asset purchased, constructed or improved with the proceeds of such Indebtedness, (ii) Indebtedness permitted to be incurred under SECTION 11.5(D) shall apply only to the asset financed by such Capital Lease, (iii) Liens expressly permitted to be incurred under SECTION 11.4(O) shall apply only to the goods subject to such conditional sale, title retention, consignment or other similar arrangement and (iv) Indebtedness permitted to be incurred under SECTION 11.5(A) shall not prohibit the granting of the Liens on the Collateral pursuant to the Security Instruments.

 ..   SUBORDINATED DEBT.

          () Fail at any time to maintain for any reason the Obligations as "Senior Debt" and, so long as aggregate Total Commitments under remaining Facilities exceeds CAN $25,000,000, "Designated Senior Debt" under the Subordinated Indenture and the Subordinated Notes; and

          () Amend, revise or supplement, in any manner adverse to the interests of the Lenders, the subordination provisions or payment or redemption terms of the Subordinated Debt, or in any manner material and adverse to the Lenders, the other covenants of, or events of default under, the Subordinated Indenture or the Subordinated Notes.

                                 ARTICLE

                    EVENTS OF DEFAULT AND ACCELERATION

     .. EVENTS OF DEFAULT. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (whether such occurrence shall be voluntary or involuntary and howsoever effected) that is to say:

          () if default shall be made in the due and punctual payment of the principal of any Loan, any fees on Bankers' Acceptances or any Reimbursement Obligation when and as the same shall be due and payable whether pursuant to any provision of ARTICLES II, III OR IV, at maturity, by acceleration or otherwise; or

          ()  if  default  shall be made in the due and punctual payment of
     (i) any interest on any Loan when and as the same shall be due and payable or (ii) any fees (other than fees on Bankers' Acceptances) within two (2) Business Days after the same shall be due and payable in accordance with the terms hereof or (iii) any other amounts payable under any other Loan Document to any of the Lenders or either Agent or the US Collateral Agent or Canadian Collateral Trustee within five (5) Business Days after notice from any Lender or either Agent requesting payment thereof; or

          () if default shall be made in the performance or observance of any covenant set forth in SECTIONS 10.9 OR 10.10, 10.17 or ARTICLE XI (other than SECTION 11.10); or

          () (i) if a default shall be made in the performance or observance of any covenant, agreement or provision contained in this Agreement, the Notes or any other Loan Document (other than as described in clauses (a), (b) or (c) above) and such default shall continue for thirty (30) or more days after (A) receipt of notice of such default to the Authorized Representative from either Agent or (B) any Notice Officer having actual knowledge of the occurrence of such default, or (ii) if any material provision of any Loan Document ceases to be in full force and effect (other than pursuant to the terms thereof or by reason of any action by either Agent, the US Collateral Agent, the Canadian Collateral Trustee or any Lender), or (iii) if without the written consent of the Lenders, this Agreement or any other Loan Document shall be disaffirmed or shall terminate or become void or unenforceable in any material respect for any reason whatsoever (other than in accordance with its terms or by reason of any action by any Lender, the US Collateral Agent, the Canadian Collateral Trustee or either Agent), or (iv) if any Lien on any material portion of the Collateral intended to have been perfected in favor of the US Collateral Agent or the Canadian Collateral Trustee for the benefit of the Lenders shall be terminated, lapse or fail to be or remain perfected (except as expressly permitted by this Agreement or any other Loan Document); or

     () if a default shall occur and continue beyond the applicable grace period, if any, (i) in the payment of any principal, interest or premium on (A) the Subordinated Notes or (B) any other Indebtedness (other than the Loans and other Obligations and other than Indebtedness to which recourse is limited to one or more specified assets and no other assets) of any Borrower, any Guarantor or any Subsidiary in an amount not less than US $2,000,000 in the aggregate outstanding, or (ii) in the performance, observance or fulfillment of any term or covenant contained in the Subordinated Indenture or any Subordinated Note or any agreement or instrument under or pursuant to which any such other Indebtedness may have been issued, created, assumed, guaranteed or secured by any Borrower, any Guarantor or any
     Subsidiary, and such default shall permit the holder of any Subordinated Debt or any such Indebtedness (or any agent or trustee acting on behalf of one or more holders) to accelerate the maturity thereof; or

          () if any representation, warranty or other statement of fact contained in any Loan Document or in any writing, certificate, report or written statement at any time furnished to either Agent or any Lender by or on behalf of any Borrower or any Guarantor pursuant to or in connection with any Loan Document shall have been incorrect in any material respect when given; or

          () if any Borrower or Guarantor or any Subsidiary shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property or otherwise wind-up or dissolve (except in connection with, or constituting a part of, a merger or consolidation transaction not prohibited under SECTION 11.8); file a petition or answer seeking liquidation, reorganization or arrangement or similar relief under the bankruptcy laws or any other applicable law or statute of Canada or any province thereof or of the United States of America or any state thereof; or

          () if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of any Borrower or any Guarantor, or any Subsidiary or of the whole or any substantial part of its properties (except as not prohibited under SECTION 11.8) and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against any Borrower, any Guarantor or any Subsidiary seeking liquidation, dissolution, reorganization or arrangement or similar relief under the bankruptcy laws or any other applicable law or statute of Canada or any province thereof or of the United States of America or any state thereof, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of any Borrower, any Guarantor or any Subsidiary or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against any Borrower, any Guarantor or any Subsidiary any proceeding or petition seeking reorganization, dissolution, liquidation, arrangement or similar relief under the bankruptcy laws or any other applicable law or statute of Canada or any province thereof or of the United States of America or any state thereof which proceeding or petition remains undismissed and unstayed for a period of sixty (60) days; or if any Borrower, any Guarantor or any Subsidiary takes any action to indicate its consent to or approval of any such proceeding or petition; or

     () if (i) any judgment for the payment of money where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of US $2,000,000 in the aggregate is rendered against any Borrower or any Guarantor or any Subsidiary, or (ii) there is any attachment, injunction or execution against any of the properties of any Borrower or any Guarantor or any Subsidiary as satisfaction for any judgment for an amount in excess of US $2,000,000 in the aggregate; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of sixty (60) days;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall be continuing,

               (A) either or both of  the  following  actions may be taken:
          (i) the Agents, with the consent of the Required Lenders, may, and at the direction of the Required Lenders shall, declare by written notice to the Borrowers that each Revolving Credit Facility and Canadian Swing Line Facility and Letter of Credit Facility has been permanently and irrevocably terminated, and
          (ii) the Agents, with the consent of the Required Lenders may, and at the direction of the Required Lenders shall, declare by notice to the Borrowers any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrowers to the Agents and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding, and upon such acceleration, the Agents and each of the Lenders shall have all of the rights and remedies available under the Loan Documents or under applicable law; PROVIDED, HOWEVER, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders to make Revolving Credit Loans and Canadian Swing Line Loans and of the Issuing Banks to issue Letters of Credit hereunder shall automatically be permanently and irrevocably terminated and any and all of the Obligations shall be immediately due and payable (and the Agents and Lenders shall have all such rights and remedies) without the necessity of any action by either Agent or the Required Lenders or notice to either Agent or the Lenders, and

               (B) The Borrowers shall, upon demand of either both Agents or the Required Lenders through the Agents, at their option, deposit cash with the Agents in an amount equal to the amount of any Outstandings under a Letter of Credit Facility or the aggregate face amount of all outstanding Bankers' Acceptances as collateral security for the repayment of any future drawings or payments under such Letters of Credit or Bankers' Acceptances, and such amounts shall be held by the Agents pursuant to the terms of the Cash Collateral Agreements.

 ..   AGENTS TO ACT.  In case any one or more Events of  Default shall occur and be continuing, both Agents together may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

     .. CUMULATIVE RIGHTS. No right or remedy herein conferred upon the Lenders or the Agents is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

     .. NO WAIVER. No course of dealing between any Borrower and any Lender or either Agent or any failure or delay on the part of any Lender or either Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

     .. ALLOCATION OF PROCEEDS. If an Acceleration Event shall have occurred, all payments (including any proceeds of Collateral) received by either Agent, any Lender, the Canadian Collateral Trustee or the US
Collateral Agent, pursuant to a Security Instrument or otherwise, in respect of any principal of or interest on the Obligations or any other amounts payable by any Borrower hereunder, shall be applied by the Agents in the following order, with no payments to be applied to the amounts set forth in any subparagraph below unless all amounts set forth in all prior subparagraphs have been paid in full, including amounts required to be paid pursuant to SECTION 7.7(A) with respect to any prior application of payments:

          () amounts due to the Lenders pursuant to SECTIONS 3.5, 4.3, 4.4, 5.1(F) AND 14.5;

          () amounts due to the Agents pursuant to SECTION 13.11;

          () payments

               () of interest on Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Issuing Bank and the Lenders pursuant to their Applicable Outstanding Percentage, and

               () of principal of Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders pursuant to their Applicable Outstanding Percentage;

     PROVIDED that (i) proceeds of the Collateral belonging to Consoltex Group, Consoltex and any other Borrowers or Guarantors organized under the laws of Canada or any province or other political subdivision thereof shall be applied first to the payment of the interest owed under the Canadian Facilities, second to the payment of the principal owed under the Canadian Facilities, third to payment of the principal owed under the US Facilities and fourth to the payment of interest owed under the US Facilities and (ii) the proceeds of the Collateral belonging to Consoltex USA, Consoltex International Inc., Balson-Hercules, LINQ or any other Borrower or Guarantor organized under the laws of the United States or any state or other political subdivision thereof shall be applied first to the payment of the interest owed under the US Facilities, second to the payment of the principal owed under the US Facilities, third to the payment of the principal owed under the Canadian Facilities and fourth to payment of the interest owed under the Canadian Facilities; PROVIDED FURTHER, that proceeds of Collateral to be applied to principal owed under any of the Facilities shall be applied first to the payment of Base Rate Loans and secondly, and ratably, to Bankers' Acceptances and Eurodollar Rate Loans;

          () payments of cash amounts to the Agents in respect of outstanding Letters of Credit pursuant to SECTION 12.1(B) which amounts shall be held by the Agents pursuant to the terms of the Cash Collateral Agreement;

          () amounts due to the Lenders pursuant to SECTIONS 4.2(G), 10.15,
     14.9 and ARTICLE VII;

          () payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders pursuant to their Applicable Outstanding Percentage;

          () amounts due to any of the Lenders in respect of Obligations consisting of liabilities under any Hedge Agreement with any of the Lenders on a pro rata basis according to the amounts owed; and

          () any surplus remaining after application as provided for herein, to the Borrowers or otherwise as may be required by applicable law.

                                 ARTICLE

                                THE AGENTS

     .. APPOINTMENT. Each Canadian Facility Lender hereby irrevocably designates and appoints NBC as the Canadian Agent for the Canadian Facility Lenders under this Agreement, and each of the Canadian Facility Lenders hereby irrevocably authorizes NBC as the Canadian Agent for such Canadian Facility Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are expressly delegated to the Canadian Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Each US Facility Lender hereby irrevocably designates and appoints Bank of America as the US Agent for the US Facility Lenders under this Agreement, and each of the US Facility Lenders hereby irrevocably authorizes Bank of America as the US Agent for such US Facility Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are expressly delegated to the US Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Each Term B Loan Facility Lender hereby irrevocably designates and appoints Bank of America as the US Agent for the Term B Loan Facility Lenders under this Agreement, and each of the Term B Facility Lenders hereby irrevocably authorizes Bank of America the US Agent for such Term B Loan Facility Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are expressly delegated to the US Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agents shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any of the Lenders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against either Agent.

     .. ATTORNEYS-IN-FACT. The Agents may execute any of their duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

 ..   LIMITATION ON  LIABILITY.   Neither  Agent  nor any of their officers,
directors, employees, agents or attorneys-in-fact shall be liable to any of the Lenders for any action lawfully taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Neither Agent nor any of their affiliates shall be responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Borrower, any Guarantor or any officer or representative thereof contained in any Loan Document, or in any certificate, report, statement or other document referred to or provided for in or received by either Agent under or in connection with any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Loan Document, or for any failure of any Borrower or any Guarantor to perform its obligations under any Loan Document, or for the value, validity,
effectiveness,   genuineness,   enforceability   or   sufficiency  of   any
Collateral. The Agents shall not be under any obligation to any of the Lenders to ascertain or to inquire as to the observance or performance of any of the terms, covenants or conditions of any Loan Document on the part of any Borrower or any Guarantor or to inspect the properties, books or records of any Borrower or their Subsidiaries or any other Guarantor;
PROVIDED, HOWEVER, the Agents shall deliver to each Lender and the Borrowers the written report of the results of any field audit inspection conducted as set forth in SECTION 10.7(B).

     .. RELIANCE. Each of the Agents shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent certificate, affidavit, letter, cablegram, telegram, telefacsimile or telex message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any Borrower), independent accountants and other experts selected by either Agent. The Agents may deem and treat the payee of any Note as the owner thereof or, with respect to the Canadian Facilities, treat the financial institution set forth as the maker of any Loan in the Canadian Agent's records as the Lender thereof for all purposes unless an Assignment and Acceptance shall have been filed with and accepted by the Agents. The Agents shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive advice or concurrence of the Lenders or the Required Lenders as provided in this Agreement or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all present and future holders of the Notes and the Loans.

     .. NOTICE OF DEFAULT. The Agents shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless either Agent has received notice from a Lender, an Authorized Representative or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default", or unless the Agent itself has provided such notice. In the event that either Agent receives such a notice, such Agent shall promptly give notice thereof to the other Agent and to the Lenders. The Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED that, unless and until either Agent shall have received such directions, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it or they shall deem advisable in the best interests of the Lenders so long as such action or inaction is not restricted by the relevant provisions of the Loan Documents.

 ..   NO  REPRESENTATIONS.   Each Lender expressly acknowledges that neither
Agent nor any of their affiliates has made any representations or warranties to it and that no act by either Agent hereafter taken, including any review of the affairs of any Borrower, their Subsidiaries or any other Guarantor, shall be deemed to constitute any representation or warranty by
the  Agents  to  any  Lender.   Each  Lender  represents   that   it   has,
independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of each Borrower and each Guarantor and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Loan Documents and to make such investigation as it deems necessary to inform itself as to the status and affairs, financial or otherwise, of each Borrower, its Subsidiaries and any other Guarantor. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agents hereunder, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of any Borrower, any Subsidiaries and any other Guarantor which may come into the possession of either Agent or any of the Agents' affiliates.

     .. INDEMNIFICATION. Each of the Lenders agrees to indemnify the Agents in their capacity as such (to the extent not reimbursed by any Borrower or any Guarantor and without limiting any obligations of any Borrower or any Guarantor to do so), ratably according to the respective aggregate outstanding principal amount of the Notes or Loans held by them (or, if no Notes or Loans are outstanding, ratably in accordance with their respective Applicable Commitment Percentages of the sum of the Total Commitments as then in effect) from and against any and all liabilities, obligations, losses (excluding any losses suffered by either Agent as a result of Borrowers' failure to pay any fee owing to either Agent), damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time (including without limitation at any time following the payment of the Notes or Loans) be imposed on, incurred by or asserted against either Agent in any way relating to or arising out of any Loan Document or any other document contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted by either Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from either Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Obligations and the termination of this Agreement.

     .. LENDER. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Borrower and any Guarantor as though it were not an Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, each Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall, unless the context otherwise indicates, include each Agent in its individual capacity.

 ..   RESIGNATION.   If  the US Agent or the Canadian Agent, as the case may
be, shall resign as Agent under this Agreement, then the Required Lenders with respect to the US Facilities and the Term B Loan Facility or with respect to the Canadian Facilities, as the case may be, may appoint, with the consent, so long as there shall not have occurred and be continuing an Event of Default, of the Borrowers, which consent shall not be unreasonably withheld, a successor Agent for the relevant Lenders, which successor Canadian Agent shall be elected among Lenders under the Canadian Facilities and shall be a Schedule I bank under the BANK ACT (Canada) and which US Agent shall be a commercial bank organized under the laws of the United States or any state thereof, having a combined surplus and capital of not less than US $500,000,000, whereupon such successor Agent shall succeed to the rights, powers and duties of the former Agent and the obligations of the former Agent shall be terminated and canceled, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement; PROVIDED, HOWEVER, that the former Agent's resignation shall not become effective until such successor Agent has been appointed and has succeeded of record to all right, title and interest in any Collateral held by the Agents; PROVIDED, FURTHER, that if Required Lenders with respect to the US Facilities and the Term B Loan Facility or with respect to the Canadian Facilities, as the case may be, and, if applicable, the Borrowers cannot agree as to a successor Agent within ninety (90) days after such resignation, the remaining Agent shall appoint a successor Agent which satisfies the criteria set forth above in this SECTION 13.9 for a successor Agent and the parties hereto agree to execute whatever documents are necessary to effect such action under this Agreement or any other document executed pursuant to this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE XIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     .. SHARING OF PAYMENTS, ETC. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, set-off, counterclaim or otherwise, obtain payment with respect to Obligations owed to it (other than pursuant to ARTICLE VII) which results in its receiving more than its pro rata share of the aggregate payments with respect to all of the Obligations (other than any payment pursuant to ARTICLE VII), then (a) such Lender shall be deemed to have simultaneously purchased from the other Lenders a share in their Obligations so that the amount of the Obligations held by each of the Lenders shall be pro rata and (b) such other adjustments shall be made from time to time as shall be equitable to insure that the Lenders share such payments ratably; PROVIDED, HOWEVER, that for purposes of this SECTION 13.10 the term "pro rata" shall be determined with respect to all the Commitments of each Lender and to the Total Commitments after subtraction in each case of amounts, if any, by which any such Lender has not funded its share of the outstanding Loans and Obligations. If all or any portion of any such excess payment is thereafter recovered from the Lender which received the same, the purchase provided in this SECTION 13.10 shall be rescinded to the extent of such recovery, without interest. The Borrowers expressly consent to the foregoing arrangements and agree that each Lender so purchasing a portion of the other Lenders' Obligations may exercise all rights of payment (including, without limitation, all rights of set-off, banker's lien or counterclaim) with respect to such portion as fully as if such Lender were the direct holder of such portion.

     ..   FEES.   The  Borrowers  agrees  to pay to the Agents,  for  their
individual account, an annual Agents' fee as from time to time agreed to by the Borrowers and the Agents in writing.

                                 ARTICLE

                               MISCELLANEOUS

 ..   ASSIGNMENTS AND PARTICIPATIONS.  ()  At  any  time  after  the Closing
Date each Lender may, with the prior written consent of each Relevant Agent and (so long as no Default with respect to SECTIONS 12.1(B), (G) OR (H) or no Event of Default has occurred and is continuing) Consoltex Group, which consents shall not be unreasonably withheld (it being understood and agreed that an increase (if not de minimis) in the costs to, or amounts required to be paid by, any Borrower under ARTICLE VII or otherwise under the Loan Documents as a result of any proposed assignment shall be a reasonable basis on which Consoltex Group may withhold its consent), and, if demanded by any Borrower (following such Lender's demand for payment or the suspension of making or maintaining Eurodollar Rate Loans under any of the provisions of ARTICLE VII or upon any such Lender becoming a Non-Funding Lender), upon at least three Business Days' notice to each Agent, will assign to one or more banks or financial institutions all or a portion of its rights and obligations under the Loan Documents (including, without limitation, all or a portion of any Note payable to its order); PROVIDED, that (i) each such assignment shall be of a constant and not a varying percentage of all of the assigning Lender's rights and obligations under any specified Facility (but may vary as between the separate Facilities to which such Lender is a party), (ii) the assigning Lender shall execute an Assignment and Acceptance and deliver it to the Relevant Agent and, for each assignment involving the issuance and transfer of a Note, the relevant Borrowers hereby agree to execute a replacement Note or replacement Notes to give effect to the assignment within five (5) Business Days of the Effective Date of such assignment, (iii) the minimum Commitment which shall be assigned is US $10,000,000, PROVIDED THAT Bank of America and NBC may make up to two (2) assignments of Commitments of less than $10,000,000 and greater than or equal to $5,000,000 so long as such assignments are otherwise effected in compliance with this SECTION 14.1, (iv) such assignee shall have a Lending Office located in Canada if such Person is to be a Lender under the Canadian Facilities, or in the United States if such Person is to be a Lender under the US Facilities, (v) no consent of any Agent or Consoltex Group shall be required in connection with any assignment by a Lender to another Lender or to an affiliate of any Lender (except for an assignment of the rights and obligations of an Issuing
Bank),  (vi)  each  such  assignment  made  as a result of a demand by  any
Borrower pursuant to this SECTION 14.1(A) shall be arranged by the Borrowers with the approval of the Agents, which approval shall not be unreasonably withheld or delayed, and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that, in the aggregate, cover all of the rights and obligations of the assigning Lender under this Agreement, (vii) no Lender shall be obligated to make any such assignment as a result of a demand by any Borrower pursuant to this
SECTION 14.1(A) unless and until such Lender shall have received one or more payments in an aggregate amount at least equal to the aggregate outstanding principal amount of the Loans, Reimbursement Obligations, Participations in Loans and all other Obligations and amounts hereunder owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount, from such Borrower or one or more assignees otherwise permitted hereunder, and (viii) an assignment of the Canadian Swing Line Facility shall occur only if (A) the entire Canadian Swing Line Facility is assigned, (B) the institution which is the assigning Canadian Swing Line Facility Lender also concurrently assigns to any other Person all of its rights and obligations under the Canadian Revolving Credit Facility, and (C) the institution which is the new Canadian Swing Line Facility Lender is also a Canadian Revolving Credit Facility Lender. For each assignment by a Canadian Facility Lender, the relevant Borrowers hereby agree to execute upon request of the Canadian Agent (a) Bankers' Acceptances documentation requested by the assignee and (b) any document as
may  be  required under the Security  Instruments.   Upon  such  execution,
delivery, approval and acceptance, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder or under any such Note have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and, if applicable, a holder of such Note and (y) the assignor thereunder shall, to the extent that rights and obligations hereunder and, if applicable, under its Note or Notes have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement. Any Lender who makes an assignment shall pay to the applicable Agent a one-time administrative fee of US $2,500 which fee shall not be reimbursable by the Borrowers. Each Issuing Bank may assign its rights and obligations in such capacity to another Lender only with respect to the total amount of the Canadian Letter of Credit Facility or US Letter of Credit Facility (as the case may be), subject to the written consent of each Relevant Agent and, subject to the same conditions in the first sentence of this subsection (a) for such consent, Consoltex Group, and also subject to execution and delivery of documentation by such assignor and assignee Issuing Bank as may be satisfactory to the Relevant Agents and the Borrowers.

     () By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) the assignment made under such Assignment and Acceptance is made under such Assignment and Acceptance without recourse; (ii) such assigning Lender makes no representation or warranty except that it is the legal and beneficial owner of the interest being assigned by it and that such interest is free and clear of any adverse claim; (iii) such assigning Lender assumes no responsibility with respect to the financial condition of any Borrower or any of the Subsidiaries or any other Guarantor or the performance or observance by any Borrower or any Guarantor of any of its obligations under any Loan Document or any other instrument or document furnished pursuant hereto; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to SECTION 9.5(A) or SECTION 10.1(A) OR (B), as the case may be, and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will, independently and without reliance upon the Agents, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (vi) such assignee appoints and authorizes the Relevant Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

     ()   The Relevant Agent shall maintain  at  its address referred to in
SECTION 14.2 a copy of each Assignment and Acceptance delivered to and accepted by it.

() Upon its receipt of an Assignment and Acceptance executed by an assigning Lender (including assignments to an affiliate of such Lender or to other Lenders), the Relevant Agent shall give prompt notice thereof to the Borrowers.

     () Nothing herein shall prohibit any Lender from pledging or assigning, without notice to or consent of the Borrowers and without the payment of the administrative fee referred to in SECTION 14.1(A), any Note to any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

     () Each Lender may sell participations at its expense to one or more banks or other financial institutions as to all or a portion of its rights and obligations under this Agreement; PROVIDED, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any Note issued to it for the purpose of this Agreement, (iv) such participations shall be in a minimum amount of US $5,000,000 and shall include an allocable portion of each of such Lender's Commitments and Participations, (v) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and with regard to any and all payments to be made under this Agreement and (vi) neither any Borrower nor any Guarantor shall be required to pay any additional amounts (including, without limitation, under ARTICLE VII), or shall have any additional obligations under or in respect of this Agreement, any Note or any other Loan Document as a result of any such participation; PROVIDED, that the participation agreement between a Lender and its participants may provide that such Lender will obtain the approval of such participant (which approval shall not be unreasonably withheld or delayed) prior to such Lender's agreeing to any amendment or waiver of any provisions of any Loan Document which would (A) extend the stated maturity of any Note or Loan subject to such participation, (B) reduce the stated rates of interest under the Facility or Facilities subject to such participation or (C) increase the Commitment of the Lender granting the participation under the Facility or Facilities subject to such participation, and (vi) the sale of any such participation which would require any Borrower to file a registration statement with the United States Securities and Exchange Commission or under the securities regulations or laws of any state shall not be permitted.

     () No Borrower or Guarantor may assign any rights, powers, duties or obligations under this Agreement or the other Loan Documents without the prior written consent of all the Lenders, except in accordance with SECTION
11.2 OR 11.8.

     .. NOTICES. Any notice shall be conclusively deemed to have been received by any party hereto or to any other Loan Document and be effective
(i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of receipt at such address or telefacsimile number as may from time to time be specified by such party in written notice to the other parties hereto or otherwise received), in the case of notice by telegram or telefacsimile, respectively (where the receipt of such message is verified by return), or
(iii) on the fifth Business Day after the day on which mailed, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:
     () if to the Borrowers:

               to such Borrower, in care of:

               Consoltex (USA) INC.
               1040 Avenue of the Americas
               New York, New York 10018
               Attn:  Paul J. Bamatter, Chief Financial Officer
               Telephone: (212) 596-0480
               Telefacsimile: (212) 596-0483

               with a copy to:

               Consoltex Group Inc.
               8555 Autoroute Transcanadieune
               Ville Saint-Laurent, Qu<e'>bec
               H4S 1Z6
               Attn:  Paul J. Bamatter, Chief Financial Officer
               Telephone: (514) 355-7021
               Telefacsimile: (514) 355-7020

          () if to the Canadian Agent:

               National Bank of Canada
               Sun Life Building
               1155 Metcalfe, 5th Floor
               Montr<e'>al, Qu<e'>bec
               H3B 4S9
               Attn: Ms. Michelle Fradette
               Telephone: (514) 394-8407
               Telefacsimile: (514) 394-4240

               with a copy to:

               National Bank of Canada
               Sun Life Building
               1155 Metcalfe, 5th Floor
               Montr<e'>al, Qu<e'>bec
               H3B 4S9
               Attn: Mr. Laurent Genest
               Telephone: (514) 394-8980
               Telefacsimile: (514) 394-6073

()   if to the US Agent or the US Collateral Agent:

               Bank of America, N.A.
               Independence Center, 15th Floor
               NC1-001-15-04
               Charlotte, North Carolina  28255
               Attention: Agency Services
               Telephone: (704) 386-7637
               Telefacsimile: (704) 386-9923

               with a copy to:

               Bank of America, N.A.
               Bank of America Corporate Center, 8th Floor
               NC1-007-11
               Charlotte, North Carolina 28255-0065
               Attention: David Dinkins
               Telephone: (704) 386-2951
               Telefacsimile: (704) 386-1270

          ()   if to the Lenders:

               At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance.

          () if to Rafytek, in care of the Borrowers in accordance with clause (a) above.

          () if to Rafytica, in care of the Borrowers in accordance with clause (a) above.

          () if to Consoltex International, in care of the Borrowers in accordance with clause (a) above.

          ()   if to the Canadian Collateral Trustee:

               Desjardins Trust Inc.
               1 Complexe Desjardins
               Bureau 1422
               Casier postal 34
               Montr<e'>al, Qu<e'>bec
               H5B 1E4
               Attention: Denis Chevrette, Managing
                         Director, Corporate Trust Services
               Telephone: (514) 286-5859
               Telefacsimile: (514) 844-3545

 ..   SETOFF.  Upon (i) the occurrence  and  during  the  continuance of any
Event of Default and (ii) the making of the request or the granting of the consent specified by SECTION 12.1(A) to authorize the Agents to declare the Loans and the Notes due and payable pursuant to the provisions thereof, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held (other than for safekeeping) and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower due and payable at such time under this Agreement and the Loans and the Note or
Notes held  by  such  Lender.   Each  Lender  agrees promptly to notify the
applicable Borrower after any such setoff and application is made by such Lender; PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application. Nothing in this SECTION 14.3 shall be construed to grant a right of setoff against any Person other than any Borrower.

     .. SURVIVAL. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any Commitment hereunder, PROVIDED that any indemnification granted hereunder or under any other Loan Document shall also survive, and continue in full force and effect after, the termination of any Obligations and Commitments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrowers which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

     .. EXPENSES. The Borrowers agree (a) to pay or reimburse each Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expenses and travel expenses), and the consummation of the transactions contemplated thereby, including the reasonable and documented (in reasonable detail) fees and disbursements and service charges of external counsel to each such Agent, (b) to pay or reimburse each Agent and each of the Lenders for all their out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents, including the reasonable and documented (in reasonable detail) fees, disbursements and service charges of their external counsel, and (c) to pay, indemnify and hold each Agent and each of the Lenders harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document.

 ..   AMENDMENTS.  No amendment, modification or waiver of any provision  of any Loan Document, no release of Collateral (other than the release of CAN $2,000,000 or less of fair value of Collateral, per Fiscal Year, which shall require the prior written consent only of both Agents) and no consent by the Lenders to any departure therefrom by any Borrower or any Guarantor shall be effective unless such amendment, modification, waiver (including without limitation the waiver of any Event of Default or of any condition to the making of an Advance or the issuance of a Letter of Credit or acceptance of any Bankers' Acceptance on any date other than the Closing
Date) or release of such amount of Collateral shall be in writing and signed by the Agents, shall have been approved by the Required Lenders through their written consent, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing; PROVIDED, HOWEVER, that, no such amendment, modification or waiver

               () which changes, extends or waives any provision of SECTION 3.7, 5.7, 13.9 or this SECTION 14.6, which reduces the principal amount of, the stated rate of interest payable on or fees payable hereunder in connection with, any Loans or Reimbursement Obligations (other than any Loan that is solely for the account of either Agent), which extends the due date of any scheduled principal installment of or interest or fee payment on any Loans or Reimbursement Obligations (other than any Loan that is solely for the account of either Agent), which changes the definition of Required Lenders, which permits an assignment by any Borrower or any Guarantor of its Obligations under any Loan Document (other than in accordance with SECTIONS 11.2 OR 11.8), which reduces the required consent of Lenders provided hereunder, which increases or extends (other than pursuant to the express terms hereof) any Commitment or the Total Commitment, or which creates, increases or extends (other than pursuant to the express terms hereof) any other commitment or obligation of any Lender to make any loan, extend any credit or issue any letter of credit or banker's acceptance, shall be effective unless in writing and signed by each of the Lenders; or

               (ii) which releases (A) a material portion of the Collateral in which the Liens granted pursuant to the Security Instruments (other than a release pursuant to the terms thereof) were intended to be perfected or (B) the obligation of any Guarantor under any Facility Guaranty (other than a release pursuant to the terms thereof) unless in writing and signed by each of the Lenders; PROVIDED, however, the release of CAN $2,000,000 or less of fair value of Collateral per Fiscal Year shall require the consent only of both Agents; or

               (iii) which affects the rights, privileges or obligations of either Issuing Bank shall be effective unless signed in writing by such Issuing Bank; or

               (iv) which affects the rights, privileges, immunities or indemnities of either Agent shall be effective unless in writing and signed by such Agent.

Notwithstanding any provision of the other Loan Documents to the contrary, as between the Agents and the Lenders, execution by either Agent shall not be deemed conclusive evidence that such Agent has obtained the written consent of the Required Lenders. No delay or omission on any Lender's or either Agent's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

 ..   COUNTERPARTS.   This  Agreement  may  be  executed  in  any  number of
counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

     .. TERMINATION. The termination of this Agreement shall not affect any rights of any Borrower, any Lender or either Agent or any obligation of any Borrower, any Lender or either Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all Commitments have been terminated and the Obligations arising prior to such termination have been paid in full. The rights granted to the Agents, the US Collateral Agent and the Canadian Collateral Trustee for the benefit of the Lenders under the Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been Fully Satisfied or the Borrowers have furnished the Lenders and the Agents with an indemnification satisfactory to each Agent and each Lender with respect thereto. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, such Obligations under this Agreement shall be reinstated and the Borrowers shall be liable to, and shall indemnify and hold such Lender harmless for, the amount of such payment surrendered until such Lender shall have been paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

 ..   INDEMNIFICATION; LIMITATION OF  LIABILITY.   In  consideration  of the
execution and delivery of this Agreement by each Agent and each Lender and the making of Loans and the issuance of Letters of Credit, each Borrower hereby jointly and severally indemnifies, exonerates and holds each Agent, each Issuing Bank, the Canadian Collateral Trustee, the US Collateral Agent, and each Lender and each of their respective officers, directors, employees, agents and advisors (collectively, the "Indemnified Parties"; and, with respect to any one Agent, Issuing Bank, Canadian Collateral Trustee, US Collateral Agent or Lender, and its respective officers, directors, employees, agents and advisors being, in relation to each other, a "Related Indemnified Party") free and harmless from and against any and all claims, actions, causes of action, suits, losses, costs, liabilities
and  damages,  and  expenses,  including  reasonable   and  documented  (in
reasonable detail) attorneys' fees, disbursements and service charges (collectively, the "Indemnified Liabilities") that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the execution, delivery, enforcement or performance of this Agreement and the other Loan Documents (including, without limitation, the issuance or transfer of, or payment or failure to pay under any Letter of Credit), or any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or Letter of Credit, whether or not such action is brought against either Agent or any Lender, the shareholders or creditors of either Agent or any Lender or an Indemnified Party or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated herein are consummated, except (a) to the extent such claim, damage, loss, liability or expense has resulted from the gross negligence or willful misconduct of such Indemnified Party or any of its Related Indemnified Parties, or such Indemnified Party's violation of applicable law or failure to make an Advance or issue a Letter of Credit or accept a Bankers' Acceptance in violation of this Agreement, (b) results from claims of an Agent or a Lender solely against one or more other Agents or Lenders, (c) in the case of any Letter of Credit, is caused by the failure of either Issuing Bank to pay under any Letter of Credit after presentation to it of a request for payment strictly complying with the terms thereof, unless such payment is prohibited by applicable law or judicial order or decree or (d) results from an action initiated by any Borrower or Guarantor against either Agent, the US Collateral Agent, the Canadian Collateral Trustee, or any Lender in which such Borrower or Guarantor prevails, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, each Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities for which otherwise such Borrower is liable under this SECTION 14.9 which is permissible under applicable law. The Borrowers agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its Subsidiaries, any Guarantor, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct or from such Indemnified Party's failure to make an Advance or issue a Letter of Credit or accept a Bankers' Acceptance in violation of this Agreement or failure to pay under any Letter of Credit after presentation to it of a request for payment strictly complying with the terms thereof; PROVIDED, HOWEVER, in no event shall any Indemnified Party be liable for consequential, indirect or special, as opposed to direct, damages. So long as no Acceleration Event has occurred, no Indemnified Party shall settle or otherwise pay or agree
to  pay  any  claim  for  which  any  Borrower   is  obligated  to  provide
indemnification under the Loan Documents without the prior written consent of such Borrower, which consent shall not be unreasonably withheld and shall be deemed to have been given unless such Borrower objects to such settlement within ten (10) Business Days after notice thereof.

     .. CONFIDENTIALITY. Neither any Agent nor any Lender shall disclose any Confidential Information to any Person without the prior consent of Consoltex Group, other than (a) to such Agent's or such Lender's Affiliates and their officers, directors, employees, agents, counsels, accountants, and advisors and then only on a confidential and a "need to know" basis,
(b) so long as such Person agrees to preserve the confidentiality of such Confidential Information on the terms set forth in this SECTION 14.10, to actual and prospective assignees and participants, (c) as required by any law, rule or regulation or by judicial process, (d) to other Agents and other Lenders, (e) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking; PROVIDED, HOWEVER, that, with respect to clause (c) above, the Relevant Agent and each applicable Lender agrees to notify the Borrower promptly of any such request for the disclosure of Confidential Information unless such notification is prohibited by applicable law, rule or regulation or by judicial process.

     .. SEVERABILITY. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

 ..   ENTIRE  AGREEMENT.   This  Agreement,  together  with  the other  Loan
Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

     .. AGREEMENT CONTROLS. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any express term of this Agreement, the terms and provisions of this Agreement shall control to the extent of such conflict.

     .. USURY SAVINGS CLAUSE. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrowers shall pay to the Agents an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrowers to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be canceled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrowers. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

     ..   GOVERNING LAW; WAIVER OF JURY TRIAL; CHOICE OF LANGUAGE.

          () THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     ()        EACH OF  THE  PARTIES  HERETO  HEREBY  EXPRESSLY  AND IRREVOCABLY
     AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF
     OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN
     MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE  COUNTY
     OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA OR IN ANY COMPETENT COURT SITTING IN THE DISTRICT OF MONTR<E'>AL, PROVINCE OF
     QU<E'>BEC,  CANADA  AND,  BY  THE  EXECUTION   AND  DELIVERY  OF  THIS
     AGREEMENT, EACH OF THE PARTIES HERETO EXPRESSLY  WAIVES  ANY OBJECTION
     THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT
     IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          () EACH OF THE PARTIES HERETO AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 14.2, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK OR IN THE PROVINCE OF QU<E'>BEC.

          () NOTHING CONTAINED IN SUBSECTIONS (A), (B) OR (C) HEREOF SHALL PRECLUDE ANY OF THE PARTIES HERETO FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE ANY SUCH PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

          () IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO ANY LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, EACH BORROWER, EACH AGENT, EACH ISSUING BANK AND EACH LENDER HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.

     ()        THE PARTIES HERETO HAVE  EXPRESSLY  REQUIRED  THAT THIS AGREEMENT
     AND ANY OTHER LOAN DOCUMENTS AND ALL DEEDS, DOCUMENTS AND NOTICES RELATING THERETO BE DRAFTED IN THE ENGLISH LANGUAGE; LES PARTIES AUX
     PR<E'>SENTES   ONT  EXPRESS<E'>MENT  EXIG<E'>   QUE   LA   PR<E'>SENTE
     CONVENTION  ET  LES   AUTRES   CONTRATS   ET   DOCUMENTS  DEFINIS  AUX
     PR<E'>SENTES COMME <E'>TANT DES "LOAN DOCUMENTS"  ET  TOUS  LES AUTRES
     CONTRATS,   DOCUMENTS   OU   AVIS   QUI  Y  SONT  AFF<E'>RENTS  SOIENT
     R<E'>DIG<E'>S EN LANGUE ANGLAISE.

     .. CONSENT OF GUARANTORS. Each of the Guarantors has joined in the execution of this Agreement solely for the purposes of consenting hereto and for the further purpose of confirming its guaranty of the Obligations of the Borrowers pursuant to the Guaranty Agreement to which such Guarantor is party, and each such Guarantor, together with each Borrower in its capacity as a Guarantor under the Initial Guaranty, does hereby so consent hereto and confirm such guaranty.

                      [Signatures on following pages]


                          SIGNATURE PAGE 1 of 12

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                              BORROWERS:

                              CONSOLTEX GROUP INC.,
                              as Borrower and as Guarantor


                              By:

                              Name:

                              Title:


                              By:

                              Name:

                              Title:



                              CONSOLTEX INC.,
                              as Borrower and as Guarantor


                              By:

                              Name:

                              Title:


                              By:

                              Name:

                              Title:



                              CONSOLTEX (USA) INC.,
                              as Borrower and as Guarantor


                              By:

                              Name:

                              Title:


                              By:

                              Name:

                              Title:



THE BALSON-HERCULES GROUP LTD.,
                              as Borrower and as Guarantor


                              By:

                              Name:

                              Title:


                              By:

                              Name:

                              Title:



                              LINQ INDUSTRIAL FABRICS, INC.,
                              as Borrower and as Guarantor


                              By:

                              Name:

                              Title:


                              By:

                              Name:

                              Title:



                              CONSOLTEX MEXICO, S.A. DE C.V.,
                              as Borrower and as Guarantor


                              By:

                              Name:

                              Title:


                              By:

                              Name:

                              Title:

GUARANTORS:

                              CONSOLTEX INTERNATIONAL INC., as
                              Guarantor

                              By:

                              Name:

                              Title:



                              RAFYTEK, S.A. de C.V., as Guarantor

                              By:

                              Name:

                              Title:



                              RAFYTICA, S.A., as Guarantor

                              By:

                              Name:

                              Title:



                              VERA PAK, S.A. de C.V., as Guarantor

                              By:

                              Name:

                              Title:



                              MARINO    TECHNOLOGIES    INCORPORATED,    as
                         Guarantor

                              By:

                              Name:

                              Title:



                              WALPOLE, INC.,  as Guarantor

                              By:

                              Name:

                              Title:

                              ROYALTON   MEXICANA,   S.A.   DE   C.V.,   as
                              Guarantor

                              By:

                              Name:

                              Title:



                              VEST   COMPANY  VESTCO,  S.A.  DE  C.V., as
                              Guarantor

                              By:

                              Name:

                              Title:



                              MARINO TECHNOLOGIES DE MEXICO, S.A. DE C.V., as Guarantor


                              By:

                              Name:

                              Title:

AGENTS:


                              NATIONAL BANK OF CANADA,
                              as Canadian Agent


                              By:

                              Name:

                              Title:



                              BANK OF AMERICA, N.A.,
                              as US Agent


                              By:

                              Name:

                              Title:

                              LENDERS:

                              NATIONAL BANK OF CANADA


                              By:
                                                  Name:
                              Title:

                              By:
                                                  Name:
                              Title:

                              Lending Office:
                                   Sun Life Building
                                   1155 Metcalfe, 5th Floor
                                   Montr<e'>al, Qu<e'>bec
                                   H3B 4S9
                                   Attn: Mr. Laurent Genest
                                   Telephone: (514) 394-8980
                                   Telefacsimile: (514) 394-6073

                              Wire Transfer Instructions:
                                  US $: Bank One International Corporation
                                     New York Branch
                                   Syndication Loans Department
                                   153 West 51st Street, Suite 4800
                                   New York, New York
                                   ABA No.: 026009797
                                   CHIPS No.: 0979
                                   Re:  Consoltex
                                   Attn:   Louise   Coulombe  or  C<e`>line
                                   Rivard

                                  CAN $: Par Swift/Transfert
                                   BNDC CAMMINT IN FAVOUR OF:
                                   National Bank of Canada
                                   Syndication Loans Department
                                   600, de la Gaucheti<e`>re Street West
                                   Main Branch
                                   Montr<e`>al, Qc Canada H3B 4L2
                                   Re: Consoltex
                                   Attn:  Louise  Coulombe   or   C<e`>line
Rivard

                    NATIONAL BANK OF CANADA (U.S. DIVISION)


                              By:

                              Name:

                              Title:



                              By:

                              Name:

                              Title:



                              Lending Office:
                                   National Bank of Canada
                                   125 West 55th Street
                                   23rd Floor
                                   New York, New York 10019
                                   Attention: Auggie Marchetti
                                   Telephone: (212) 632-8539
                                   Telefacsimile:            (212) 632-8509

                              Wire Transfer Instructions:
                                   National Bank of Canada
                                   ABA#              021-001-033
                                   Account No.: 04-223-535
                                   Reference: Consoltex
                                   Attention: Cross Border Department

                              BANK OF AMERICA, N.A.


                              By:

                              Name:

                              Title:


                              Lending Office:
                                   Bank of America, National Association
                                   Independence Center, 15th Floor
                                   NC1-001-15-04
                                   Charlotte, North Carolina  28255
                                   Attention:  Agency Services
                                   Telephone: (704) 386-7637
                                   Telefacsimile: (704) 386-9923

                              Wire Transfer Instructions:
                                   Bank of America, National Association
                                   ABA# 053000196
                                   Account No.: 136621-22506
                                   Reference: Consoltex
                                   Attention: Corporate Credit Support

                              BANKBOSTON, N.A.


                              By:
                                                  Name:
                              Title:
                              Lending Office:
                                   BankBoston, N.A.
                                   115 Perimeter Center Place
                                   Suite 500
                                   Atlanta, Georgia  30346
                                   Attention: Lauren P. Carrigan
                                   Telephone: (770) 390-6557
                                   Telefacsimile: (770) 393-4166

                              Wire Transfer Instructions:
                                   BankBoston
                                   Boston, Massachusetts
                                   ABA#  011-000-390
                                   Account No.:   29880
                                   Reference:      Consoltex
                                   Attention:  Karen Burey, Commercial Loan
                                             Services,  for  further credit
                                             to Consoltex 29880

                              THE BANK OF NOVA SCOTIA


                              By:

                                                  Name:
                              Title:

                              By:

                                                  Name:
                              Title:
                              Lending Office:
                                   The Bank of Nova Scotia
                                   Scotia Tower, Main Branch
                                   1002 Sherbrooke Street West
                                   Montr<e'>al, Qu<e'>bec, Canada  H3A 3L6
                                   Attention: Denis Lagac<e'>
                                   Telephone: (514) 499-5328
                                   Telefacsimile: (514) 499-5815

                              Wire Transfer Instructions:
                                   The Bank of Nova Scotia
                                   ABA# 002 90001
                                   Account                             No.:

                                   Reference: Consoltex
                                   Attention: Denis Lagac<e'>

                              THE BANK OF NOVA SCOTIA

                              By:

                              Name:

                              Title:



                              By:

                              Name:

                              Title:



                              Lending Office:
                                   The Bank of Nova Scotia
                                   One Liberty Plaza, 25th Floor
                                   New York, New York 10006
                                   Attention: John Morale
                                   Telephone: (212) 225-5062
                                   Telefacsimile:            (212) 225-5286

                              Wire Transfer Instructions:
                                   The Bank of Nova Scotia
                                   ABA#   026-002-532
                                   Account No.: N/A
                                   Reference: Consoltex
                                   Attention: Loan Accounting

                              FLEET BUSINESS CREDIT CORPORATION (successor to Sanwa Business Credit Corp.)


                              By:

                              Name:

                              Title:



                              Lending Office:
                                   Fleet Capital Corp.
                                   6100 Fairview Road
                                   Charlotte, North Carolina 28210
               Attention:
                         Leslie Washington
                                   Telephone: (704) 553-6717
                                   Telefacsimile:            (704) 553-6738

                              Wire Transfer Instructions:
                                   Fleet Business Credit Corporation
                                   ABA# 011-900-571
                                   Account No.: 937-001-5120
                                   Reference: Consoltex
                                   Attention: Leslie Washington

                                 EXHIBIT A
                     Applicable Commitment Percentages

A.   PRE-FUNDING   APPLICABLE   COMMITMENT   PERCENTAGES.    The  following
Applicable Commitment Percentages are effective from the Closing Date to but not including the Tranche B Funding Date:

     I.   TOTAL FACILITIES
                                                  Applicable
                                                  Commitment
     LENDER
     COMMITMENT
                         PERCENTAGE

     National Bank of Canada $19,963,235.00 20.7410233655%
     Bank of America, N.A. $26,507,353.24 27.5401072649%
     Fleet Business Credit Corporation $16,985,294.10 17.6470588017% BankBoston, N.A $11,323,529.42 11.6747058903%
     The Bank of Nova Scotia $  7,500,000.00   7.7922078034%
     National Bank of Canada, U.S. Division $  8,970,588.24   9.3200916768%
     The Bank of Nova Scotia, U.S. Division $  5,000,000.00   5.1948051948%

     Total Commitment $ 96,250,000.00 100.0000000000%

     II.  CANADIAN REVOLVING CREDIT FACILITY
                                                  Applicable
     CANADIAN REVOLVING CREDIT Commitment
     FACILITY LENDERS COMMITMENT PERCENTAGE

     National Bank of Canada $14,705,882.06 71.4285710261%
     Bank of America, N.A. $ -   0.0000000000%
     Fleet Business Credit Corporation $ -   0.0000000000%
     BankBoston, N.A          $    -                0.0000000000%
     The Bank of Nova Scotia       $  5,882,352.94          28.5714289739%
     National Bank of Canada, U.S. Division $ -          0.0000000000%
     The Bank of Nova Scotia, U.S. Division $ -          0.0000000000%

     Total Commitment $20,588,235.00 100.0000000000%

     III. CANADIAN TERM LOAN FACILITY
                                                  Applicable
     CANADIAN TERM LOAN Commitment
     FACILITY LENDERS COMMITMENT PERCENTAGE

     National Bank of Canada $ 5,257,352.93 76.4705880620%
     Bank of America, N.A. $ -   0.0000000000%
     Fleet Business Credit Corporation $ -   0.0000000000%
     BankBoston, N.A          $    -                0.0000000000%
     The Bank of Nova Scotia $ 1,617,647.07 23.5294119380%
     National Bank of Canada, U.S. Division $ -          0.0000000000%
     The Bank of Nova Scotia, U.S. Division $ -          0.0000000000%

     Total Commitment $6,875,000.00 100.0000000000%

     IV.  US REVOLVING CREDIT FACILITY
                                                  Applicable
     US REVOLVING CREDIT  Commitment
     FACILITY LENDERS COMMITMENT PERCENTAGE

     National Bank of Canada       $    -                0.0000000000%
     Bank of America, N.A. $17,352,941.48 47.0119526221%
     Fleet Business Credit Corporation $10,147,058.82 27.4900396151% BankBoston, N.A. $ 6,764,705.88 18.3266930782%
     The Bank of Nova Scotia       $    -                0.0000000000%
     National Bank of Canada,U.S. Division $ 2,647,058.82   7.1713146846%
     The Bank of Nova Scotia, U.S. Division $ -          0.0000000000%

     Total Commitment $36,911,765.00 100.0000000000%


     V.   US TERM LOAN FACILITY
                                                  Applicable
     US TERM LOAN FACILITY Commitment
     LENDERS COMMITMENT PERCENTAGE

     National Bank of Canada       $    -                0.0000000000%
     Bank of America, N.A. $2,830,882.35 41.1764705979%
     Fleet Business Credit Corporation $2,426,470.58 35.2941174641% BankBoston, N.A. $1,617,647.07 23.5294119380%
     The Bank of Nova Scotia       $    -                0.0000000000%
     National Bank of Canada, U.S. Division $ -          0.0000000000%
     The Bank of Nova Scotia, U.S. Division $ -          0.0000000000%

     Total Commitment $6,875,000.00 100.0000000000%


     VI.  TERM B LOAN FACILITY
                                                  Applicable
     TERM B LOAN FACILITY Commitment
     LENDERS COMMITMENT PERCENTAGE

     National Bank of Canada       $    -                0.0000000000%
     Bank of America, N.A. $   6,323,529.42 25.2941176604%
     Fleet Business Credit Corporation $   4,411,764.70 17.6470587992%
     BankBoston, N.A. $   2,941,176.47 11.7647058799%
     The Bank of Nova Scotia       $    -                0.0000000000%
     National Bank of Canada, U.S. Division $   6,323,529.42 25.2941176604%
     The   Bank   of   Nova   Scotia,   U.S.   Division   $    5,000,000.00
20.0000000000%

     Total Commitment $25,000,000.00 100.0000000000%

B.   POST-FUNDING   APPLICABLE   COMMITMENT   PERCENTAGES.   The  following
Applicable Commitment Percentages will become effective on the Tranche B Funding Date:

     I.   TOTAL FACILITIES
                                                  Applicable
                                                  Commitment
     LENDER
     COMMITMENT
                         PERCENTAGE

     National Bank of Canada $19,963,235.00 17.4732910190%
     Bank of America, N.A. $32,860,294.43 28.7617456695%
     Fleet   Business   Credit  Corporation  $20,161,764.68  17.6470587981%
     BankBoston,                                                        N.A
                         $13,441,176.47
                                                  11.7647058836%
     The Bank of Nova Scotia $  7,500,000.00   6.5645514317%
     National Bank of Canada, U.S. Division $15,323,529.42  13.4122795832%
     The Bank of Nova Scotia, U.S. Division $  5,000,000.00   4.3763676149%

     Total Commitment $114,250,000.00 100.0000000000%

     II.  CANADIAN REVOLVING CREDIT FACILITY
                                                  Applicable
     CANADIAN REVOLVING CREDIT Commitment
     FACILITY LENDERS COMMITMENT PERCENTAGE

     National Bank of Canada $14,705,882.06 71.4285710261%
     Bank of America, N.A. $ -   0.0000000000%
     Fleet Business Credit Corporation $ -   0.0000000000%
     BankBoston, N.A          $    -                0.0000000000%
     The Bank of Nova Scotia       $  5,882,352.94          28.5714289739%
     National Bank of Canada, U.S. Division $ -          0.0000000000%
     The Bank of Nova Scotia, U.S. Division $ -          0.0000000000%

     Total Commitment $20,588,235.00 100.0000000000%

     III. CANADIAN TERM LOAN FACILITY
                                                  Applicable
     CANADIAN TERM LOAN Commitment
     FACILITY LENDERS COMMITMENT PERCENTAGE

     National Bank of Canada $ 5,257,352.93 76.4705880620%
     Bank of America, N.A. $ -   0.0000000000%
     Fleet Business Credit Corporation $ -   0.0000000000%
     BankBoston, N.A          $    -                0.0000000000%
     The Bank of Nova Scotia $ 1,617,647.07 23.5294119380%
     National Bank of Canada, U.S. Division $ -          0.0000000000%
     The Bank of Nova Scotia, U.S. Division $ -          0.0000000000%

     Total Commitment $6,875,000.00 100.0000000000%


          IV.            US REVOLVING CREDIT FACILITY
                                                  Applicable
     US REVOLVING CREDIT  Commitment
     FACILITY LENDERS COMMITMENT PERCENTAGE

     National Bank of Canada       $    -                0.0000000000%
     Bank of America, N.A. $17,352,941.48 47.0119526221%
     Fleet Business Credit Corporation $10,147,058.82 27.4900396151% BankBoston, N.A. $ 6,764,705.88 18.3266930782%
     The Bank of Nova Scotia       $    -                0.0000000000%
     National Bank of Canada,U.S. Division $  2,647,058.82    7.1713146846%
     The Bank of Nova Scotia, U.S. Division $ -          0.0000000000%

     Total Commitment $36,911,765.00 100.0000000000%


     V.   US TERM LOAN FACILITY
                                                  Applicable
     US TERM LOAN FACILITY Commitment
     LENDERS COMMITMENT PERCENTAGE

     National Bank of Canada       $    -                0.0000000000%
     Bank of America, N.A. $2,830,882.35 41.1764705979%
     Fleet Business Credit Corporation $2,426,470.58 35.2941174641% BankBoston, N.A. $1,617,647.07 23.5294119380%
     The Bank of Nova Scotia       $    -                0.0000000000%
     National Bank of Canada, U.S. Division $ -          0.0000000000%
     The Bank of Nova Scotia, U.S. Division $ -          0.0000000000%

     Total Commitment $6,875,000.00 100.0000000000%


     VI.  TERM B LOAN FACILITY
                                                  Applicable
     TERM B LOAN FACILITY Commitment
     LENDERS COMMITMENT PERCENTAGE

     National Bank of Canada       $    -                0.0000000000%
     Bank of America, N.A. $ 12,676,470.60 29.4801641860%
     Fleet Business Credit Corporation $   7,588,235.28 17.6470587907%
     BankBoston, N.A. $   5,058,823.52 11.7647058605%
     The Bank of Nova Scotia       $    -                0.0000000000%
     National Bank of Canada, U.S. Division $ 12,676,470.60 29.4801641860%
     The   Bank   of   Nova   Scotia,   U.S.   Division   $    5,000,000.00
11.6279069767%

     Total Commitment $43,000,000.00 100.0000000000%

                                 EXHIBIT B

                     Form of Assignment and Acceptance

                        DATED                ,

     Reference is made to the Amended and Restated Credit Agreement dated as of October 25, 1999 (the "Agreement") among CONSOLTEX GROUP INC., CONSOLTEX INC., CONSOLTEX (USA) INC., THE BALSON-HERCULES GROUP LTD., LINQ INDUSTRIAL FABRICS, INC. and CONSOLTEX MEXICO, S.A. de C.V. (the "Borrowers"), the Lenders (as defined in the Agreement), and each of National Bank of Canada and Bank of America, N.A. as Agents for the Lenders (the "Agents"). Unless otherwise defined herein, terms defined in the Agreement are used herein with the same meanings.

                                       (the         "Assignor")         and
 (the "Assignee") agree as follows:


     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE, a _______% {1} interest in and to all of the Assignor's rights and obligations under the Agreement as of the Effective Date (as defined below), in the [CANADIAN REVOLVING CREDIT LOANS] [THE CANADIAN TERM LOAN] [THE US REVOLVING CREDIT LOANS] [THE US TERM LOAN] [THE TERM B LOAN] owing to the Assignor on the Effective Date, and evidenced by the applicable Notes held by the Assignor.

2. The Assignor (i) represents and warrants that, as of the Effective Date, (A) the aggregate outstanding principal amounts of the [CANADIAN TERM] [US TERM] [TERM B] Loan comprising Advances owing to it and (with respect only to the Canadian Term Loan) Bankers' Acceptances (without giving effect to assignments thereof which have not yet become effective) is US $__________ (Advances: US $__________, Bankers' Acceptances listed in Schedule "A" hereto: CAN $__________) [UNDER A NOTE DATED __________, 19__ IN THE PRINCIPAL AMOUNT OF US $__________], (B) the aggregate principal amount of [CANADIAN] [US] Revolving Credit Loans comprising Advances owing to it and (with respect only to the Canadian Revolving Credit Loans) Bankers' Acceptances (without giving effect to the assignments thereof which have not yet become effective) is US $__________ (Advances:
US  $__________,  Bankers'  Acceptances  listed  in  Schedule  "A"  hereto:
CAN $__________) [UNDER A NOTE DATED ____________, 19__ IN THE PRINCIPAL AMOUNT OF $__________], and (C) the aggregate principal amount of the Participations purchased by it (without giving effect to the assignments thereof which have not yet become effective) is US $_________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and makes no other representation or warranty;
(iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower, any Guarantor or any other Subsidiary or the performance or observance by any Borrower or any Guarantor of any of its obligations under any of the Loan Documents or any other instrument or document furnished pursuant thereto and (v) attaches hereto the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for replacement Notes as follows: a Note with respect to the US Revolving Credit Facility dated _____________, 19__ in the principal amount of US $________________, and a Note with respect to the US Term Loan Facility or Term B Loan Facility, as applicable, dated __________, 19__ in the principal amount of US $__________ each payable to the order of the Assignor, and a Note with respect to the US Revolving Credit Facility,
dated  ____________________________  19__,  in  the  principal  amount   of
US $_________________ and a Note with respect to the US Term Loan Facility or Term B Loan Facility, as applicable, dated _________________, 19___ in the principal amount of US $_________, each payable to the order of the Assignee.

     3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of the financial statements referred to in
SECTION 9.5(A) OR 10.1(A) OR (B) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agents, the Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (iii) appoints and authorizes the [CANADIAN] [US] Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the [CANADIAN] [US] Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) will perform all of the obligations which by the terms of the Agreement are required to be performed by the Lender; and (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof and attaches the necessary IRS forms if applicable to it.

     4. The effective date for this Assignment and Acceptance shall be _____________________________ (the "Effective Date"). Following the
execution of this Assignment and Acceptance, it will be delivered to the [CANADIAN] [US] Agent for acceptance and recording by the [Canadian] [US] Agent.

5. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents, (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement and the other Loan Documents and (iii) with respect to the Bankers' Acceptances listed in Schedule "A" hereto the Assignee shall pay to the Assignor upon demand of the Assignor in immediately available funds the Assignee's portion (to be calculated in proportion to the percentage interest mentioned in SECTION 1 above) of the face value of such Bankers' Acceptances which the applicable Borrowers under a Canadian Facility would not pay to the Assignor upon maturity of such Bankers' Acceptances, and thus acquire a portion, to be calculated in the same manner, of the right of the Assignor to be repaid by such Borrower any amount owed by such Borrower pursuant thereto.

     6. Upon such acceptance and recording, from and after the Effective Date, the [CANADIAN] [US] Agent shall make all payments under the Agreement and Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, commitment fees and letter of credit fees with respect thereto) to the Assignee. The Assignor and Assignee shall make directly between themselves all appropriate adjustments in payments made and fees paid under the Agreement and the Notes for periods prior to, or the beginning of which was prior to, the Effective Date.

     7. The Assignor shall cause the bond certificate issued by Consoltex and the bond certificate issued by Consoltex Group, both of which are registered in the name of the Assignor to be presented to the Canadian Collateral Trustee for cancellation and for issuance in lieu thereof of a bond certificate to be registered in the name of the Assignee (or in the case of partial assignment of bond certificates registered in the name of the assignee and bond certificates registered in the name of the assignor, the nominal amount of which shall be in proportion to their respective commitments from and after the Effective Date).

**FOOTNOTES**

{1}    Specify percentage in no more than 4 decimal points; duplicate sentence if assignment is more than one facility and the percentage varies between assignments.

8. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of State of New York.

                              [NAME OF ASSIGNOR]

                              By:

                              Name:
                              Title:


                              Notice Address:




                              After the Effective Date
                              Canadian Revolving
                                Credit Facility:
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

                              Canadian Letter
                                of Credit
                                Participations
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

                              Canadian Term
                                Loan Facility:
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

                              US Revolving
                                Credit Facility:
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

                              US Letter of Credit
                                Participations:
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

US Term Loan
                                Facility:
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

                               Term B Loan
                                Facility:
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

[NAME OF ASSIGNEE]

                              By:

                              Name:

                              Title:


                              Notice Address/Lending Office
                                             ____________________
                                             ____________________
                                             ____________________

                              Wire transfer Instructions:
                                             ____________________
                                             ____________________
                                             ____________________

                              After the Effective Date
                              Canadian Revolving
                                Credit Facility:
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

                              Canadian Letter
                                of Credit
                                Participations
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

                              Canadian Term
                                Loan Facility:
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

                              US Revolving Credit
                                Facility:
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

                              US Letter of Credit
                                Participations:
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

                              US Term Loan Facility:
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

                              Term B Loan Facility:
                                Commitment                     %___________
                                Outstanding
                                Principal Amount               $___________

Accepted this ____ day of _______, 19__

                         [NATIONAL BANK OF CANADA, AS AGENT

                         BY:

                         Name:

                         Title:                                           ]

                         or

                         [BANK OF AMERICA, N.A. AS AGENT


                         BY:

                         Name:

                         Title:                                           ]

Consented to as of the ___
day of ____________, 19___:


CONSOLTEX GROUP INC.


By:
Name:
Title:

                                 EXHIBIT C

    Notice of Appointment (or Revocation) of Authorized Representative

     Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 25, 1999 (the "Agreement") among CONSOLTEX GROUP INC., CONSOLTEX INC., CONSOLTEX (USA) INC., THE BALSON-HERCULES GROUP LTD., LINQ INDUSTRIAL FABRICS, INC. and CONSOLTEX MEXICO, S.A. de C.V. (the "Borrowers"), the Lenders (as defined in the Agreement), and each of National Bank of Canada and Bank of America, National Association, as Agents for the Lenders (the "Agents"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

     [The   Borrowers   hereby   nominate,   constitute  and  appoint  each
individual named below as an Authorized Representative under the Loan Documents, and hereby represent and warrant that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office on the date hereof (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice to such Authorized Representative, and (ii) each such individual has been duly authorized by the Borrowers to act as an Authorized Representative under the Loan Documents:

Name and Address           Office         Specimen Signature

_________________ ___________________

_________________
_________________

_________________ ___________________                                     ]
_________________
_________________

[The Borrowers hereby revoke (effective upon the date specified below) the prior appointment of ________________ as an Authorized Representative.]

This the ___ day of __________________, 19__.


                                   CONSOLTEX GROUP INC.

                                   By:

                                   Name:

                                   Title:



                                   CONSOLTEX INC.

                                   By:

                                   Name:

                                   Title:



                                   CONSOLTEX (USA) INC.

                                   By:

                                   Name:

                                   Title:



                                   THE BALSON-HERCULES GROUP LTD.

                                   By:

                                   Name:

                                   Title:



                                   LINQ INDUSTRIAL FABRICS, INC.

                                   By:

                                   Name:

                                   Title:



                                   CONSOLTEX MEXICO, S.A. de C.V.

                                   By:

                                   Name:

                                   Title:

                                 EXHIBIT D

                    Form of Borrowing Base Certificate

To:  National Bank of Canada
     Sun Life Building
     1155 Metcalfe, 5th Floor
     Montr<e'>al, Qu<e'>bec
     H3B 4S9
     Attn: Ms. Michelle Fradette
     Telephone: (514) 394-8407
     Telefacsimile: (514) 394-4240

     and

     Bank of America, N.A.
     Independence Center, 15th Floor
     NC1-001-15-04
     Charlotte, North Carolina  28255
     Attention: Agency Services
     Telephone: (704) 386-7637
     Telefacsimile: (704) 386-9923

     Reference is made to the Amended and Restated Credit Agreement dated as of October 25, 1999, (the "Agreement") among CONSOLTEX GROUP INC., CONSOLTEX INC. ("Consoltex"), CONSOLTEX (USA) INC., THE BALSON-HERCULES GROUP LTD., LINQ INDUSTRIAL FABRICS, INC. and CONSOLTEX MEXICO, S.A. de C.V. (the "Borrowers"), the Lenders (as defined in the Agreement), and each of National Bank of Canada and Bank of America, National Association, as Agents for the Lenders (the "Agents"). Unless otherwise defined herein, terms defined in the Agreement are used herein with the same meanings.

     Consoltex, through the undersigned Authorized Representative, hereby certifies to the Agents and the Lenders as follows:

     (A)  Eligible Receivables (as detailed in the
          attached schedule) as of the last Business
          Day of the immediately preceding month: US $_______
     (B)  Line (A) x 80% = US $_______
     (C)  Aggregate stated amount of all US $_______
          commercial letters of credit issued
          for the purchase by a Borrower of
          raw materials which have not been
          received as Inventory
     (D)  Line (C) x 50% = US $_______
     (E) Eligible Inventory (as detailed in the
          attached schedule) as of the last
          Business Day of the immediately
          preceding month                    US $_______
     (F)  Line (E) x 50%                     US $_______
     (G)  The lesser of $30,000,000 and Line (F): US $_______
     (H)  Cash in Cash Collateral Accounts
            constituting Prepayment Cash Collateral US $_______
     (I)  Borrowing Base: Line (B) plus Line
                          (D) plus Line (G)
                          plus Line (H) US $_______
     (J)  The sum of all
             Outstandings under the
               Canadian Revolving Credit Facility US $_______
             Outstandings under the
               Canadian Swing Line Facility       US $_______
             Outstandings under the
               Canadian Letter of Credit Facility US $_______
             Outstandings under the
               US Revolving Credit Facility  US $_______
             Outstandings under the
               US Letter of Credit Facility  US $_______

                              Total          US $_______

     NOTE: LINE (I) MUST BE GREATER THAN LINE (J) OR THE BORROWERS SHALL HEREBY TENDER TO THE AGENTS WITH THIS CERTIFICATE THE AMOUNT BY WHICH LINE
(J) EXCEEDS LINE (I) AS A PREPAYMENT  OF  [CANADIAN]  [US] REVOLVING CREDIT
LOANS.

                         CONSOLTEX GROUP INC.

                         By:

                              Authorized Representative

                         DATE:

                                 EXHIBIT E

                          Form of Drawdown Notice

To:  National Bank of Canada
     Sun Life Building
     1155 Metcalfe, 5th Floor
     Montr<e'>al, Qu<e'>bec
     H3B 4S9
     Attn: Ms. Michelle Fradette
     Telephone: (514) 394-8407
     Telefacsimile: (514) 394-4240

     and

     Bank of America, N.A.
     Independence Center, 15th Floor
     NC1-001-15-04
     Charlotte, North Carolina  28255
     Attention: Agency Services
     Telephone: (704) 386-7637
     Telefacsimile: (704) 386-9923

     Reference is made to the Amended and Restated Credit Agreement dated as of October 25, 1999 (the "Agreement") among CONSOLTEX GROUP INC., CONSOLTEX INC. ("Consoltex"), CONSOLTEX (USA) INC., THE BALSON-HERCULES GROUP LTD., LINQ INDUSTRIAL FABRICS, INC. and CONSOLTEX MEXICO, S.A. de C.V. (the "Borrowers"), the Lenders (as defined in the Agreement), and each of National Bank of Canada and Bank of America, National Association, as Agents for the Lenders (the "Agents"). Unless otherwise defined herein, terms defined in the Agreement are used herein with the same meanings.

     ______________________, a Facility Borrower under the [Canadian] [US] Facility indicated below (the "Borrower"), through an Authorized Representative, hereby gives notice to the [Canadian] [US] Agent that Loans of the type and amount set forth below be made on the date indicated:

[Canadian] [US]
Revolving
Credit Facility     Interest       Aggregate
(CHECK ONE)         PERIOD{(1)}    AMOUNT{(2)}    DATE OF LOAN{(3)

}TYPE OF LOAN

Base Rate Loan
Canadian Dollar     _________      CAN $______    ______________

Base Rate Loan
US Dollar           _________      US $_______         ______________

Eurodollar Rate
Loan                _________      US $_______         ______________

Bankers'
Acceptances         _________      CAN $______    ______________

 ____________________________________

(1)  For any Eurodollar Rate Loan, one, two, three or six months.
(2) Must be US $100,000 (under either Revolving Credit Facility) (CAN $500,000 per Lender if Bankers' Acceptances) or if greater an integral multiple of US $100,000 (or CAN $100,000 in the case of Bankers' Acceptances) unless a Base Rate Refunding Loan.
(3) At least three (3) Business Days later if a Eurodollar Rate Loan, or two (2) Business Days later if Bankers' Acceptances.

     The Borrower hereby requests that the proceeds of Loans described in this Drawdown Notice be made available to the Borrower as follows:
__________________________________.

     The undersigned hereby certifies that:

     .    No Default or Event of Default has occurred and  is continuing or shall result from the Loans described herein; and

     . All the representations and warranties set forth in ARTICLE IX of the Agreement and in the other Loan Documents (other than those expressly stated to refer to a particular date) are correct in all material respects as of the date hereof except that (i) the reference to the financial statements in SECTION 9.5(A) of the Agreement are to those financial statements most recently delivered to you pursuant to SECTION 10.1(A)(I) OR 10.1(B)(I) of the Agreement (it being understood that any financial statements delivered pursuant to SECTION 10.1(B) have not been certified by independent public accountants) and are subject to normal year-end adjustments and (ii) SECTIONS 9.4, 9.17 AND 9.12 shall refer to Schedules most recently updated and delivered together with the financial statements referred to in SECTION 10.1(A) and that SECTIONS 9.7, 9.9 AND 9.15 shall refer to schedules most recently updated delivered together with the financial statements referred to in SECTION 10.1(B).

 .    After  giving  effect  to the requested Loan, Outstandings  under  any
Facility shall not exceed the applicable Maximum Permitted Principal Amounts or, in the case of either US Facility, the Consoltex Mexico Borrowing Limit.

                         [NAME OF BORROWER]

                         BY:

                              Authorized Representative

                         DATE:

                                 EXHIBIT F

                         Form of Selection Notice

To:  National Bank of Canada
     Sun Life Building
     1155 Metcalfe, 5th Floor
     Montr<e'>al, Qu<e'>bec
     H3B 4S9
     Attn: Ms. Michelle Fradette
     Telephone: (514) 394-8407
     Telefacsimile: (514) 394-4240

     and

     Bank of America, N.A.
     Independence Center, 15th Floor
     NC1-001-15-04
     Charlotte, North Carolina  28255
     Attention: Agency Services
     Telephone: (704) 386-7637
     Telefacsimile: (704) 386-9923

     Reference is made to the Amended and Restated Credit Agreement dated as of October 25, 1999, as amended (the "Agreement") among CONSOLTEX GROUP INC., CONSOLTEX INC., CONSOLTEX (USA) INC., THE BALSON-HERCULES GROUP LTD., LINQ INDUSTRIAL FABRICS, INC. and CONSOLTEX MEXICO, S.A. de C.V., the Lenders (as defined in the Agreement), and each of National Bank of Canada and Bank of America, N.A., as Agents for the Lenders (the "Agents"). Unless otherwise defined herein, terms defined in the Agreement are used herein with the same meanings.

     __________________, a Facility Borrower under the [CANADIAN] [US] [TERM B LOAN] Facility indicated below (the "Borrower"), through an Authorized Representative hereby gives notice to the [CANADIAN] [US] Agent of the following selection of a type of Loan or Segment and Interest
Period:

[CANADIAN/US]
Revolving
Credit Facility Interest Aggregate
(CHECK ONE)        PERIOD{(1)}   AMOUNT{(2)}    DATE OF LOAN{(3)}

TYPE OF LOAN

1. Base Rate Loan
   Canadian Dollar ______        CAN $_______   ____________

2. Base Rate Loan
   US Dollar       ______        US  $_______   ____________

3. Eurodollar Rate
   Loan            ______        US  $_______   ____________

4. Bankers'
   Acceptances     ______        CAN $_______   ____________

[CANADIAN/US]
Term Loan          Interest      Aggregate
(CHECK ONE)        PERIOD{(1)}   AMOUNT{(2)}    DATE OF LOAN{(3)}

TYPE OF LOAN

5. Base Rate Loan
   Canadian Dollar ______        CAN $_______   ____________

6. Base Rate Loan
   US Dollar       ______        US  $_______   ____________

7. Eurodollar Rate
   Loan            ______        US  $_______   ____________

8. Bankers'
   Acceptances     ______        CAN $_______   ____________


Term B Loan        Interest      Aggregate
(CHECK ONE)        PERIOD{(1)}   AMOUNT{(2)}     DATE OF LOAN{(3)}

TYPE OF LOAN

9. Base Rate Loan
   US Dollar       ______        US  $_______   ____________

10. Eurodollar Rate
   Loan            ______        US  $_______   ____________


              Conversion (Canadian Revolving Credit Facility)

Segment no 1, 2, 3, 4 above (check one) to be a conversion of:

                              Interest period
                               MATURITY DATE             AMOUNT
Base Rate Loan
Canadian Dollar                     N/A         CAN $__________

Base Rate Loan
US Dollar                           N/A         US  $__________

Eurodollar Rate
Loan                              _______       US  $__________

Bankers'
Acceptances                       _______       CAN $__________


                 Conversion (Canadian Term Loan Facility)

Segment no 5, 6, 7, 8 above (check one) to be a conversion of:

                              Interest period
                               MATURITY DATE             AMOUNT
Base Rate Loan
Canadian Dollar                     N/A         CAN $__________

Base Rate Loan
US Dollar                           N/A         US  $__________

Eurodollar Rate
Loan                              _______       US  $__________

Bankers'
Acceptances                       _______       CAN $__________



                 Conversion (US Revolving Credit Facility)

Segment no 2 or 3 above (check one) to be a conversion of:

                              Interest period
                               MATURITY DATE             AMOUNT

Base Rate Loan
US Dollar                           N/A         US  $__________

Eurodollar Rate
Loan                              _______       US  $__________


                    Conversion (US Term Loan Facility)

Segment no 6 or 7 above (check one) to be a conversion of:

                              Interest period
                               MATURITY DATE             AMOUNT
Base Rate Loan
US Dollar                           N/A         US  $__________

Eurodollar Rate
Loan                              _______       US  $__________


                    Conversion (US Term Loan Facility)

Segment no 9 or 10 above (check one) to be a conversion of:

                              Interest period
                               MATURITY DATE             AMOUNT
Base Rate Loan
US Dollar                           N/A         US  $__________

Eurodollar Rate
Loan                              _______       US  $__________

____________________________

(1) For any Eurodollar Rate Loan or Segment, one, two, three or six months; for Bankers' Acceptances from 30 to 364 days.
(2) Must be US $500,000 (CAN $500,000 per Lender if Bankers' Acceptances) or if greater an integral multiple of US $100,000 (CAN $100,000 in the case of Bankers' Acceptances), unless a Base Rate Refunding Loan.
(3) At least three (3) Business Days later if a Eurodollar Rate Loan or Eurodollar Rate Segment, or two (2) Business Days later if Bankers' Acceptances.

[NAME OF BORROWER]

                         BY:

                              Authorized Representative

                         DATE:

                                EXHIBIT G-1

                     Form of US Revolving Credit Note

                              Promissory Note
                      (US Revolving Credit Facility)

US $______________                                          ,



     FOR VALUE RECEIVED, each of CONSOLTEX (USA) INC., THE BALSON-HERCULES GROUP LTD., LINQ INDUSTRIAL FABRICS, INC. and CONSOLTEX MEXICO S.A. de C.V. (the "Borrowers"), hereby promise to pay to the order of _______________________________________________ (the "Lender"), in its
individual capacity, at the office of BANK OF AMERICA, N.A., as agent for the US Revolving Credit Facility Lenders (the "US Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the US Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of October 25, 1999 among Consoltex Group Inc., Consoltex Inc. and the Borrowers, the financial institutions party thereto (collectively, the "Lenders") and each of the US Agent and National Bank of Canada, as the Canadian Agent (the "Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of ___________ DOLLARS (US $__________) or, if less than such principal amount, the aggregate unpaid principal amount of all US Revolving Credit Loans made by the Lender to the Borrowers pursuant to the Agreement and outstanding on the Revolving Credit Termination Date, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in ARTICLES III AND IV of the Agreement. All or any portion of the principal amount of Loans may be prepaid as provided in the Agreement.

     If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in SECTION 5.9(C) of the Agreement. Further, in the event of such acceleration, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrowers.

     In the event this Note is not paid when due at any stated or accelerated maturity, each Borrower agrees to pay, in addition to the principal and interest due hereunder, all costs of collection, including reasonable attorneys' fees, on the terms set forth in SECTION 14.5 of the Agreement.

     Interest hereunder shall be computed as provided in SECTION 5.9(B) of the Agreement.

This Note is one of the Notes relating to the US Revolving Credit Facility referred to in the Agreement and is issued pursuant to, and entitled to the benefits and security provided for under, the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the US Revolving Credit Loans evidenced hereby were or are made and are to be repaid. This US Revolving Credit Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

     Each Borrower hereby waives to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any Borrower on account of liability hereon until judgment be obtained and execution issues against any other Borrower and returned satisfied or until it can be shown that no other Borrower had any property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any Borrower. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Borrowers have caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                   CONSOLTEX (USA) INC.

                                   By:

                                   Name:

                                   Title:



                                   THE BALSON-HERCULES GROUP LTD.

                                   By:

                                   Name:

                                   Title:



                                   LINQ INDUSTRIAL FABRICS, INC.

                                   By:

                                   Name:

                                   Title:



                                   CONSOLTEX MEXICO S.A. de C.V.

                                   By:

                                   Name:

                                   Title:

                                EXHIBIT G-2

                           Form of US Term Note

                              Promissory Note
                          (US Term Loan Facility)

US $________________                                   ,


                                                            ,



     FOR VALUE RECEIVED, EACH OF LINQ INDUSTRIAL FABRICS, INC. and CONSOLTEX MEXICO, S.A. de C.V. (the "Borrowers"), hereby promise to pay to the order of _________________________________ (the "Lender"), in its
individual capacity, at the office of BANK OF AMERICA, N.A., as agent for the US Term Loan Facility Lenders (the "US Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the US Agent may designate in writing) on each of the principal repayment installment dates set forth in SECTION 2.3 of, and on the Term Loan Termination Date referred to in, the Amended and Restated Credit Agreement dated as of October 25, 1999 among Consoltex Group Inc., Consoltex Inc., Consoltex (USA) Inc., The Balson-Hercules Group Ltd. and the Borrowers, the financial institutions party thereto (collectively, the "Lenders") and each of the Agent and National Bank of Canada, as the Canadian Agent (the "Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of _____________________ DOLLARS (US $______________) on the Term Loan
Termination Date, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in ARTICLES II AND V of the Agreement. All or any portion of the principal amount of Loans may be prepaid as provided in the Agreement.

     If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount hereof and accrued but unpaid interest thereon shall bear interest which shall be payable on demand at the rates per annum set forth in SECTION 5.9(C) of the Agreement. Further, in the event of such acceleration, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrowers.

     In the event this Note is not paid when due at any stated or accelerated maturity, each Borrower agrees to pay, in addition to the principal and interest due hereunder, all costs of collection, including reasonable attorneys' fees, on the terms set forth in SECTION 14.5 of the Agreement.

     Interest hereunder shall be computed as provided in SECTION 5.9(B) of the Agreement.

This Note is one of the Notes relating to the US Term Loan Facility referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the US Term Loan evidenced hereby was made and is to be repaid. This US Term Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

     Each Borrower hereby waives to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any Borrower on account of liability hereon until judgment be obtained and execution issues against any other Borrower and returned satisfied or until it can be shown that no other Borrower had any property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any Borrower. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Borrowers have caused this US Term Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                              LINQ INDUSTRIAL FABRICS, INC.

                              By:

                              Name:

                              Title:



                              CONSOLTEX MEXICO, S.A. de C.V.

                              By:

                              Name:

                              Title:

                                EXHIBIT G-3

                            Form of Term B Note

                              Promissory Note
                          (Term B Loan Facility)

US $43,000,000                                        _______________, 1999


     FOR VALUE RECEIVED, CONSOLTEX (USA), INC. (the "Borrower"), hereby promises to pay to the order of _________________________________ (the
"Lender"), in its individual capacity, at the office of BANK OF AMERICA, N.A. as agent for the Term B Loan Facility Lenders (the "US Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the US Agent may designate in writing) on the Term B Loan Termination Date referred to in, the Amended and Restated Credit Agreement dated as of October 25, 1999 among Consoltex Group Inc., Consoltex Inc., Consoltex Mexico S.A. de C.V., Consoltex (USA) Inc., The Balson-Hercules Group Ltd. and LINQ Industrial Fabrics, Inc., the financial institutions party thereto (collectively, the "Lenders") and each of the Agent and National Bank of Canada, as the Canadian Agent (as from time to time amended, supplemented or replaced, the "Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of FORTY-THREE MILLION DOLLARS (US $43,000,000.00) on the Term B Loan Termination Date, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in ARTICLES IIA AND V of the Agreement. All or any portion of the principal amount of Term B Loan may be prepaid as provided in the Agreement.

     If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount hereof and accrued but unpaid interest thereon shall bear interest which shall be payable on demand at the rates per annum set forth in SECTION 5.9(C) of the Agreement. Further, in the event of such acceleration, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

     In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest due hereunder, all costs of collection, including reasonable attorneys' fees, on the terms set forth in SECTION 14.5 of the Agreement.

     Interest hereunder shall be computed as provided in SECTIONS 2A.7 and 5.9(B) of the Agreement.

This Note is one of the Notes relating to the Term B Loan Facility referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Term B Loan evidenced hereby was made and is to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

     The Borrower hereby waives to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against the Borrower on account of liability hereon. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.

CONSOLTEX (USA), INC.

By:

Name:

Title:


By:

Name:

Title:

                                 EXHIBIT H

                   Form of Opinion of Borrowers' Counsel

                                 EXHIBIT I

                      Form of Compliance Certificate

                                 EXHIBIT J

                   Form of Second Amendment to Mortgage

                             SCHEDULE 11.4(G)

Liens, each securing Indebtedness permitted under SECTION 11.5(P), on (i) the receivables arising from sales to customers in the United States pursuant to factoring agreements with each of (w) SunTrust Bank, Atlanta (formerly Trust Company Bank), (x) BNY Financial Corporation (as successor in interest by assignment to Midlantic Commercial Co., a division of Midlantic Bank, N.A.), (y) NationsBanc Commercial Corporation (formerly
Citizens and Southern Commercial Corporation) and (z) The CIT Group/Commercial Servicers, Inc. (collectively, the "Factors"), as such factoring agreements may be amended from time to time, (ii) all goods or merchandise represented by such receivables which are returned by or repossessed, recovered or reclaimed from customers of Consoltex Inc. or others; (iii) all proceeds derived directly or indirectly from any dealings with any or the whole of the foregoing and (iv) all moneys owed by the Factors to Consoltex Inc.